UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2546

Fidelity Commonwealth Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	October 31, 2005

Item 1. Reports to Stockholders

Fidelity® Intermediate Bond Fund

Semiannual Report October 31, 2005

Contents

Chairman’s Message	3	Ned Johnson’s message to shareholders.
Shareholder Expense	4	An example of shareholder expenses.
Example
Investment Changes	6	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	7	A complete list of the fund’s investments
		with their market values.
Financial Statements	35	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	39	Notes to the financial statements.
Proxy Voting Results	46
Board Approval of	48
Investment Advisory
Contracts and
Management Fees
Central Fund Investments	57	Complete list of investments for
		Fidelity’s fixed-income central funds.

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Refer ence Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

2

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead sev eral years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confi dent we will find other ways to make it more difficult for predatory traders to op erate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers in cluding individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

3 Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the fund, as a share holder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indi rectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Semiannual Report

4

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Actual	$1,000.00	$1,003.90	$2.37**
Hypothetical (5% return per year
before expenses)	$1,000.00	$1,022.84	$2.40**

* Expenses are equal to the Fund’s annualized expense ratio of .47%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period). The fees and expenses of the underlying affiliated central funds in which the fund invests are not included in the fund’s annualized expense ratio.

** If contractual expense limitations effective June 1, 2005 had been in effect during the entire period, the annualized expense ratio would have been .45% and the expenses paid in the actual and hypothetical examples above would have been $2.27 and $2.29, respectively.

5 Semiannual Report

Investment Changes

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings.

Average Years to Maturity as of October 31, 2005
6 months ago
Years	4.6	4.3

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of October 31, 2005
6 months ago
Years	3.4	3.3

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

The information in the above tables is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central funds.

Semiannual Report 6

Investments October 31, 2005 (Unaudited)
Showing Percentage of Net Assets

Nonconvertible Bonds 23.3%
	Principal	Value (Note 1)
	Amount (000s)	(000s)

CONSUMER DISCRETIONARY – 1.5%
Automobiles – 0.1%
General Motors Corp. 8.25% 7/15/23	$13,490	$9,949
Media – 1.2%
AOL Time Warner, Inc. 6.875% 5/1/12	26,255	28,102
BSKYB Finance Uk PLC 5.625% 10/15/15 (a)	15,290	15,056
Cox Communications, Inc.:
4.625% 1/15/10	5,000	4,825
4.625% 6/1/13	5,765	5,353
7.125% 10/1/12	7,310	7,830
Hearst-Argyle Television, Inc. 7% 11/15/07	6,500	6,705
Liberty Media Corp.:
5.7% 5/15/13	16,415	14,815
8.25% 2/1/30	5,300	4,971
		87,657
Multiline Retail – 0.2%
The May Department Stores Co. 5.75% 7/15/14	15,590	15,578

TOTAL CONSUMER DISCRETIONARY		113,184

CONSUMER STAPLES 0.3%
Beverages – 0.1%
FBG Finance Ltd. 5.125% 6/15/15 (a)	8,370	8,084
Tobacco 0.2%
Altria Group, Inc. 7% 11/4/13	10,705	11,596
Philip Morris Companies, Inc. 7.65% 7/1/08	2,500	2,658
		14,254

TOTAL CONSUMER STAPLES		22,338

ENERGY 2.6%
Energy Equipment & Services – 0.4%
Petronas Capital Ltd. 7% 5/22/12 (a)	29,400	32,325
Oil, Gas & Consumable Fuels – 2.2%
Amerada Hess Corp. 6.65% 8/15/11	14,136	15,044
Canadian Oil Sands Ltd. 4.8% 8/10/09 (a)	10,265	10,088
Duke Capital LLC:
4.37% 3/1/09	8,965	8,739
6.25% 2/15/13	20,545	21,278
Empresa Nacional de Petroleo 6.75% 11/15/12 (a)	7,914	8,433
EnCana Holdings Finance Corp. 5.8% 5/1/14	9,605	9,984

See accompanying notes which are an integral part of the financial statements.

7		Semiannual Report

Investments (Unaudited) continued

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Enterprise Products Operating LP:
4.625% 10/15/09	$6,540	$6,344
5.6% 10/15/14	1,975	1,938
Kerr-McGee Corp. 6.875% 9/15/11	8,405	8,899
Kinder Morgan Energy Partners LP:
5.125% 11/15/14	8,675	8,416
5.35% 8/15/07	7,500	7,531
Nexen, Inc.:
5.05% 11/20/13	7,830	7,654
5.2% 3/10/15	6,250	6,101
Pemex Project Funding Master Trust:
6.125% 8/15/08	17,000	17,366
7.375% 12/15/14	13,000	14,209
7.875% 2/1/09 (e)	7,850	8,400
		160,424

TOTAL ENERGY		192,749

FINANCIALS – 11.3%
Capital Markets 1.8%
Bank of New York Co., Inc. 3.4% 3/15/13 (e)	9,150	8,809
Goldman Sachs Group, Inc.:
4.5% 6/15/10	7,300	7,108
5.25% 10/15/13	10,750	10,631
5.7% 9/1/12	18,260	18,651
6.6% 1/15/12	9,455	10,105
Legg Mason, Inc. 6.75% 7/2/08	17,000	17,768
Lehman Brothers Holdings E-Capital Trust I 4.59%
8/19/65 (a)(e)	7,800	7,818
Merrill Lynch & Co., Inc. 4.25% 2/8/10	13,855	13,410
Morgan Stanley 5.05% 1/21/11	20,815	20,633
NationsBank Corp. 6.375% 2/15/08	5,000	5,159
Scotland International Finance No. 2 BV:
4.25% 5/23/13 (a)	5,250	4,964
yankee 7.7% 8/15/10 (a)	8,000	8,898
State Street Corp. 7.65% 6/15/10	3,000	3,351
		137,305
Commercial Banks – 1.8%
Bank of America Corp. 7.4% 1/15/11	22,540	24,882
Corporacion Andina de Fomento 5.2% 5/21/13	5,145	5,073

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

8

Nonconvertible Bonds continued
		Principal	Value (Note 1)
		Amount (000s)	(000s)

FINANCIALS – continued
Commercial Banks – continued
First Union Corp. 6.4% 4/1/08		$5,000	$5,177
Key Bank NA 7% 2/1/11		11,045	12,021
Korea Development Bank 3.875% 3/2/09		15,040	14,465
National Australia Bank Ltd. yankee 6.6% 12/10/07		10,000	10,339
PNC Funding Corp. 7.5% 11/1/09		9,580	10,409
U.S. Bank NA, Minnesota 5.7% 12/15/08		15,750	16,105
Union Planters National Bank, Memphis 5.125%
6/15/07		5,145	5,155
Wachovia Bank NA 4.875% 2/1/15		6,065	5,877
Wachovia Corp. 4.875% 2/15/14		4,951	4,814
Wells Fargo & Co.:
4% 9/10/12 (e)		5,735	5,622
4.625% 8/9/10		7,830	7,717
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	.	4,000	4,426
			132,082
Consumer Finance – 2.1%
Capital One Bank 6.5% 6/13/13		8,375	8,774
Capital One Financial Corp. 5.5% 6/1/15		6,125	5,995
Ford Motor Credit Co.:
7% 10/1/13		28,845	26,401
7.375% 2/1/11		12,250	11,505
General Electric Capital Corp. 6% 6/15/12		44,700	47,016
Household Finance Corp. 4.125% 11/16/09		41,375	39,962
Household International, Inc. 8.875% 2/15/08		12,875	13,023
			152,676
Diversified Financial Services – 1.1%
Alliance Capital Management LP 5.625% 8/15/06		7,995	8,043
Allstate Life Global Funding II 4.25% 9/10/08 (a)		6,525	6,405
International Lease Finance Corp. 4.375% 11/1/09		11,915	11,682
JPMorgan Chase & Co.:
5.75% 1/2/13		12,250	12,584
6.75% 2/1/11		16,015	17,125
Prime Property Funding II 6.25% 5/15/07 (a)		12,100	12,335
Salomon Smith Barney Holdings, Inc. 6.5% 2/15/08		10,500	10,872
			79,046
Insurance – 1.1%
Aegon NV 4.75% 6/1/13		13,180	12,725
Axis Capital Holdings Ltd. 5.75% 12/1/14		12,000	11,719

See accompanying notes which are an integral part of the financial statements.

9 Semiannual Report

Investments (Unaudited) continued

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

FINANCIALS – continued
Insurance – continued
Marsh & McLennan Companies, Inc.:
5.15% 9/15/10	$8,000	$7,865
7.125% 6/15/09	7,810	8,210
Pennsylvania Mutual Life Insurance Co. 6.65%
6/15/34 (a)	9,200	9,999
Principal Life Global Funding I 6.25% 2/15/12 (a)	10,600	11,225
Prudential Financial, Inc. 4.104% 11/15/06	7,405	7,330
The St. Paul Travelers Companies, Inc. 8.125% 4/15/10	8,475	9,441
		78,514
Real Estate 2.9%
Archstone Smith Operating Trust 5.25% 5/1/15	6,450	6,304
Arden Realty LP 5.2% 9/1/11	5,680	5,553
Boston Properties, Inc. 6.25% 1/15/13	8,970	9,353
Brandywine Operating Partnership LP 4.5% 11/1/09	17,825	17,212
BRE Properties, Inc.:
4.875% 5/15/10	9,285	9,132
5.75% 9/1/09	5,000	5,092
Camden Property Trust:
4.375% 1/15/10	7,700	7,392
5.875% 11/30/12	8,440	8,566
CarrAmerica Realty Corp. 3.625% 4/1/09	14,990	14,250
CenterPoint Properties Trust 5.75% 8/15/09	6,540	6,675
Colonial Properties Trust 4.75% 2/1/10	7,355	7,134
Developers Diversified Realty Corp.:
4.625% 8/1/10	11,640	11,244
5% 5/3/10	7,285	7,166
EOP Operating LP:
4.65% 10/1/10	10,000	9,730
4.75% 3/15/14	3,380	3,191
7% 7/15/11	1,750	1,883
Equity Residential 5.125% 3/15/16	7,895	7,657
Heritage Property Investment Trust, Inc. 5.125%
4/15/14	12,250	11,687
Liberty Property LP 5.125% 3/2/15	3,885	3,717
Post Apartment Homes LP 5.45% 6/1/12	9,290	9,036
Simon Property Group LP:
4.6% 6/15/10	6,420	6,270
4.875% 8/15/10	15,080	14,861
5.1% 6/15/15	9,490	9,123

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

10

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

FINANCIALS – continued
Real Estate continued
Spieker Properties LP 7.25% 5/1/09	$11,700	$12,427
Tanger Properties LP 6.15% 11/15/15	13,700	13,692
		218,347
Thrifts & Mortgage Finance – 0.5%
Countrywide Home Loans, Inc. 4% 3/22/11	9,640	9,046
Independence Community Bank Corp.:
3.5% 6/20/13 (e)	2,530	2,424
3.75% 4/1/14 (e)	13,820	13,173
Residential Capital Corp. 6.375% 6/30/10 (a)	8,845	8,984
Washington Mutual, Inc. 4.625% 4/1/14	5,726	5,385
		39,012

TOTAL FINANCIALS		836,982

INDUSTRIALS – 1.3%
Aerospace & Defense – 0.4%
BAE Systems Holdings, Inc. 4.75% 8/15/10 (a)	10,360	10,129
Bombardier, Inc.:
6.3% 5/1/14 (a)	10,715	9,268
7.45% 5/1/34 (a)	1,020	847
Northrop Grumman Corp. 4.079% 11/16/06	8,300	8,234
		28,478
Airlines – 0.7%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	1,170	1,173
6.978% 10/1/12	2,513	2,512
7.024% 4/15/11	7,000	7,007
7.858% 4/1/13	10,380	10,642
Continental Airlines, Inc. pass thru trust certificates:
6.648% 3/15/19	4,969	4,716
6.82% 5/1/18	2,035	1,954
7.056% 3/15/11	3,130	3,137
Delta Air Lines, Inc. pass thru trust certificates:
7.111% 3/18/13	5,770	5,597
7.57% 11/18/10	14,855	14,382
		51,120

See accompanying notes which are an integral part of the financial statements.

11 Semiannual Report

Investments (Unaudited) continued

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

INDUSTRIALS – continued
Industrial Conglomerates – 0.1%
Hutchison Whampoa International 03/13 Ltd. 6.5%
2/13/13 (a)	$3,625	$3,800
Hutchison Whampoa International 03/33 Ltd. 6.25%
1/24/14 (a)	7,335	7,597
		11,397
Road & Rail 0.1%
Norfolk Southern Corp. 6% 4/30/08	9,250	9,428

TOTAL INDUSTRIALS		100,423

MATERIALS 0.2%
Containers & Packaging – 0.1%
Sealed Air Corp. 6.95% 5/15/09 (a)	5,315	5,586
Metals & Mining – 0.1%
Corporacion Nacional del Cobre (Codelco) 6.375%
11/30/12 (a)	7,265	7,738

TOTAL MATERIALS		13,324

TELECOMMUNICATION SERVICES – 2.8%
Diversified Telecommunication Services – 2.4%
Ameritech Capital Funding Corp. 6.25% 5/18/09	5,520	5,700
AT&T Broadband Corp. 8.375% 3/15/13	13,123	15,116
BellSouth Corp.:
4.2% 9/15/09	9,835	9,538
5.2% 9/15/14	18,795	18,404
British Telecommunications PLC 8.375% 12/15/10	11,580	13,203
Koninklijke KPN NV yankee 8% 10/1/10	16,667	18,584
SBC Communications, Inc. 5.875% 2/1/12	22,365	22,885
Sprint Capital Corp. 8.375% 3/15/12	12,500	14,422
Telecom Italia Capital:
4% 1/15/10	7,550	7,177
4.95% 9/30/14	10,080	9,564
Telefonos de Mexico SA de CV 4.75% 1/27/10	19,750	19,303
Verizon Global Funding Corp. 7.25% 12/1/10	8,218	8,913
Verizon New York, Inc. 6.875% 4/1/12	14,865	15,381
		178,190

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

12

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

TELECOMMUNICATION SERVICES – continued
Wireless Telecommunication Services – 0.4%
America Movil SA de CV 4.125% 3/1/09	$6,695	$6,457
AT&T Wireless Services, Inc. 7.875% 3/1/11	19,630	21,979
		28,436

TOTAL TELECOMMUNICATION SERVICES		206,626

UTILITIES – 3.3%
Electric Utilities – 2.0%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	8,645	8,656
Exelon Corp.:
4.9% 6/15/15	15,095	14,179
6.75% 5/1/11	5,060	5,349
Exelon Generation Co. LLC 5.35% 1/15/14	9,500	9,401
FirstEnergy Corp. 6.45% 11/15/11	22,958	24,150
FPL Group Capital, Inc.:
3.25% 4/11/06	4,425	4,399
7.625% 9/15/06	2,695	2,760
Monongahela Power Co. 5% 10/1/06	6,860	6,861
Niagara Mohawk Power Corp. 8.875% 5/15/07	2,485	2,630
PPL Energy Supply LLC 5.7% 10/15/35	15,590	15,370
Progress Energy, Inc. 7.1% 3/1/11	24,500	26,218
Public Service Co. of Colorado 5.5% 4/1/14	13,045	13,309
Southwestern Public Service Co. 5.125% 11/1/06	3,000	3,007
TXU Energy Co. LLC 7% 3/15/13	13,930	14,505
		150,794
Gas Utilities 0.1%
Texas Eastern Transmission Corp. 7.3% 12/1/10	6,295	6,862
Independent Power Producers & Energy Traders – 0.5%
Constellation Energy Group, Inc. 7% 4/1/12	25,865	27,995
TXU Corp. 5.55% 11/15/14	8,680	7,973
		35,968
Multi-Utilities – 0.7%
Dominion Resources, Inc.:
4.75% 12/15/10	10,560	10,303
5.15% 7/15/15	6,250	5,992
6.25% 6/30/12	9,090	9,491
MidAmerican Energy Holdings, Inc. 5.875% 10/1/12	6,305	6,461

See accompanying notes which are an integral part of the financial statements.

13 Semiannual Report

Investments (Unaudited) continued

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

UTILITIES – continued
Multi-Utilities – continued
PSEG Funding Trust I 5.381% 11/16/07	$11,695	$11,738
Sempra Energy 7.95% 3/1/10	4,289	4,711
		48,696

TOTAL UTILITIES		242,320

TOTAL NONCONVERTIBLE BONDS
(Cost $1,742,413)		1,727,946

U.S. Government and Government Agency Obligations 36.5%

U.S. Government Agency Obligations 7.2%
Fannie Mae:
2.5% 6/15/06	73,500	72,631
3.25% 1/15/08	15,650	15,187
3.25% 8/15/08	92,035	88,660
3.25% 2/15/09	38,091	36,465
3.375% 12/15/08	31,355	30,205
5.5% 3/15/11	44,645	46,014
6% 5/15/11	47,960	50,621
6.25% 2/1/11	134,795	142,017
Freddie Mac:
5% 1/30/14	23,200	22,634
5% 7/15/14	16,545	16,619
5.85% 2/21/06	2,425	2,436
5.875% 3/21/11	3,420	3,556
Guaranteed Trade Trust Certificates (assets of Trust
guaranteed by U.S. Government through Export-Im-
port Bank) Series 1994-B, 7.5% 1/26/06	115	116
U.S. Department of Housing and Urban Development
Government guaranteed participation certificates
Series 1996 A, 7.66% 8/1/15	3,685	3,691

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		530,852
U.S. Treasury Inflation Protected Obligations 6.8%
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	108,837	104,619

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

14

U.S. Government and Government Agency Obligations continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Treasury Inflation Protected Obligations continued
U.S. Treasury Inflation-Indexed Notes: – continued
2% 1/15/14 (b)	$264,835	$ 265,620
2% 7/15/14	130,220	130,605

TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		500,844
U.S. Treasury Obligations – 22.5%
U.S. Treasury Bonds 12% 8/15/13	115,350	138,069
U.S. Treasury Notes:
3.125% 4/15/09	492,170	471,539
3.375% 10/15/09	190,000	182,638
3.625% 4/30/07	145,669	144,047
3.625% 6/30/07	59,094	58,362
3.875% 7/31/07	157,134	155,802
4.25% 8/15/13	125,732	123,301
4.75% 5/15/14	372,985	377,647
6.5% 2/15/10	20,000	21,564

TOTAL U.S. TREASURY OBLIGATIONS		1,672,969

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY
OBLIGATIONS
(Cost $2,746,699)		2,704,665

U.S. Government Agency Mortgage Securities 8.6%

Fannie Mae – 7.4%
3.472% 4/1/34 (e)	2,556	2,539
3.752% 10/1/33 (e)	1,117	1,091
3.771% 12/1/34 (e)	1,279	1,254
3.794% 6/1/34 (e)	5,052	4,881
3.815% 1/1/35 (e)	1,136	1,118
3.838% 1/1/35 (e)	3,208	3,171
3.869% 1/1/35 (e)	1,903	1,892
3.87% 11/1/34 (e)	7,282	7,190
3.913% 12/1/34 (e)	1,048	1,043
3.964% 1/1/35 (e)	1,448	1,432
3.968% 5/1/33 (e)	393	387
3.976% 5/1/34 (e)	419	425
3.98% 12/1/34 (e)	1,412	1,401
3.997% 1/1/35 (e)	889	880
4.008% 12/1/34 (e)	7,465	7,419

See accompanying notes which are an integral part of the financial statements.

15 Semiannual Report

Investments (Unaudited) continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae continued
4.014% 2/1/35 (e)	$1,069	$1,055
4.026% 1/1/35 (e)	493	489
4.026% 2/1/35 (e)	967	954
4.055% 10/1/18 (e)	1,092	1,072
4.064% 4/1/33 (e)	402	397
4.102% 2/1/35 (e)	691	683
4.107% 2/1/35 (e)	754	748
4.111% 1/1/35 (e)	2,094	2,067
4.112% 2/1/35 (e)	3,808	3,771
4.116% 2/1/35 (e)	1,871	1,849
4.128% 1/1/35 (e)	3,665	3,623
4.134% 2/1/35 (e)	2,333	2,317
4.144% 1/1/35 (e)	3,058	3,034
4.15% 2/1/35 (e)	1,904	1,885
4.172% 1/1/35 (e)	3,957	3,923
4.174% 1/1/35 (e)	1,711	1,695
4.183% 11/1/34 (e)	510	507
4.19% 1/1/35 (e)	2,355	2,308
4.222% 3/1/34 (e)	1,026	1,014
4.237% 10/1/34 (e)	2,928	2,932
4.25% 2/1/35 (e)	1,169	1,145
4.251% 10/1/34 (e)	2,646	2,641
4.291% 8/1/33 (e)	2,361	2,339
4.294% 1/1/35 (e)	1,374	1,358
4.296% 3/1/35 (e)	1,112	1,104
4.298% 7/1/34 (e)	972	973
4.311% 5/1/35 (e)	1,676	1,655
4.313% 2/1/35 (e)	696	688
4.315% 3/1/33 (e)	594	583
4.315% 1/1/35 (e)	1,149	1,133
4.347% 1/1/35 (e)	1,146	1,125
4.367% 2/1/34 (e)	2,754	2,722
4.367% 4/1/35 (e)	754	745
4.402% 2/1/35 (e)	1,803	1,771
4.414% 5/1/35 (e)	3,407	3,376
4.419% 11/1/34 (e)	17,352	17,274
4.447% 3/1/35 (e)	1,636	1,610
4.453% 10/1/34 (e)	6,229	6,212
4.454% 4/1/34 (e)	1,864	1,841
4.483% 1/1/35 (e)	1,871	1,861
4.485% 8/1/34 (e)	3,706	3,666

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

16

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae continued
4.496% 3/1/35 (e)	$3,643	$3,580
4.501% 5/1/35 (e)	1,104	1,090
4.525% 3/1/35 (e)	3,290	3,240
4.55% 2/1/35 (e)	7,712	7,673
4.554% 7/1/35 (e)	4,176	4,148
4.558% 2/1/35 (e)	1,252	1,237
4.584% 2/1/35 (e)	10,783	10,620
4.603% 2/1/35 (e)	805	804
4.605% 2/1/35 (e)	3,544	3,498
4.652% 11/1/34 (e)	3,974	3,934
4.68% 11/1/34 (e)	4,116	4,066
4.707% 3/1/35 (e)	10,006	9,978
4.734% 3/1/35 (e)	1,910	1,891
4.736% 7/1/34 (e)	3,420	3,401
4.815% 12/1/34 (e)	3,298	3,274
4.821% 12/1/32 (e)	1,663	1,662
4.848% 12/1/34 (e)	1,338	1,328
5% 12/1/17 to 8/1/18	73,410	72,468
5.121% 5/1/35 (e)	8,064	8,096
5.204% 6/1/35 (e)	5,985	6,017
5.297% 9/1/35 (e)	2,296	2,277
5.365% 7/1/35 (e)	1,307	1,304
5.5% 3/1/14 to 12/1/33	164,110	164,869
6.5% 4/1/13 to 3/1/35	95,572	98,353
7% 7/1/25 to 2/1/32	203	213
7.5% 8/1/13 to 8/1/29	1,767	1,870
12.5% 3/1/15 to 8/1/15	30	33

TOTAL FANNIE MAE		549,192
Freddie Mac – 0.8%
4.078% 12/1/34 (e)	1,235	1,218
4.109% 12/1/34 (e)	1,806	1,784
4.192% 1/1/35 (e)	1,770	1,750
4.289% 3/1/35 (e)	1,630	1,614
4.297% 5/1/35 (e)	2,821	2,792
4.309% 12/1/34 (e)	1,676	1,645
4.326% 1/1/35 (e)	4,055	4,003
4.362% 3/1/35 (e)	2,436	2,388
4.385% 2/1/35 (e)	3,582	3,565
4.388% 2/1/35 (e)	3,211	3,148
4.445% 3/1/35 (e)	1,551	1,518

See accompanying notes which are an integral part of the financial statements.

17 Semiannual Report

Investments (Unaudited) continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Freddie Mac continued
4.446% 2/1/34 (e)	$1,789	$1,770
4.479% 6/1/35 (e)	2,378	2,350
4.487% 3/1/35 (e)	4,487	4,400
4.493% 3/1/35 (e)	11,115	10,950
4.495% 3/1/35 (e)	1,806	1,770
4.56% 2/1/35 (e)	2,594	2,556
5.027% 4/1/35 (e)	9,382	9,362
7% 9/1/06 to 7/1/13	1,555	1,615
7.5% 4/1/07 to 1/1/33	2,404	2,528
8.5% 6/1/13	3	4

TOTAL FREDDIE MAC		62,730
Government National Mortgage Association 0.4%
7% 3/15/26 to 11/15/32	21,201	22,296
7.5% 3/15/28	11	12
8% 7/15/17 to 8/15/30	5,732	6,114

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		28,422

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES
(Cost $649,905)		640,344

Asset Backed Securities 7.9%

Accredited Mortgage Loan Trust Series 2003-2 Class
A1, 4.23% 10/25/33	6,738	6,455
ACE Securities Corp.:
Series 2003-HE1 Class A2, 4.4475% 11/25/33 (e)	1,273	1,274
Series 2004-HE1:
Class M1, 4.5375% 2/25/34 (e)	2,700	2,702
Class M2, 5.1375% 2/25/34 (e)	3,053	3,055
Aircraft Lease Securitization Ltd. Series 2005-1 Class
C1, 7.64% 9/9/30 (a)(e)	2,076	2,120
American Express Credit Account Master Trust:
Series 2004-1 Class B, 4.22% 9/15/11 (e)	7,275	7,303
Series 2004-C Class C, 4.47% 2/15/12 (a)(e)	9,942	9,965
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	6,800	6,764
Series 2003-BX Class A4B, 4.27% 1/6/10 (e)	5,032	5,045
Series 2004-1:
Class A3, 3.22% 7/6/08	5,110	5,077

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

18

Asset Backed Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
AmeriCredit Automobile Receivables Trust: – continued
Series 2004-1: - continued
Class B, 3.7% 1/6/09	$865	$852
Class C, 4.22% 7/6/09	925	911
Class D, 5.07% 7/6/10	6,515	6,453
Series 2005-1 Class E, 5.82% 6/6/12 (a)	4,835	4,815
Ameriquest Mortgage Securities, Inc.:
Series 2003-3 Class M1, 4.8375% 3/25/33 (e)	8,015	8,055
Series 2004-R2:
Class M1, 4.4675% 4/25/34 (e)	1,525	1,525
Class M2, 4.5175% 4/25/34 (e)	1,175	1,175
Amortizing Residential Collateral Trust Series 2002-BC3
Class A, 4.3675% 6/25/32 (e)	1,206	1,209
ARG Funding Corp. Series 2005-1A Class A1, 4.02%
4/20/09 (a)	3,000	2,945
Argent Securities, Inc. Series 2004-W7:
Class M1, 4.5875% 5/25/34 (e)	4,965	4,965
Class M2, 4.6375% 5/25/34 (e)	4,035	4,035
Asset Backed Securities Corp. Home Equity Loan Trust
Series 2003-HE7 Class A3, 4.33% 12/15/33 (e)	4,269	4,285
Bank One Issuance Trust:
Series 2002-B1 Class B1, 4.35% 12/15/09 (e)	6,625	6,649
Series 2002-C1 Class C1, 4.93% 12/15/09 (e)	9,450	9,545
Series 2003-C4 Class C4, 5% 2/15/11 (e)	16,850	17,174
Series 2004-B2 Class B2, 4.37% 4/15/12	23,000	22,495
Bayview Financial Asset Trust Series 2003-F Class A,
4.57% 9/28/43 (e)	7,946	7,963
Bear Stearns Asset Backed Securities I Series 2005-HE2:
Class M1, 4.5375% 2/25/35 (e)	8,255	8,258
Class M2, 4.7875% 2/25/35 (e)	3,010	3,020
Capital One Auto Finance Trust Series 2002-C Class A4,
3.44% 6/15/09	8,000	7,936
Capital One Multi-Asset Execution Trust:
Series 2003-B2 Class B2, 3.5% 2/17/09	9,305	9,251
Series 2003-B4 Class B4, 4.77% 7/15/11 (e)	8,520	8,650
Series 2004-6 Class B, 4.15% 7/16/12	13,275	12,866
CDC Mortgage Capital Trust Series 2004-HE2 Class M2,
5.2375% 7/26/34 (e)	2,851	2,876
Cendant Timeshare Receivables Funding LLC Series
2005-1A Class A1, 4.67% 5/20/17 (a)	6,240	6,240
Chase Credit Card Master Trust Series 2003-6 Class B,
4.32% 2/15/11 (e)	12,685	12,779
Chase Credit Card Owner Trust Series 2003-6 Class C,
4.77% 2/15/11 (e)	18,530	18,812

See accompanying notes which are an integral part of the financial statements.

19 Semiannual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Citibank Credit Card Issuance Trust:
Series 2002-C1 Class C1, 4.7369% 2/9/09 (e)	$15,900	$16,052
Series 2003-C1 Class C1, 5.2% 4/7/10 (e)	25,180	25,712
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 4.5375% 5/25/34 (e)	6,450	6,461
Series 2004-3 Class M1, 4.5375% 6/25/34 (e)	1,800	1,803
Crown Castle Towers LLC/Crown Atlantic Holdings Sub
LLC/Crown Communication, Inc. Series 2005-1A:
Class B, 4.878% 6/15/35 (a)	6,064	5,891
Class C, 5.074% 6/15/35 (a)	5,505	5,354
CS First Boston Mortgage Securities Corp. Series
2004-FRE1 Class A2, 4.3875% 4/25/34 (e)	1,972	1,972
Discover Card Master Trust I Series 2003-4 Class B1,
4.3% 5/16/11 (e)	10,685	10,744
Fieldstone Mortgage Investment Corp. Series 2003-1:
Class M1, 4.7175% 11/25/33 (e)	1,800	1,817
Class M2, 5.7875% 11/25/33 (e)	1,000	1,026
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.5875% 3/25/34 (e)	500	501
Class M4, 4.9375% 3/25/34 (e)	375	378
First USA Secured Note Trust Series 2001-3 Class C,
5.0469% 11/19/08 (a)(e)	15,575	15,685
Fremont Home Loan Trust:
Series 2004 A:
Class M1, 4.5875% 1/25/34 (e)	5,569	5,585
Class M2, 5.1875% 1/25/34 (e)	6,475	6,557
Series 2005 A:
Class M1, 4.4675% 1/25/35 (e)	2,000	2,007
Class M2, 4.4975% 1/25/35 (e)	2,875	2,877
Class M3, 4.5275% 1/25/35 (e)	1,550	1,553
Class M4, 4.7175% 1/25/35 (e)	1,125	1,133
GSAMP Trust:
Series 2002-HE Class M1, 5.25% 11/20/32 (e)	4,247	4,302
Series 2004-FM2:
Class M1, 4.5375% 1/25/34 (e)	4,250	4,250
Class M2, 5.1375% 1/25/34 (e)	1,800	1,800
Class M3, 5.3375% 1/25/34 (e)	1,800	1,800
Home Equity Asset Trust Series 2003-2:
Class A2, 4.4175% 8/25/33 (e)	225	226
Class M1, 4.9175% 8/25/33 (e)	3,840	3,885
Household Home Equity Loan Trust:
Series 2003-1 Class M, 4.63% 10/20/32 (e)	917	917
Series 2003-2 Class M, 4.58% 9/20/33 (e)	1,447	1,449

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

20

Asset Backed Securities continued
		Principal	Value (Note 1)
		Amount (000s)	(000s)
Household Home Equity Loan Trust: – continued
Series 2004-1 Class M, 4.52% 9/20/33 (e)		$2,713	$2,718
Household Private Label Credit Card Master Note Trust I
Series 2002-3 Class B, 5.22% 9/15/09 (e)		8,265	8,266
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 4.46% 1/20/35 (e)		3,148	3,148
Class M2, 4.49% 1/20/35 (e)		2,361	2,361
Long Beach Mortgage Loan Trust Series 2004-2:
Class M1, 4.5675% 6/25/34 (e)		5,225	5,237
Class M2, 5.1175% 6/25/34 (e)		1,705	1,723
MBNA Credit Card Master Note Trust:
Series 2002-B1 Class B1, 5.15% 7/15/09		15,000	15,048
Series 2002-B4 Class B4, 4.47% 3/15/10 (e)		6,335	6,379
Series 2003-B2 Class B2, 4.36% 10/15/10 (e)		1,805	1,822
Series 2003-B3 Class B3, 4.345% 1/18/11 (e)		8,830	8,877
Series 2003-B5 Class B5, 4.34% 2/15/11 (e)		12,980	13,071
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 4.5375% 7/25/34 (e)		2,625	2,625
Class M2, 4.5875% 7/25/34 (e)		450	450
Class M3, 4.9875% 7/25/34 (e)		955	955
Class M4, 5.1375% 7/25/34 (e)		650	650
Merrill Lynch Mortgage Investors, Inc.:
Series 2003-HE1 Class M1, 4.7375% 7/25/34 (e)		3,105	3,123
Series 2003-OPT1 Class M1, 4.6875% 7/25/34 (e)	.	6,775	6,815
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 6.1375% 11/25/32 (e)	.	3,485	3,562
Series 2003-NC5 Class M2, 6.0375% 4/25/33 (e)		3,450	3,480
Series 2003-NC7 Class M1, 4.7375% 6/25/33 (e)		2,655	2,663
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 5.0375% 1/25/32 (e)		6,606	6,620
Series 2002-NC3 Class A3, 4.3775% 8/25/32 (e)		89	89
Series 2003-NC2 Class M2, 6.0375% 2/25/33 (e)		3,625	3,668
National Collegiate Funding LLC Series 2004-GT1 Class
IO1, 7.87% 6/25/10 (a)(e)(g)		10,160	3,279
National Collegiate Student Loan Trust:
Series 2004-2 Class AIO, 9.75% 10/25/14 (g)		10,350	5,134
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (g)		5,100	1,276
Nissan Auto Lease Trust Series 2003-A Class A3B,
2.57% 6/15/09		6,675	6,606
Park Place Securities, Inc. Series 2005-WCH1 Class M2,
4.5575% 1/25/35 (e)		5,025	5,029
Prime Credit Card Master Trust Series 2000-1 Class A,
6.7% 10/15/09		21,250	21,267

See accompanying notes which are an integral part of the financial statements.

21			Semiannual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Salomon Brothers Mortgage Securities VII, Inc. Series
2003-UP1 Class A, 3.45% 4/25/32 (a)	$3,485	$3,337
Structured Asset Securities Corp.:
Series 2004-GEL1 Class A, 4.3975% 2/25/34 (e)	1,049	1,049
Series 2005-5N Class 3A1A, 4.36% 11/25/35 (e)	18,555	18,555
Superior Wholesale Inventory Financing Trust VII Series
2003-A8 Class CTFS, 4.42% 3/15/11 (a)(e)	8,835	8,828
Superior Wholesale Inventory Financing Trust XII Series
2005-A12:
Class B, 4.45% 6/15/10 (e)	7,360	7,358
Class C, 5.17% 6/15/10 (e)	3,680	3,686
Terwin Mortgage Trust Series 2003-4HE Class A1,
4.4675% 9/25/34 (e)	2,030	2,040
Triad Auto Receivables Owner Trust Series 2002-A Class
A4, 3.24% 8/12/09	8,552	8,475
WFS Financial Owner Trust Series 2004-3 Class A4,
3.93% 2/17/12	13,280	12,978
TOTAL ASSET BACKED SECURITIES
(Cost $590,885)		589,483

Collateralized Mortgage Obligations 3.0%

Private Sponsor 1.9%
Adjustable Rate Mortgage Trust floater:
Series 2004-1 Class 9A2, 4.4375% 1/25/34 (e)	4,723	4,736
Series 2005-2 Class 6A2, 4.3175% 6/25/35 (e)	2,912	2,914
Bear Stearns Adjustable Rate Mortgage Trust Series
2005-6 Class 1A1, 5.1587% 8/25/35 (e)	20,427	20,404
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 4.4075% 4/25/34 (e)	2,194	2,196
Series 2004-AR6 Class 9A2, 4.4075% 10/25/34 (e)	3,642	3,646
Master Seasoned Securitization Trust Series 2004-1
Class 1A1, 6.2403% 8/25/17 (e)	7,539	7,653
Merrill Lynch Mortgage Investors, Inc.:
floater Series 2005-B Class A2, 3.75% 7/25/30 (e)	10,964	10,946
Series 2003-E Class XA1, 1% 10/25/28 (e)(g)	50,814	567
Series 2003-G Class XA1, 1% 1/25/29 (g)	45,101	520
Series 2003-H Class XA1, 1% 1/25/29 (a)(g)	39,268	465
Opteum Mortgage Acceptance Corp. floater Series
2005-3 Class APT, 4.3275% 7/25/35 (e)	6,958	6,962
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	5,547	5,611
Series 2004-SL2 Class A1, 6.5% 10/25/16	1,540	1,564

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

22

Collateralized Mortgage Obligations continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Private Sponsor continued
Residential Finance LP/Residential Finance Development
Corp. floater Series 2003-CB1:
Class B3, 5.39% 6/10/35 (a)(e)	$4,043	$4,114
Class B4, 5.59% 6/10/35 (a)(e)	3,618	3,686
Class B5, 6.19% 6/10/35 (a)(e)	2,471	2,524
Class B6, 6.69% 6/10/35 (a)(e)	1,464	1,496
Residential Funding Securities Corp. Series 2003-RP2
Class A1, 4.4875% 6/25/33 (a)(e)	4,584	4,599
Sequoia Mortgage Funding Trust Series 2003-A Class
AX1, 0.8% 10/21/08 (a)(g)	158,641	1,073
Sequoia Mortgage Trust floater Series 2004-8 Class A2,
4.41% 9/20/34 (e)	8,314	8,314
WAMU Mortgage pass thru certificates floater Series
2005-AR13 Class A1C1, 4.2275% 10/25/45 (e)	12,000	12,000
Washington Mutual Mortgage Securities Corp.
sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	1,504	1,543
Series 2004-RA2 Class 2A, 7% 7/25/33	2,314	2,354
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR10 Class 2A2, 4.1105% 6/25/35 (e)	15,595	15,282
Series 2005-AR4 Class 2A2, 4.5373% 4/25/35 (e)	13,350	13,073
Series 2005-AR9 Class 2A1, 4.362% 5/25/35 (e)	7,660	7,551

TOTAL PRIVATE SPONSOR		145,793
U.S. Government Agency 1.1%
Fannie Mae planned amortization class Series 2003-39
Class PV, 5.5% 9/25/22	15,835	15,662
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class Series 2002-73 Class QC,
5.5% 1/25/26	13,146	13,198
sequential pay Series 2005-41 Class LA, 5.5%
5/25/35	11,766	11,785
Freddie Mac sequential pay Series 2516 Class AH, 5%
1/15/16	2,315	2,313
Freddie Mac Multi-class participation certificates
guaranteed planned amortization class:
Series 2425 Class JH, 6% 3/15/17	6,945	7,110
Series 2489 Class PD, 6% 2/15/31	5,547	5,588

See accompanying notes which are an integral part of the financial statements.

23 Semiannual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Government Agency continued
Freddie Mac Multi-class participation certificates
guaranteed planned amortization class: – continued
Series 2543 Class QT, 5.5% 4/15/22	$10,607	$10,563
Series 2702 Class WB, 5% 4/15/17	13,170	13,077

TOTAL U.S. GOVERNMENT AGENCY		79,296

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $227,988)		225,089

Commercial Mortgage Securities 6.8%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1%
8/13/29	702	716
Series 1997-D5 Class PS1, 1.6354% 2/14/43 (e)(g) .	96,600	4,603
Banc of America Commercial Mortgage, Inc.:
sequential pay:
Series 2004-2 Class A3, 4.05% 11/10/38	6,527	6,215
Series 2004-4 Class A3, 4.128% 7/10/42	7,860	7,615
Series 2003-2 Class XP, 0.5168% 3/11/41 (a)(e)(g) .	185,697	1,889
Banc of America Large Loan, Inc. floater Series
2003 BBA2:
Class A3, 4.29% 11/15/15 (a)(e)	6,740	6,745
Class C, 4.44% 11/15/15 (a)(e)	1,385	1,389
Class D, 4.52% 11/15/15 (a)(e)	2,155	2,166
Class F, 4.87% 11/15/15 (a)(e)	1,535	1,545
Class H, 5.37% 11/15/15 (a)(e)	1,385	1,392
Class J, 5.92% 11/15/15 (a)(e)	1,430	1,446
Class K, 6.57% 11/15/15 (a)(e)	1,290	1,288
Bank of America Large Loan, Inc. floater Series
2005 ESHA:
Class E, 4.5256% 7/14/08 (a)(e)	3,695	3,695
Class F, 4.6956% 7/14/08 (a)(e)	2,230	2,230
Class G, 4.8256% 7/14/08 (a)(e)	1,115	1,115
Class H, 5.0456% 7/14/08 (a)(e)	1,485	1,485
Bayview Commercial Asset Trust:
floater:
Series 2004-1:
Class A, 4.3975% 4/25/34 (a)(e)	7,532	7,535
Class B, 5.9375% 4/25/34 (a)(e)	872	882
Class M1, 4.5975% 4/25/34 (a)(e)	714	717

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

24

Commercial Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Bayview Commercial Asset Trust: – continued
floater: - continued
Series 2004-1:
Class M2, 5.2375% 4/25/34 (a)(e)	$634	$642
Series 2004-2:
Class A, 4.4675% 8/25/34 (a)(e)	7,267	7,283
Class M1, 4.6175% 8/25/34 (a)(e)	2,346	2,355
Series 2004-3:
Class A1, 4.4075% 1/25/35 (a)(e)	8,412	8,422
Class A2, 4.4575% 1/25/35 (a)(e)	1,162	1,162
Class M1, 4.5375% 1/25/35 (a)(e)	1,441	1,443
Class M2, 5.0375% 1/25/35 (a)(e)	930	935
Series 2004-1 Class IO, 1.25% 4/25/34 (a)(g)	81,192	4,612
Bear Stearns Commercial Mortgage Securities, Inc.:
Series 2003-PWR2 Class X2, 0.7879%
5/11/39 (a)(e)(g)	121,066	2,820
Series 2003 T12 Class X2, 0.8532% 8/13/39 (a)(e)(g)	121,136	2,792
Series 2004 ESA:
Class C, 4.937% 5/14/16 (a)	970	966
Class D, 4.986% 5/14/16 (a)	1,650	1,646
Class E, 5.064% 5/14/16 (a)	5,120	5,121
Class F, 5.182% 5/14/16 (a)	1,230	1,230
CDC Commercial Mortgage Trust Series 2002-FX1 Class
XCL, 0.7836% 5/15/35 (a)(e)(g)	121,339	6,876
Chase Commercial Mortgage Securities Corp.:
sequential pay Series 1999-2 Class A1, 7.032%
1/15/32	4,244	4,342
Series 1999-2:
Class E, 7.734% 1/15/32	4,010	4,330
Class F, 7.734% 1/15/32	2,170	2,315
COMM:
floater Series 2002-FL7 Class D, 4.54%
11/15/14 (a)(e)	3,050	3,061
sequential pay Series 1999-1 Class A2, 6.455%
5/15/32	11,760	12,169
Series 2004-LBN2 Class X2, 1.2401%
3/10/39 (a)(e)(g)	19,913	704
Commercial Mortgage Asset Trust sequential pay Series
1999-C2 Class A2, 7.546% 11/17/32 (e)	11,450	12,358
Commercial Mortgage pass thru certificates:
floater:
Series 2004-CNL:
Class B, 4.37% 9/15/14 (a)(e)	2,290	2,291
Class D, 4.61% 9/15/14 (a)(e)	710	710

See accompanying notes which are an integral part of the financial statements.

25 Semiannual Report

Investments (Unaudited) continued

Commercial Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Commercial Mortgage pass thru certificates: – continued
floater: - continued
Series 2004-CNL:
Class E, 4.67% 9/15/14 (a)(e)	$960	$961
Class F, 4.77% 9/15/14 (a)(e)	755	755
Class G, 4.95% 9/15/14 (a)(e)	1,725	1,726
Class H, 5.05% 9/15/14 (a)(e)	1,835	1,836
Class J, 5.57% 9/15/14 (a)(e)	630	632
Class K, 5.97% 9/15/14 (a)(e)	990	992
Class L, 6.17% 9/15/14 (a)(e)	795	795
Series 2004-HTL1:
Class B, 4.42% 7/15/16 (a)(e)	514	515
Class D, 4.52% 7/15/16 (a)(e)	1,168	1,169
Class E, 4.72% 7/15/16 (a)(e)	834	834
Class F, 4.77% 7/15/16 (a)(e)	882	882
Class H, 5.27% 7/15/16 (a)(e)	2,559	2,560
Class J, 5.42% 7/15/16 (a)(e)	984	984
Class K, 6.32% 7/15/16 (a)(e)	1,105	1,105
Series 2004 CNL Class X1, 1.9861% 9/15/14 (a)(e)(g) .	128,590	1,182
CS First Boston Mortgage Securities Corp.:
floater:
Series 2003-TF2A:
Class H, 5.87% 11/15/14 (a)(e)	1,395	1,392
Class K, 7.07% 11/15/14 (a)(e)	2,090	2,080
Series 2004-HC1:
Class A2, 4.47% 12/15/21 (a)(e)	1,935	1,935
Class B, 4.72% 12/15/21 (a)(e)	5,040	5,040
sequential pay:
Series 1998-C1 Class A1B, 6.48% 5/17/40	14,064	14,518
Series 1999-C1 Class A2, 7.29% 9/15/41	11,400	12,157
Series 2001-CK3 Class A2, 6.04% 6/15/34	10,854	10,875
Series 2004-C1 Class A4, 4.75% 1/15/37	3,960	3,820
Series 2001-CKN5 Class AX, 1.1953%
9/15/34 (a)(e)(g)	112,447	6,739
Series 2003-C4 Class ASP, 0.6846%
8/15/36 (a)(e)(g)	98,789	1,630
Series 2004-C1 Class ASP, 1.1068%
1/15/37 (a)(e)(g)	97,737	3,297
Deutsche Mortgage & Asset Receiving Corp. sequential
pay Series 1998-C1 Class D, 7.231% 6/15/31	11,355	11,915
DLJ Commercial Mortgage Corp. sequential pay Series
2000 CF1 Class A1A, 7.45% 6/10/33	6,227	6,267
Equitable Life Assurance Society of the United States
sequential pay Series 174 Class A1, 7.24% 5/15/06 (a)	6,000	6,074

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

26

Commercial Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
First Union-Lehman Brothers Commercial Mortgage Trust
sequential pay Series 1997-C2 Class A3, 6.65%
11/18/29	$4,584	$4,702
GE Capital Commercial Mortgage Corp. Series 2001-1
Class X1, 0.7489% 5/15/33 (a)(e)(g)	91,415	3,237
GGP Mall Properties Trust sequential pay Series
2001-C1A Class A2, 5.007% 11/15/11 (a)	6,957	6,972
Ginnie Mae guaranteed Multi-family pass thru securities
sequential pay:
Series 2002-35 Class C, 5.8917% 10/16/23 (e)	1,895	1,939
Series 2003-87 Class C, 5.2444% 8/16/32 (e)	13,150	13,212
Ginnie Mae guaranteed REMIC pass thru securities
sequential pay Series 2003-47 Class C, 4.227%
10/16/27	15,764	15,347
GMAC Commercial Mortgage Securities, Inc.:
sequential pay Series 1997-C2 Class A3, 6.566%
4/15/29	5,663	5,812
Series 2003-C3 Class X2, 0.925% 12/10/38 (a)(e)(g)	120,403	3,119
Series 2004-C3 Class X2, 0.9004% 12/10/41 (e)(g) .	71,705	1,984
Greenwich Capital Commercial Funding Corp.:
Series 2003-C1 Class XP, 2.2975% 7/5/35 (a)(e)(g)	75,603	5,045
Series 2003-C2 Class XP, 1.2721% 1/5/36 (a)(e)(g)	141,969	5,023
Series 2005-GG3 Class XP, 0.9818%
8/10/42 (a)(e)(g)	324,745	11,111
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (a)	7,850	8,402
Series 2003-C1 Class A2A, 3.59% 1/10/40	10,690	10,423
Series 2001-LIBA Class C, 6.733% 2/14/16 (a)	4,130	4,420
Series 2005-GG4 Class XP, 0.734% 7/10/39 (a)(g)	243,635	8,684
Hilton Hotel Pool Trust Series 2000-HLTA Class D,
7.555% 10/3/15 (a)	7,290	7,804
Host Marriott Pool Trust sequential pay Series
1999-HMTA:
Class A, 6.98% 8/3/15 (a)	4,020	4,170
Class B, 7.3% 8/3/15 (a)	2,810	3,015
Class D, 7.97% 8/3/15 (a)	2,310	2,474
J.P. Morgan Chase Commercial Mortgage Securities
Corp.:
Series 2004-C1 Class X2, 1.2499% 1/15/38 (a)(e)(g)	25,069	947
Series 2004-CB8 Class X2, 1.3294%
1/12/39 (a)(e)(g)	30,786	1,319

See accompanying notes which are an integral part of the financial statements.

27 Semiannual Report

Investments (Unaudited) continued

Commercial Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
LB-UBS Commercial Mortgage Trust:
sequential pay:
Series 2000-C3 Class A2, 7.95% 1/15/10	$10,855	$11,967
Series 2003-C3 Class A2, 3.086% 5/15/27	9,205	8,817
Series 2004-C2 Class XCP, 1.4108% 3/1/36 (a)(g)	67,045	2,765
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A
Class B, 4.13% 11/20/37 (a)	5,000	4,622
Lehman Brothers Floating Rate Commercial Mortgage
Trust floater Series 2003-LLFA Class K1, 6.4956%
12/16/14 (a)(e)	4,035	4,018
Morgan Stanley Capital I, Inc.:
sequential pay Series 1998-HF2 Class A2, 6.48%
11/15/30	5,566	5,744
Series 2003-IQ5 Class X2, 1.2289%
4/15/38 (a)(e)(g)	54,785	2,007
Series 2003-IQ6 Class X2, 0.7562%
12/15/41 (a)(e)(g)	101,370	2,610
Series 2005-IQ9 Class X2, 1.2032%
7/15/56 (a)(e)(g)	84,950	4,038
Morgan Stanley Dean Witter Capital I Trust floater Series
2002-XLF Class F, 6.03% 8/5/14 (a)(e)	3,905	3,905
Mortgage Capital Funding, Inc. sequential pay Series
1998-MC2 Class A2, 6.423% 6/18/30	6,519	6,701
Prudential Securities Secured Financing Corp. sequential
pay Series 1998-C1 Class A1B, 6.506% 7/15/08	8,655	8,904
Salomon Brothers Mortgage Securities VII, Inc.
sequential pay Series 2000-C3 Class A2, 6.592%
12/18/33	11,242	11,867
Thirteen Affiliates of General Growth Properties, Inc.
sequential pay Series 1 Class A2, 6.602%
11/15/07 (a)	5,000	5,156
Trizechahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (a)	13,990	14,236
Class E3, 7.253% 3/15/13 (a)	5,845	5,998
Wachovia Bank Commercial Mortgage Trust:
sequential pay:
Series 2003-C8 Class A3, 4.445% 11/15/35	13,550	13,134
Series 2005-C16 Class A2, 4.38% 10/15/41	9,160	8,921
Series 2003-C8 Class XP, 0.8195%
11/15/35 (a)(e)(g)	74,946	1,389
Series 2003-C9 Class XP, 0.8114%
12/15/35 (a)(e)(g)	50,951	1,068
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $517,006)		506,948
See accompanying notes which are an integral part of the financial statements.

Semiannual Report 28

Foreign Government and Government Agency Obligations 0.7%
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Israeli State 4.625% 6/15/13	$2,440	$2,321
Korean Republic 4.875% 9/22/14	5,220	5,072
Manitoba Province yankee 5.5% 10/1/08	15,000	15,303
Saskatchewan Province 7.125% 3/15/08	4,800	5,043
United Mexican States:
4.625% 10/8/08	5,380	5,315
5.875% 1/15/14	9,440	9,591
6.375% 1/16/13	7,820	8,191
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS
(Cost $50,314)		50,836

Supranational Obligations 0.2%

Corporacion Andina de Fomento 6.875% 3/15/12
(Cost $10,366)	10,460	11,305

Fixed Income Funds 11.9%
	Shares
Fidelity Specialized High Income Central Investment
Portfolio (f)	750,338	73,781
Fidelity Ultra-Short Central Fund (f)	8,130,819	808,610
TOTAL FIXED INCOME FUNDS
(Cost $882,569)		882,391

See accompanying notes which are an integral part of the financial statements.

29 Semiannual Report

Investments (Unaudited) continued

Cash Equivalents 0.6%
		Maturity	Value (Note 1)
		Amount (000s)	(000s)

Investments in repurchase agreements (Collateralized by U.S.
Government Obligations, in a joint trading account at
4.03%, dated 10/31/05 due 11/1/05)
(Cost $46,021)		$46,026	$46,021

TOTAL INVESTMENT PORTFOLIO – 99.5%
(Cost $7,464,166)			7,385,028

NET OTHER ASSETS – 0.5%			33,877

NET ASSETS 100%			$7,418,905

Swap Agreements
	Expiration	Notional	Value (000s)
	Date	Amount (000s)

Credit Default Swap
Receive quarterly a fixed rate of .4%
multiplied by the notional amount and pay
to Merrill Lynch, Inc., upon each default
event of one of the issues of Dow Jones
CDX N.A. Investment Grade 4, par value
of the proportional notional amount (d)	June 2010	$ 55,000	$ (308)
Receive quarterly a fixed rate of .5%
multiplied by the notional amount and pay
to Merrill Lynch, Inc., upon each default
event of one of the issues of Dow Jones
CDX N.A. Investment Grade 3, par value
of the proportional notional amount (c)	March 2010	35,000	27
Receive quarterly a fixed rate of .7%
multiplied by the notional amount and pay
to Deutsche Bank, upon each default event
of one of the issues of Dow Jones CDX
N.A. Investment Grade 3, par value of the
proportional notional amount (c)	March 2015	35,000	(210)
Receive quarterly notional amount multiplied
by .35% and pay Goldman Sachs upon
default event of Southern California Edison
Co., par value of the notional amount of
Southern California Edison Co. 7.625%
1/15/10	Sept. 2010	8,500	2

See accompanying notes which are an integral part of the financial statements.

Semiannual Report	30

Swap Agreements continued

	Expiration	Notional	Value (000s)
	Date	Amount (000s)

Credit Default Swap – continued
Receive quarterly notional amount multiplied
by .41% and pay Goldman Sachs upon
default event of Sempra Energy, par value
of the notional amount of Sempra Energy
7.95% 3/1/10	Sept. 2010	$7,100	$(2)
Receive quarterly notional amount multiplied
by .41% and pay Merrill Lynch, Inc. upon
default event of Talisman Energy, Inc., par
value of the notional amount of Talisman
Energy, Inc. 7.25% 10/15/27	March 2009	5,700	30
Receive quarterly notional amount multiplied
by .42% and pay Morgan Stanley, Inc.
upon default event of Sempra Energy, par
value of the notional amount of Sempra
Energy 6% 2/1/13	Sept. 2010	6,625	1
Receive quarterly notional amount multiplied
by .585% and pay Lehman Brothers upon
default event of ConAgra Foods, Inc., par
value of the notional amount of ConAgra
Foods, Inc. 6.75% 9/15/11	Sept. 2010	7,075	18
Receive quarterly notional amount multiplied
by .6% and pay Deutsche Bank upon
default event of Tyco International Group
SA, par value of the notional amount of
Tyco International Group SA 6%
11/15/13	June 2010	3,900	19
Receive quarterly notional amount multiplied
by .75% and pay Bank of America upon
default event of News America, Inc., par
value of the notional amount of News
America, Inc. 4.75% 3/15/10	April 2010	5,000	60
Receive quarterly notional amount multiplied
by .8% and pay Morgan Stanley, Inc.
upon default event of News America, Inc.,
par value of the notional amount of News
America, Inc. 4.75% 3/15/10	April 2010	10,000	141

See accompanying notes which are an integral part of the financial statements.

	31		Semiannual Report

Investments (Unaudited) continued

Swap Agreements continued
	Expiration	Notional	Value (000s)
	Date	Amount (000s)

Credit Default Swap – continued
Receive quarterly notional amount multiplied
by 1.45% and pay Deutsche Bank upon
default event of News America, Inc., par
value of the notional amount of News
America, Inc. 6.625% 1/9/08	April 2010	$5,000	$204
Receive quarterly notional amount multiplied
by 1.45% and pay Deutsche Bank upon
default event of News America, Inc., par
value of the notional amount of News
America, Inc. 6.625% 1/9/08	April 2010	5,000	204

TOTAL CREDIT DEFAULT SWAP		188,900	186
Interest Rate Swap
Receive quarterly a fixed rate equal to
2.83852% and pay quarterly a floating
rate based on 3-month LIBOR with Credit
Suisse First Boston	Oct. 2006	355,000	(6,293)
Receive quarterly a fixed rate equal to
3.2955% and pay quarterly a floating rate
based on 3-month LIBOR with Morgan
Stanley, Inc.	Feb. 2006	48,000	(201)
Receive quarterly a fixed rate equal to
4.039% and pay quarterly a floating rate
based on 3-month LIBOR with Lehman
Brothers, Inc.	Feb. 2010	100,000	(3,192)
Receive quarterly a fixed rate equal to
4.3875% and pay quarterly a floating rate
based on 3-month LIBOR with Credit
Suisse First Boston	March 2010	35,000	(630)
Receive quarterly a fixed rate equal to
4.774% and pay quarterly a floating rate
based on 3-month LIBOR with Credit
Suisse First Boston	March 2015	35,000	(576)

TOTAL INTEREST RATE SWAP		573,000	(10,892)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report	32

Swap Agreements continued

	Expiration	Notional	Value (000s)
	Date	Amount (000s)

Total Return Swap
Receive monthly a return equal to Lehman
Brothers CMBS AAA 8.5+ Index and pay
monthly a floating rate based on 1-month
LIBOR minus 25 basis points with Deutsche
Bank	April 2006	$30,000	$ (517)
Receive monthly a return equal to Lehman
Brothers CMBS U.S. Aggregate Index and
pay monthly a floating rate based on
1-month LIBOR minus 15 basis points with
Citibank	April 2006	57,935	(635)
Receive monthly a return equal to Lehman
Brothers CMBS U.S. Aggregate Index and
pay monthly a floating rate based on
1-month LIBOR minus 20 basis points with
Lehman Brothers, Inc.	March 2006	10,790	(117)
Receive monthly a return equal to Lehman
Brothers Commercial Mortgage Backed
Securities AAA Daily Index and pay
monthly a floating rate based on 1-month
LIBOR minus 10 basis points with Bank of
America	Dec. 2005	60,000	(667)
Receive monthly a return equal to Lehman
Brothers Commercial Mortgage Backed
Securities AAA Daily Index and pay
monthly a floating rate based on 1-month
LIBOR minus 25 basis points with Bank of
America	Dec. 2005	32,710	(360)
Receive quarterly a return equal to Banc of
America Securities LLC AAA 10 Yr
Commercial Mortgage Backed Securities
Daily Index and pay quarterly a floating
rate based on 3-month LIBOR minus 40
basis points with Bank of America	Nov. 2005	15,000	(413)

TOTAL TOTAL RETURN SWAP		206,435	(2,709)

		$968,335	$ (13,415)

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $539,254,000
or 7.3% of net assets.

(b) Security or a portion of the security has
been segregated as collateral for open
swap agreements. At the period end,
the value of securities pledged
amounted to $10,126,000.

(c) Dow Jones CDX N.A. Investment Grade
3 is a tradable index of credit default
swaps on investment grade debt of U.S.
companies.

See accompanying notes which are an integral part of the financial statements.

33 Semiannual Report

Investments (Unaudited) continued

(d) Dow Jones CDX N.A. Investment Grade
4 is a tradable index of credit default
swaps on investment grade debt of U.S.
companies.

(e) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(f) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. A complete unaudited
listing of the fixed-income central fund’s
holdings is provided at the end of this
report.

(g) Security represents right to receive
monthly interest payments on an
underlying pool of mortgages. Principal
shown is the par amount of the
mortgage pool.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

34

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)	October 31, 2005 (Unaudited)

Assets
Investment in securities, at value (including repurchase
agreements of $46,021) (cost $ 7,464,166)
See accompanying schedule		$7,385,028
Receivable for investments sold		7,308
Receivable for fund shares sold		8,694
Interest receivable		63,804
Other affiliated receivables		45
Total assets		7,464,879

Liabilities
Payable for investments purchased	$20,050
Payable for fund shares redeemed	9,167
Distributions payable	431
Swap agreements, at value	13,415
Accrued management fee	2,001
Other affiliated payables	903
Other payables and accrued expenses	7
Total liabilities		45,974

Net Assets		$7,418,905
Net Assets consist of:
Paid in capital		$7,502,451
Undistributed net investment income		19,780
Accumulated undistributed net realized gain (loss) on
investments		(11,306)
Net unrealized appreciation (depreciation) on
investments		(92,020)
Net Assets, for 723,007 shares outstanding		$7,418,905
Net Asset Value, offering price and redemption price per
share ($7,418,905 ÷ 723,007 shares)		$10.26

See accompanying notes which are an integral part of the financial statements.

35 Semiannual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Six months ended October 31, 2005 (Unaudited)

Investment Income
Interest		$170,299
Security lending		223
Total income		170,522

Expenses
Management fee	$12,583
Transfer agent fees	4,083
Accounting and security lending fees	102
Fund wide operations fee	818
Independent trustees’ compensation	16
Appreciation in deferred trustee compensation account	3
Custodian fees and expenses	15
Registration fees	11
Audit	8
Legal	2
Miscellaneous	12
Total expenses before reductions	17,653
Expense reductions	(191)	17,462

Net investment income		153,060
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	(1,288)
Swap agreements	725
Total net realized gain (loss)		(563)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(111,444)
Swap agreements	(9,412)
Delayed delivery commitments	(5)
Total change in net unrealized appreciation
(depreciation)		(120,861)
Net gain (loss)		(121,424)
Net increase (decrease) in net assets resulting from
operations		$31,636

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

36

Statement of Changes in Net Assets
	Six months ended	Year ended
	October 31, 2005	April 30,
Amounts in thousands	(Unaudited)	2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$153,060	$246,218
Net realized gain (loss)	(563)	9,712
Change in net unrealized appreciation (depreciation) .	(120,861)	(23,943)
Net increase (decrease) in net assets resulting
from operations	31,636	231,987
Distributions to shareholders from net investment income .	(143,252)	(243,233)
Distributions to shareholders from net realized gain	(7,046)	(68,797)
Total distributions	(150,298)	(312,030)
Share transactions
Proceeds from sales of shares	913,219	1,674,786
Reinvestment of distributions	147,535	305,097
Cost of shares redeemed	(794,707)	(1,474,428)
Net increase (decrease) in net assets resulting from
share transactions	266,047	505,455
Total increase (decrease) in net assets	147,385	425,412

Net Assets
Beginning of period	7,271,520	6,846,108
End of period (including undistributed net investment
income of $19,780 and undistributed net investment
income of $12,663, respectively)	$7,418,905	$7,271,520

Other Information
Shares
Sold	87,843	159,740
Issued in reinvestment of distributions	14,189	29,181
Redeemed	(76,502)	(140,768)
Net increase (decrease)	25,530	48,153

See accompanying notes which are an integral part of the financial statements.

37 Semiannual Report

Financial Highlights
	Six months ended
	October 31, 2005	Years ended April 30,
	(Unaudited)	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$ 10.43	$ 10.54	$ 10.87	$ 10.31	$ 10.13	$ 9.67
Income from
Investment
Operations
Net investment
incomeD	215.366		.374	.473	.560G	.641
Net realized and
unrealized gain
(loss)	(.174)	(.009)	(.123)	.562	.172G	.455
Total from invest-
ment operations	041.357		.251	1.035	.732	1.096
Distributions from net
investment income .	(.201)	(.362)	(.381)	(.475)	(.552)	(.636)
Distributions from net
realized gain	(.010)	(.105)	(.200)	—	—	—
Total distributions	(.211)	(.467)	(.581)	(.475)	(.552)	(.636)
Net asset value, end of
period	$ 10.26	$ 10.43	$ 10.54	$ 10.87	$ 10.31	$ 10.13
Total ReturnB,C	39%	3.47%	2.33%	10.25%	7.36%	11.66%
Ratios to Average Net AssetsE,F
Expenses before ex-
pense reductions	.47%A	.62%	.61%	.64%	.63%	.64%
Expenses net of fee
waivers, if any	47%A	.62%	.61%	.64%	.63%	.64%
Expenses net of all
reductions	47%A	.61%	.61%	.64%	.63%	.63%
Net investment
income	4.10%A	3.50%	3.48%	4.47%	5.44%G	6.46%
Supplemental Data
Net assets,
end of period
(in millions)	$ 7,419	$ 7,272	$ 6,846	$ 6,983	$ 5,064	$ 3,940
Portfolio turnover
rate	47%A	74%	120%	117%	78%	83%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Amounts do not include the activity of the affiliated central funds.
F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the fund.
G Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

38

Notes to Financial Statements

For the period ended October 31, 2005 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Intermediate Bond Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds) and fixed income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of Amer ica, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by indepen dent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredict able. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open end mutual funds, including Central Funds, are valued at their closing net asset value each business day Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including distributions from the Central Funds, is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

39 Semiannual Report

Notes to Financial Statements (Unaudited) continued (Amounts in thousands except ratios) 1. Significant Accounting Policies continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to swap agreements, prior period premium and discount on debt securities, market discount, deferred trustees compensation, financing transactions and losses deferred due to wash sales.

The federal tax cost of investments and unrealized appreciation (depreciation) as of period end were as follows:

Unrealized appreciation	$41,369
Unrealized depreciation	(113,618)
Net unrealized appreciation (depreciation)	$(72,249)
Cost for federal income tax purposes	$7,457,277

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by

Semiannual Report

40

2. Operating Policies continued

Repurchase Agreements continued

government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit

41 Semiannual Report

Notes to Financial Statements (Unaudited) continued (Amounts in thousands except ratios) 2. Operating Policies continued Swap Agreements continued

risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying State ment of Operations as realized gains or losses, respectively.

Swaps are marked to market daily based on dealer supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in compliance with swap contracts. Risks may exceed amounts recognized on the State ment of Assets and Liabilities. These risks include changes in the returns of the underly ing instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $749,389 and $613,143, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets (effective June 1, 2005, the fund’s management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .34% of the fund’s average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of ac count. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Under an amended contract effective June 1, 2005, transfer agent fees include an asset based fee and were reduced to a rate of .10% of average net assets. The account fees were eliminated. For the period, the transfer agent fees were equivalent to an annualized rate of .11% of average net assets.

Semiannual Report

42

4. Fees and Other Transactions with Affiliates continued

Accounting and Security Lending Fees. FSC maintains the fund’s accounting re cords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2005, FMR pays accounting and security lending fees.

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent fees, the compensation of the indepen dent trustees or other extraordinary expenses) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to an annualized rate of .02% of average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM or Fidelity Management & Research Company, Inc. (FMRC), each an affiliate of FMR. The Ultra Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment grade debt securities. The Specialized High Income Central Investment Portfolio seeks a high level of current income by normally investing in income producing debt securities, with an emphasis on lower quality debt securities.

The fund’s Schedule of Investments lists each applicable CIP as an investment of the fund but does not include the underlying holdings of the each CIP. Based on their investment objectives, each CIP may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. In addition, certain CIPs may also participate in mortgage dollar rolls. These strategies are consistent with the invest ment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the government agreement. This may result in a decline in value of each CIP and the fund.

43 Semiannual Report

Notes to Financial Statements (Unaudited) continued (Amounts in thousands except ratios) 4. Fees and Other Transactions with Affiliates continued Affiliated Central Funds continued

A complete unaudited list of holdings for each CIP is available at the end of this report. In addition, a copy of each CIP’s financial statements is available on the EDGAR Database on the SEC’s website www.sec.gov, or at the Commission’s public reference room in Washington, DC.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $15,821 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and ex penses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

Through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and transfer agent expenses by $6 and $185, respectively.

Semiannual Report

44

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

At the end of the period, Fidelity Freedom Fund 2010 was the owner of record of approxi mately 12% of the total outstanding shares of the fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 30% of the total outstanding shares of the fund.

45 Semiannual Report

Proxy Voting Results

A special meeting of each fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	18,240,248,322.53	96.150
Withheld	730,313,302.58	3.850
TOTAL	18,970,561,625.11	100.000
Albert R. Gamper, Jr.B
Affirmative	18,204,838,072.06	95.964
Withheld	765,723,553.05	4.036
TOTAL	18,970,561,625.11	100.000
Robert M. Gates
Affirmative	18,191,748,681.13	95.895
Withheld	778,812,943.98	4.105
TOTAL	18,970,561,625.11	100.000
George H. Heilmeier
Affirmative	18,193,638,757.60	95.905
Withheld	776,922,867.51	4.095
TOTAL	18,970,561,625.11	100.000
Abigail P. Johnson
Affirmative	18,103,320,241.78	95.428
Withheld	867,241,383.33	4.572
TOTAL	18,970,561,625.11	100.000
Edward C. Johnson 3d
Affirmative	18,055,585,171.13	95.177
Withheld	914,976,453.98	4.823
TOTAL	18,970,561,625.11	100.000

	# of	% of
	Votes	Votes

Stephen P. Jonas
Affirmative	18,188,419,716.35	95.877
Withheld	782,141,908.76	4.123
TOTAL	18,970,561,625.11	100.000

Marie L. Knowles
Affirmative	18,208,650,664.29	95.984
Withheld	761,910,960.82	4.016
TOTAL	18,970,561,625.11	100.000

Ned C. Lautenbach
Affirmative	18,224,936,039.64	96.070
Withheld	745,625,585.47	3.930
TOTAL	18,970,561,625.11	100.000

Marvin L. Mann
Affirmative	18,146,216,753.93	95.655
Withheld	824,344,871.18	4.345
TOTAL	18,970,561,625.11	100.000

William O. McCoy
Affirmative	18,164,580,135.79	95.751
Withheld	805,981,489.32	4.249
TOTAL	18,970,561,625.11	100.000

Robert L. Reynolds
Affirmative	18,197,448,372.22	95.925
Withheld	773,113,252.89	4.075
TOTAL	18,970,561,625.11	100.000

Cornelia M. Small
Affirmative	18,214,122,413.76	96.013
Withheld	756,439,211.35	3.987
TOTAL	18,970,561,625.11	100.000

Annual Report 46

	# of	% of
	Votes	Votes

William S. Stavropoulos
Affirmative	18,186,563,509.46	95.867
Withheld	783,998,115.65	4.133
TOTAL	18,970,561,625.11	100.000

Kenneth L. Wolfe
Affirmative	18,211,332,412.92	95.998
Withheld	759,229,212.19	4.002
TOTAL	18,970,561,625.11	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Bond Fund

Each year, typically in June, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Fixed Income Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Semiannual Report

48

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a

49 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the fund’s returns, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. The per centage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Semiannual Report

50

The Board noted that the relative investment performance of the fund has compared favorably to its Lipper peer group over time. The Board also noted that the relative investment performance of the fund has compared favorably to its benchmark over time, although the fund’s five year cumulative total return was lower than its benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s

51 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 22% would mean that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Furthermore, the Board considered that, on May 19, 2005, after the periods shown in the chart above, it had approved an amendment (effective June 1, 2005) to the fund’s management contract that lowered the fund’s individual fund fee rate from 30 basis points to 20 basis points. The Board considered that, if the lower individual fund fee rate had been in effect in 2004, it would have reduced the fund’s management fee rate from 43 basis points to 33 basis points.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Semiannual Report

52

In its review of the fund’s total expenses, the Board considered the fund’s management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also consid ered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked below its competitive median for 2004. The Board considered that if the lower individual fund fee rate had been in effect in 2004, it would have reduced the fund’s total expenses by 10 basis points.

The Board also considered that on May 19, 2005, it had approved changes (effective June 1, 2005) in the contractual arrangements for the fund that (i) have the effect of setting the total “fund level” expenses (including, among certain other expenses, the management fee) at 35 basis points, (ii) lower and limit the “class level” transfer agent fee to 10 basis points, and (iii) limit the fund’s total expenses to 45 basis points. These new contractual arrangements may not be increased without Board approval.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board noted that because the new contractual arrangements set the fund’s total fund level expenses at 35 basis points, increases or decreases in the management fee due to changes in the group fee rate will not impact total expenses. However, the Board realized that the 35 basis point fee rate was below the lowest management fee available under the old contractual arrangements. The maximum benefit that a decrease in the group fee rate could provide the fund would be a reduction in the management fee to approximately 39 basis points (compared to total fund level expenses of 35 basis points under the new contractual arrangements).

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund’s total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders.

53 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that the reduction in the fund’s management fee rate from 43 basis points to 33 basis points and the reduction in the fund’s total expenses by 10 basis points would deliver significant economies to fund shareholders. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Semiannual Report

54

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) Fidelity’s fund profitability methodology, including additional detail on various cost allocations; (ii) fall out benefits to Fidelity; and (iii) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

55 Semiannual Report

The following is a complete listing of investments for Fidelity’s fixed income central funds as of October 31, 2005 which are a direct or indirect investment of Fidelity Intermediate Bond Fund.
These underlying holdings of the Fidelity fixed income central funds are not included in the Schedule of Investments as
part of the Financial Statements.

Annual Report

56

Fidelity Specialized High Income Central Investment Portfolio
Investments October 31, 2005 (Unaudited)
Showing Percentage of Net Assets

Nonconvertible Bonds 97.0%
	Principal	Value
	Amount
Aerospace – 3.4%
L 3 Communications Corp.:
5.875% 1/15/15	$ 2,000,000	$ 1,900,000
6.375% 10/15/15 (a)	3,000,000	2,962,500
7.625% 6/15/12	1,000,000	1,045,000
Orbital Sciences Corp. 9% 7/15/11	1,000,000	1,077,500
		6,985,000
Air Transportation – 0.4%
American Airlines, Inc. pass thru trust certificates
6.817% 5/23/11	870,000	787,350
Automotive 1.2%
Ford Motor Credit Co.:
6.625% 6/16/08	1,210,000	1,160,334
7.26% 11/2/07 (b)	690,000	685,683
General Motors Acceptance Corp. 6.875% 9/15/11	150,000	145,443
Navistar International Corp. 7.5% 6/15/11	500,000	470,000
		2,461,460
Building Materials – 1.0%
Anixter International, Inc. 5.95% 3/1/15	2,215,000	1,993,500
Cable TV 5.0%
EchoStar DBS Corp. 5.75% 10/1/08	8,500,000	8,319,370
Videotron Ltee 6.375% 12/15/15 (a)	2,000,000	1,980,000
		10,299,370
Capital Goods 1.2%
Leucadia National Corp. 7% 8/15/13	2,500,000	2,512,500
Chemicals – 3.6%
Equistar Chemicals LP/Equistar Funding Corp.:
8.75% 2/15/09	720,000	757,800
10.125% 9/1/08	2,155,000	2,327,400
Millennium America, Inc. 9.25% 6/15/08	1,000,000	1,072,500
NOVA Chemicals Corp.:
7.4% 4/1/09	2,745,000	2,779,313
7.5469% 11/15/13 (a)(b)	450,000	455,063
		7,392,076
Consumer Products – 0.9%
IKON Office Solutions, Inc. 7.75% 9/15/15 (a)	2,000,000	1,900,000
Diversified Media – 1.1%
Liberty Media Corp.:
8.25% 2/1/30	1,500,000	1,406,898
8.5% 7/15/29	1,000,000	953,458
		2,360,356

57	Semiannual Report

Investments (Unaudited) continued

Nonconvertible Bonds continued
	Principal	Value
	Amount
Electric Utilities – 7.3%
AES Gener SA 7.5% 3/25/14	$4,000,000	$4,000,000
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (a)	500,000	556,250
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc.
7.375% 9/1/10	2,000,000	2,070,000
MSW Energy Holdings LLC/MSW Energy Finance Co.,
Inc. 8.5% 9/1/10	3,000,000	3,195,000
TECO Energy, Inc. 5.6931% 5/1/10 (b)	2,000,000	2,020,000
TXU Corp. 6.5% 11/15/24	3,500,000	3,167,500
		15,008,750
Energy – 8.1%
Chesapeake Energy Corp.:
6.5% 8/15/17 (a)	2,000,000	1,970,000
6.875% 1/15/16	3,000,000	3,015,000
7.5% 6/15/14	1,000,000	1,060,000
7.75% 1/15/15	2,000,000	2,115,000
Kerr-McGee Corp. 6.95% 7/1/24	2,265,000	2,318,440
Newfield Exploration Co. 6.625% 9/1/14	2,000,000	2,040,000
Pacific Energy Partners LP/Pacific Energy Finance Corp.
6.25% 9/15/15 (a)	1,500,000	1,488,750
Pogo Producing Co. 6.875% 10/1/17 (a)	2,800,000	2,772,000
		16,779,190
Environmental – 0.5%
Allied Waste North America, Inc. 5.75% 2/15/11	1,105,000	1,030,413
Food and Drug Retail – 0.1%
Stater Brothers Holdings, Inc. 7.37% 6/15/10 (b)	300,000	294,750
Food/Beverage/Tobacco – 2.4%
RJ Reynolds Tobacco Holdings, Inc. 6.5% 7/15/10 (a)	3,000,000	2,970,000
Smithfield Foods, Inc.:
7% 8/1/11	1,000,000	1,015,000
7.75% 5/15/13	1,000,000	1,047,500
		5,032,500
Gaming – 10.4%
Chukchansi Economic Development Authority:
7.9662% 11/15/12 (a)(b)	150,000	151,313
8% 11/15/13 (a)	250,000	251,875
Mandalay Resort Group 9.375% 2/15/10	2,000,000	2,172,500
MGM MIRAGE:
6% 10/1/09	6,000,000	5,895,000
6.625% 7/15/15 (a)	1,000,000	966,250
6.75% 9/1/12	1,000,000	992,500

Semiannual Report 58

Nonconvertible Bonds continued
	Principal	Value
	Amount
Gaming – continued
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	$500,000	$ 483,750
6.375% 7/15/09	5,000,000	5,000,000
7.125% 8/15/14	1,000,000	1,025,000
8% 4/1/12	1,000,000	1,045,000
Seneca Gaming Corp.:
7.25% 5/1/12 (Reg. S) (a)	500,000	510,625
7.25% 5/1/12	1,000,000	1,021,250
Station Casinos, Inc. 6.875% 3/1/16 (a)	2,000,000	2,020,000
		21,535,063
Healthcare 4.8%
Mylan Laboratories, Inc.:
5.75% 8/15/10 (a)	1,000,000	988,750
6.375% 8/15/15 (a)	2,000,000	1,975,000
Omega Healthcare Investors, Inc. 7% 4/1/14	1,000,000	1,005,000
PerkinElmer, Inc. 8.875% 1/15/13	1,000,000	1,117,500
Senior Housing Properties Trust 8.625% 1/15/12	1,725,000	1,897,500
Service Corp. International (SCI) 7% 6/15/17 (a)	3,000,000	2,970,000
		9,953,750
Homebuilding/Real Estate – 6.4%
American Real Estate Partners/American Real Estate
Finance Corp.:
7.125% 2/15/13 (a)	3,000,000	2,902,500
8.125% 6/1/12	2,000,000	2,040,000
K. Hovnanian Enterprises, Inc. 6% 1/15/10	1,000,000	940,000
KB Home 7.75% 2/1/10	4,500,000	4,590,000
Standard Pacific Corp. 5.125% 4/1/09	200,000	186,000
WCI Communities, Inc. 6.625% 3/15/15	3,000,000	2,595,000
		13,253,500
Hotels 3.0%
Grupo Posadas SA de CV 8.75% 10/4/11 (a)	3,000,000	3,165,000
Host Marriott LP 7.125% 11/1/13	1,000,000	1,011,250
ITT Corp. 7.375% 11/15/15	1,875,000	1,989,844
		6,166,094
Insurance – 3.1%
Crum & Forster Holdings Corp. 10.375% 6/15/13	3,095,000	3,226,538
Fairfax Financial Holdings Ltd. 7.75% 4/26/12	1,000,000	920,000
UnumProvident Corp. 7.375% 6/15/32	2,265,000	2,210,656
		6,357,194

59	Semiannual Report

Investments (Unaudited) continued

Nonconvertible Bonds continued
	Principal	Value
	Amount
Metals/Mining – 4.2%
Arch Western Finance LLC 6.75% 7/1/13	$3,000,000	$3,030,000
Century Aluminum Co. 7.5% 8/15/14	2,000,000	1,960,000
Southern Peru Copper Corp. 6.375% 7/27/15 (a)	870,000	850,572
Vedanta Resources PLC 6.625% 2/22/10 (a)	3,000,000	2,902,500
		8,743,072
Paper 4.1%
Catalyst Paper Corp. 8.625% 6/15/11	2,000,000	1,980,000
Georgia-Pacific Corp.:
8% 1/15/14	2,000,000	2,150,000
8% 1/15/24	1,000,000	1,065,000
8.875% 2/1/10	2,000,000	2,205,000
9.375% 2/1/13	1,000,000	1,105,000
		8,505,000
Publishing/Printing – 1.2%
R.H. Donnelley Finance Corp. I 10.875% 12/15/12	375,000	422,813
The Reader’s Digest Association, Inc. 6.5% 3/1/11	2,000,000	1,990,000
		2,412,813
Services – 1.2%
Corrections Corp. of America:
6.25% 3/15/13	160,000	157,800
7.5% 5/1/11	285,000	295,474
FTI Consulting, Inc. 7.625% 6/15/13 (a)	2,000,000	2,045,000
		2,498,274
Shipping – 2.1%
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	2,070,000	2,028,600
8.25% 3/15/13	1,000,000	1,067,500
Teekay Shipping Corp. 8.875% 7/15/11	1,000,000	1,132,500
		4,228,600
Steels – 0.5%
Gerdau AmeriSteel Corp./GUSAP Partners 10.375%
7/15/11	1,000,000	1,095,000
Super Retail – 1.5%
GSC Holdings Corp./Gamestop, Inc.:
7.875% 10/1/11 (a)(b)	1,370,000	1,378,563
8% 10/1/12 (a)	1,810,000	1,744,388
		3,122,951
Technology – 10.3%
Flextronics International Ltd. 6.25% 11/15/14	150,000	145,125

Semiannual Report 60

Nonconvertible Bonds continued
	Principal	Value
	Amount
Technology – continued
Freescale Semiconductor, Inc.:
6.875% 7/15/11	$5,000,000	$ 5,162,500
7.125% 7/15/14	1,000,000	1,047,500
MagnaChip Semiconductor SA/MagnaChip
Semiconductor Finance Co. 7.12% 12/15/11 (b)	1,700,000	1,674,500
Sanmina-SCI Corp. 10.375% 1/15/10	1,500,000	1,635,000
STATS ChipPAC Ltd. 7.5% 7/19/10	4,000,000	4,010,000
Unisys Corp. 8% 10/15/12	1,000,000	875,000
Xerox Capital Trust I 8% 2/1/27	5,000,000	5,150,000
Xerox Corp.:
7.625% 6/15/13	1,000,000	1,060,000
9.75% 1/15/09	435,000	485,569
		21,245,194
Telecommunications – 7.4%
American Towers, Inc. 7.25% 12/1/11	500,000	523,750
Innova S. de R.L. 9.375% 9/19/13	690,000	761,588
Mobile Telesystems Finance SA 8% 1/28/12 (a)	1,540,000	1,586,200
Qwest Corp.:
7.12% 6/15/13 (a)(b)	1,000,000	1,055,000
8.875% 3/15/12	2,000,000	2,195,000
Rogers Communications, Inc.:
7.25% 12/15/12	4,000,000	4,200,000
9.625% 5/1/11	2,000,000	2,300,000
U.S. West Communications:
6.875% 9/15/33	2,500,000	2,218,750
7.5% 6/15/23	500,000	467,500
		15,307,788
Textiles & Apparel – 0.6%
Tommy Hilfiger USA, Inc. 6.85% 6/1/08	1,215,000	1,208,925
TOTAL NONCONVERTIBLE BONDS
(Cost $203,981,719)		200,470,433

61 Semiannual Report

Investments (Unaudited) continued

Cash Equivalents 1.8%
	Maturity	Value
	Amount
Investments in repurchase agreements (Collateralized by U.S.
Treasury Obligations, in a joint trading account at 3.95%,
dated 10/31/05 due 11/1/05)
(Cost $3,720,000)	$ 3,720,408	$ 3,720,000

TOTAL INVESTMENT PORTFOLIO 98.8%
(Cost $207,701,719)		204,190,433

NET OTHER ASSETS – 1.2%		2,389,187
NET ASSETS 100%		$206,579,620

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $44,518,099 or
21.6% of net assets.

(b) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	82.9%
Canada	7.6%
Singapore	2.1%
Chile	1.9%
Mexico	1.9%
Luxembourg	1.6%
United Kingdom	1.4%
Others (individually less than 1%) .	0.6%
100.0%

Semiannual Report

62

Fidelity Ultra-Short Central Fund

Investments October 31, 2005 (Unaudited)
Showing Percentage of Net Assets

Nonconvertible Bonds 4.7%
	Principal	Value
	Amount

CONSUMER DISCRETIONARY – 1.0%
Auto Components 0.3%
DaimlerChrysler NA Holding Corp.:
4.3138% 9/10/07 (d)	$16,665,000	$16,705,413
4.43% 5/24/06 (d)	4,700,000	4,711,816
		21,417,229
Media – 0.7%
Continental Cablevision, Inc. 8.3% 5/15/06	8,000,000	8,148,400
Cox Communications, Inc. (Reg. S) 4.4069%
12/14/07 (d)	12,140,000	12,231,062
Cox Radio, Inc. 6.625% 2/15/06	5,575,000	5,601,637
Liberty Media Corp. 5.37% 9/17/06 (d)	16,694,000	16,808,354
Univision Communications, Inc. 2.875% 10/15/06	8,505,000	8,327,790
		51,117,243

TOTAL CONSUMER DISCRETIONARY		72,534,472

ENERGY 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Valero Energy Corp. 7.375% 3/15/06	11,550,000	11,641,441

FINANCIALS – 1.5%
Capital Markets 0.1%
State Street Capital Trust II 4.29% 2/15/08 (d)	10,000,000	10,004,800
Commercial Banks – 0.4%
Santander US Debt SA Unipersonal 4.2406%
10/21/08 (a)(d)	15,000,000	14,994,240
Wells Fargo & Co. 3.8738% 3/10/08 (d)	16,600,000	16,600,149
		31,594,389
Consumer Finance – 0.3%
MBNA Europe Funding PLC 3.97% 9/7/07 (a)(d)	19,925,000	19,921,035
Insurance – 0.1%
Oil Insurance Ltd. 4.115% 10/6/06 (a)(d)	6,710,000	6,706,994
Thrifts & Mortgage Finance – 0.6%
Countrywide Financial Corp. 4.275% 4/11/07 (d)	11,025,000	11,036,411
Residential Capital Corp. 5.385% 6/29/07 (a)(d)	14,150,000	14,285,416
Washington Mutual Bank 3.9363% 8/25/08 (d)	16,325,000	16,331,726
		41,653,553

TOTAL FINANCIALS		109,880,771

63	Semiannual Report

Investments (Unaudited) continued

Nonconvertible Bonds continued
	Principal	Value
	Amount

TELECOMMUNICATION SERVICES – 1.1%
Diversified Telecommunication Services – 1.0%
British Telecommunications PLC 7.875% 12/15/05	$18,145,000	$18,216,001
France Telecom SA 7.2% 3/1/06	5,600,000	5,648,054
GTE Corp. 6.36% 4/15/06	9,000,000	9,063,801
SBC Communications, Inc. 4.389% 6/5/06 (a)	15,315,000	15,281,001
Sprint Capital Corp. 4.78% 8/17/06	6,000,000	5,997,360
Telefonos de Mexico SA de CV 4.5% 11/19/08	10,240,000	10,018,376
TELUS Corp. yankee 7.5% 6/1/07	6,500,000	6,749,626
		70,974,219
Wireless Telecommunication Services – 0.1%
AT&T Wireless Services, Inc. 7.35% 3/1/06	5,500,000	5,547,696

TOTAL TELECOMMUNICATION SERVICES		76,521,915

UTILITIES – 0.9%
Electric Utilities – 0.1%
FirstEnergy Corp. 5.5% 11/15/06	7,752,000	7,796,915
Gas Utilities 0.2%
NiSource Finance Corp. 7.625% 11/15/05	9,250,000	9,259,611
Multi-Utilities – 0.6%
Dominion Resources, Inc. 4.27% 9/28/07 (d)	17,150,000	17,150,909
DTE Energy Co. 6.45% 6/1/06	13,190,000	13,312,957
NiSource, Inc. 3.628% 11/1/06	8,410,000	8,297,146
Sempra Energy 4.75% 5/15/09	5,500,000	5,400,632
		44,161,644

TOTAL UTILITIES		61,218,170

TOTAL NONCONVERTIBLE BONDS
(Cost $332,282,297)		331,796,769

U.S. Government Agency Obligations 0.8%

Federal Home Loan Bank 0% 12/28/05 (c)	2,000,000	1,987,524
Freddie Mac 0% 9/29/06	58,700,000	56,291,011
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $58,343,898)		58,278,535

Semiannual Report

64

Asset Backed Securities 31.7%
	Principal	Value
	Amount
Accredited Mortgage Loan Trust:
Series 2004-2 Class A2, 4.3375% 7/25/34 (d)	$7,112,368	$7,122,452
Series 2004-3 Class 2A4, 4.3875% 10/25/34 (d)	10,777,421	10,798,210
Series 2004-4 Class A2D, 4.3875% 1/25/35 (d)	3,024,509	3,032,439
Series 2005-1:
Class M1, 4.5075% 4/25/35 (d)	11,280,000	11,283,784
Class M2, 4.7275% 4/25/35 (d)	5,275,000	5,288,502
ACE Securities Corp.:
Series 2002-HE1 Class M1, 4.6875% 6/25/32 (d)	1,842,987	1,859,743
Series 2002-HE2 Class M1, 4.8875% 8/25/32 (d)	18,631,213	18,697,799
Series 2003-FM1 Class M2, 5.8875% 11/25/32 (d) .	3,015,000	3,040,472
Series 2003-HS1:
Class M1, 4.7875% 6/25/33 (d)	800,000	803,725
Class M2, 5.7875% 6/25/33 (d)	856,000	869,893
Series 2003-NC1 Class M1, 4.8175% 7/25/33 (d)	1,600,000	1,608,045
Series 2004-HE1:
Class M1, 4.5375% 2/25/34 (d)	2,193,000	2,194,543
Class M2, 5.1375% 2/25/34 (d)	2,475,000	2,476,513
Series 2004-OP1:
Class M1, 4.5575% 4/25/34 (d)	4,420,000	4,424,175
Class M2, 5.0875% 4/25/34 (d)	6,240,000	6,329,673
Series 2005-HE2:
Class M1, 4.4775% 4/25/35 (d)	1,530,000	1,529,935
Class M2, 4.4875% 4/25/35 (d)	1,803,000	1,802,216
Class M3, 4.5175% 4/25/35 (d)	1,040,000	1,041,169
Class M4, 4.6775% 4/25/35 (d)	1,340,000	1,341,492
Series 2005-HE3:
Class A2A, 4.1375% 5/25/35 (d)	6,479,098	6,479,710
Class A2B, 4.2475% 5/25/35 (d)	4,370,000	4,367,746
Series 2005-SD1 Class A1, 4.4375% 11/25/50 (d)	2,201,641	2,204,227
Aesop Funding II LLC Series 2005-1A Class A2, 4.06%
4/20/09 (a)(d)	8,800,000	8,801,193
American Express Credit Account Master Trust:
Series 2002-6 Class B, 4.42% 3/15/10 (d)	5,000,000	5,027,519
Series 2004-1 Class B, 4.22% 9/15/11 (d)	5,775,000	5,797,268
Series 2004-C Class C, 4.47% 2/15/12 (a)(d)	14,647,039	14,680,935
Series 2005-1 Class A, 4% 10/15/12 (d)	15,455,000	15,484,663
Series 2005-6 Class C, 4.22% 3/15/11 (a)(d)	9,085,000	9,082,547
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	25,000,000	24,866,618
Series 2003-AM Class A4B, 4.36% 11/6/09 (d)	11,352,650	11,382,713
Series 2003-BX Class A4B, 4.27% 1/6/10 (d)	3,174,903	3,183,160
Series 2003-CF Class A3, 2.75% 10/9/07	7,314,903	7,294,188

65 Semiannual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
AmeriCredit Automobile Receivables Trust: – continued
Series 2005-1 Class C, 4.73% 7/6/10	$15,500,000	$ 15,332,099
Ameriquest Mortgage Securities, Inc.:
Series 2002-3 Class M1, 4.7375% 8/25/32 (d)	2,523,714	2,533,852
Series 2003-1:
Class A2, 4.4475% 2/25/33 (d)	75,411	75,424
Class M1, 4.9375% 2/25/33 (d)	6,150,000	6,186,041
Series 2003-3 Class M1, 4.8375% 3/25/33 (d)	1,590,000	1,597,924
Series 2003-6:
Class M1, 4.7975% 8/25/33 (d)	7,560,000	7,609,129
Class M2, 5.8875% 5/25/33 (d)	2,750,000	2,801,355
Series 2003-11 Class M1, 4.7275% 1/25/34 (d)	2,995,000	3,023,395
Series 2003-AR1 Class M1, 5.1875% 1/25/33 (d)	7,000,000	7,062,460
Series 2004-R2:
Class M1, 4.4675% 4/25/34 (d)	1,230,000	1,229,950
Class M2, 4.5175% 4/25/34 (d)	950,000	949,961
Class M3, 4.5875% 4/25/34 (d)	3,500,000	3,499,857
Class M4, 5.0875% 4/25/34 (d)	4,500,000	4,499,811
Series 2004-R9 Class A3, 4.3575% 10/25/34 (d)	7,983,292	7,993,585
Series 2005-R1:
Class M1, 4.4875% 3/25/35 (d)	5,710,000	5,707,599
Class M2, 4.5175% 3/25/35 (d)	1,925,000	1,924,221
Series 2005-R2 Class M1, 4.4875% 4/25/35 (d)	12,500,000	12,499,470
Amortizing Residential Collateral Trust:
Series 2002-BC1 Class M2, 5.1375% 1/25/32 (d)	658,030	660,900
Series 2002-BC3 Class A, 4.3675% 6/25/32 (d)	2,411,175	2,418,359
Series 2002-BC6 Class M1, 4.7875% 8/25/32 (d)	24,900,000	25,087,069
Series 2002-BC7:
Class M1, 4.8375% 10/25/32 (d)	10,000,000	10,028,130
Class M2, 4.9375% 10/25/32 (d)	5,575,000	5,601,112
ARG Funding Corp.:
Series 2005-1A Class A2, 4.1% 4/20/09 (a)(d)	11,000,000	10,986,250
Series 2005-2A Class A2, 4.11% 5/20/09 (a)(d)	5,200,000	5,190,453
Argent Securities, Inc.:
Series 2003-W3 Class M2, 5.8375% 9/25/33 (d)	20,000,000	20,581,260
Series 2003-W7 Class A2, 4.4275% 3/1/34 (d)	3,359,730	3,366,582
Series 2004-W5 Class M1, 4.6375% 4/25/34 (d)	3,960,000	3,964,656
Series 2004-W7:
Class M1, 4.5875% 5/25/34 (d)	4,085,000	4,084,828
Class M2, 4.6375% 5/25/34 (d)	3,320,000	3,319,862

Semiannual Report

66

Asset Backed Securities continued
	Principal	Value
	Amount
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2:
Class A2, 4.35% 4/15/33 (d)	$11,498	$11,497
Class M1, 4.87% 4/15/33 (d)	11,365,000	11,409,578
Series 2003-HE3:
Class M1, 4.8% 6/15/33 (d)	2,185,000	2,195,876
Class M2, 5.97% 6/15/33 (d)	10,000,000	10,156,850
Series 2003-HE4 Class M2, 5.97% 8/15/33 (d)	5,695,000	5,773,315
Series 2003-HE5 Class A2A, 4.33% 8/15/33 (d)	43,174	43,171
Series 2003-HE6 Class M1, 4.6875% 11/25/33 (d) .	3,475,000	3,498,285
Series 2004-HE2 Class M1, 4.5875% 4/25/34 (d)	6,060,000	6,082,391
Series 2004-HE3:
Class M1, 4.5775% 6/25/34 (d)	1,450,000	1,457,513
Class M2, 5.1575% 6/25/34 (d)	3,350,000	3,390,758
Series 2004-HE6 Class A2, 4.3975% 6/25/34 (d)	14,200,440	14,228,720
Series 2005-HE2:
Class M1, 4.4875% 3/25/35 (d)	8,250,000	8,259,426
Class M2, 4.5375% 3/25/35 (d)	2,065,000	2,070,589
Series 2005-HE3 Class A4, 4.2375% 4/25/35 (d)	11,650,000	11,651,799
Series 2005-HE6 Class A2B, 4.2875% 7/25/35 (d)	10,000,000	10,011,523
Bank One Issuance Trust:
Series 2002-B1 Class B1, 4.35% 12/15/09 (d)	20,655,000	20,730,358
Series 2002-B3 Class B, 4.33% 8/15/08 (d)	14,500,000	14,501,949
Series 2002-C1 Class C1, 4.93% 12/15/09 (d)	7,980,000	8,060,392
Series 2003-C4 Class C4, 5% 2/15/11 (d)	14,910,000	15,196,998
Bayview Financial Acquisition Trust Series 2004-C Class
A1, 4.49% 5/28/44 (d)	7,542,899	7,557,924
Bayview Financial Asset Trust Series 2003-F Class A,
4.57% 9/28/43 (d)	8,681,613	8,700,137
Bayview Financial Mortgage Loan Trust Series 2004-A
Class A, 4.52% 2/28/44 (d)	5,007,203	5,021,783
Bear Stearns Asset Backed Securities, Inc. Series 2005-3
Class A1, 4.4875% 9/25/35 (d)	3,883,729	3,883,574
Bear Stearns Asset Backed Securities I:
Series 2005-HE2:
Class M1, 4.5375% 2/25/35 (d)	6,655,000	6,657,160
Class M2, 4.7875% 2/25/35 (d)	2,430,000	2,438,039
Series 2005-HE5 Class 1A1, 4.1475% 6/25/35 (d)	8,551,193	8,550,773
Capital Auto Receivables Asset Trust:
Series 2002-5 Class B, 2.8% 4/15/08	2,247,432	2,222,511
Series 2003-1 Class B, 4.44% 6/15/10 (a)(d)	4,586,078	4,597,226
Series 2003-2 Class B, 4.25% 1/15/09 (d)	2,205,651	2,209,063
Series 2005-1 Class B, 4.345% 6/15/10 (d)	5,725,000	5,757,286

67 Semiannual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Capital One Auto Finance Trust:
Series 2003-A Class A4B, 4.25% 1/15/10 (d)	$9,630,000	$9,649,960
Series 2004-B Class A4, 4.08% 8/15/11 (d)	16,300,000	16,305,203
Capital One Master Trust:
Series 1999-3 Class B, 4.45% 9/15/09 (d)	5,000,000	5,001,109
Series 2001-1 Class B, 4.48% 12/15/10 (d)	19,500,000	19,631,949
Series 2001-8A Class B, 4.52% 8/17/09 (d)	9,585,000	9,623,581
Series 2002-4A Class B, 4.47% 3/15/10 (d)	6,000,000	6,025,753
Capital One Multi-Asset Execution Trust Series 2003-B1
Class B1, 5.14% 2/17/09 (d)	15,470,000	15,529,018
Capital Trust Ltd. Series 2004-1:
Class A2, 4.45% 7/20/39 (a)(d)	2,968,000	2,967,819
Class B, 4.75% 7/20/39 (a)(d)	1,550,000	1,549,899
Class C, 5.1% 7/20/39 (a)(d)	1,994,000	1,993,860
Carrington Mortgage Loan Trust Series 2005-FRE1,
4.27% 7/25/28 (d)	15,580,000	15,580,000
CDC Mortgage Capital Trust:
Series 2001-HE1 Class M1, 5.0675% 1/25/32 (d)	3,011,477	3,013,877
Series 2002-HE2 Class M1, 4.7375% 1/25/33 (d)	9,278,431	9,303,430
Series 2002-HE3:
Class M1, 5.1375% 3/25/33 (d)	21,339,884	21,552,940
Class M2, 5.8913% 3/25/33 (d)	9,968,976	10,085,547
Series 2003-HE1:
Class M1, 4.5413% 8/25/33 (d)	1,907,142	1,913,564
Class M2, 5.5913% 8/25/33 (d)	4,369,996	4,413,584
Series 2003-HE2 Class A, 3.9913% 10/25/33 (d)	711,304	711,544
Series 2003-HE3:
Class M1, 4.7375% 11/25/33 (d)	2,254,989	2,275,001
Class M2, 5.7875% 11/25/33 (d)	1,719,992	1,748,101
Series 2004-HE2 Class M2, 5.2375% 7/26/34 (d)	2,345,000	2,365,376
Cendant Timeshare Receivables Funding LLC Series
2005 1A Class 2A2, 4.18% 5/20/17 (a)(d)	8,913,698	8,913,698
Chase Credit Card Owner Trust:
Series 2001-6 Class B, 4.45% 3/16/09 (d)	1,305,000	1,310,274
Series 2003-6 Class C, 4.77% 2/15/11 (d)	16,400,000	16,649,472
Series 2004-1 Class B, 4.17% 5/15/09 (d)	4,105,000	4,104,720
Citibank Credit Card Issuance Trust:
Series 2001-B2 Class B2, 4.3038% 12/10/08 (d)	11,945,000	11,986,087
Series 2002-B1 Class B1, 4.2906% 6/25/09 (d)	9,010,000	9,036,081
Series 2002-C1 Class C1, 4.7369% 2/9/09 (d)	17,500,000	17,667,794
Series 2003-B1 Class B1, 4.0763% 3/7/08 (d)	25,000,000	25,016,290
Series 2003-C1 Class C1, 5.2% 4/7/10 (d)	17,785,000	18,161,062

Semiannual Report

68

Asset Backed Securities continued
	Principal	Value
	Amount
Citigroup Mortgage Loan Trust Series 2003-HE4 Class
A, 4.4475% 12/25/33 (a)(d)	$7,432,367	$7,433,138
CNH Wholesale Master Note Trust Series 2005-1:
Class A, 4.08% 6/15/11 (d)	18,000,000	17,998,465
Class B, 4.37% 6/15/11 (d)	2,280,000	2,279,804
Countrywide Home Loans, Inc.:
Series 2002-6 Class AV1, 4.4675% 5/25/33 (d)	1,157,888	1,160,675
Series 2003-BC1 Class M2, 6.0375% 9/25/32 (d)	11,065,000	11,176,165
Series 2003-SD3 Class A1, 4.4575% 12/25/32 (a)(d)	687,059	690,247
Series 2004-2 Class M1, 4.5375% 5/25/34 (d)	5,200,000	5,208,709
Series 2004-3:
Class 3A4, 4.2875% 8/25/34 (d)	412,288	412,601
Class M1, 4.5375% 6/25/34 (d)	1,475,000	1,477,797
Series 2004-4:
Class A, 4.4075% 8/25/34 (d)	1,961,528	1,963,288
Class M1, 4.5175% 7/25/34 (d)	3,650,000	3,660,690
Class M2, 4.5675% 6/25/34 (d)	4,395,000	4,399,463
Series 2005-1:
Class 1AV2, 4.2375% 7/25/35 (d)	8,780,000	8,779,655
Class M1, 4.4575% 8/25/35 (d)	19,600,000	19,586,072
Class MV1, 4.4375% 7/25/35 (d)	3,135,000	3,133,772
Class MV2, 4.4775% 7/25/35 (d)	3,765,000	3,762,365
Class MV3, 4.5175% 7/25/35 (d)	1,560,000	1,561,446
Series 2005-3 Class MV1, 4.4575% 8/25/35 (d)	11,125,000	11,116,835
Series 2005-AB1 Class A2, 4.2475% 8/25/35 (d)	17,520,000	17,519,308
Series 2005-BC1 Class 2A2, 4.2375% 5/25/35 (d)	8,375,000	8,376,044
Series 2005-IM1 Class A1, 4.1675% 11/25/35 (d)	15,693,686	15,693,099
CS First Boston Mortgage Securities Corp.:
Series 2003-8 Class A2, 4.4275% 4/25/34 (d)	1,994,191	2,002,512
Series 2004-FRE1:
Class A2, 4.3875% 4/25/34 (d)	1,609,084	1,609,023
Class M3, 4.6875% 4/25/34 (d)	5,885,000	5,884,753
Discover Card Master Trust I:
Series 2003-4 Class B1, 4.3% 5/16/11 (d)	8,155,000	8,200,137
Series 2005-1 Class B, 4.12% 9/16/10 (d)	12,750,000	12,737,910
Fannie Mae guaranteed REMIC pass thru certificates
Series 2004-T5 Class AB3, 4.4295% 5/28/35 (d)	4,568,090	4,569,678
Fieldstone Mortgage Investment Corp.:
Series 2003-1:
Class M1, 4.7175% 11/25/33 (d)	1,300,000	1,312,574
Class M2, 5.7875% 11/25/33 (d)	700,000	718,402
Series 2004-1 Class M2, 5.1375% 1/25/35 (d)	3,700,000	3,741,806

69 Semiannual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Fieldstone Mortgage Investment Corp.: – continued
Series 2004-2 Class M2, 5.1875% 7/25/34 (d)	$9,890,000	$9,889,591
Series 2004-3 Class M5, 5.4875% 8/25/34 (d)	2,000,000	2,033,125
Series 2005-2 Class 2A1, 4.1575% 12/25/35 (d)	16,103,387	16,102,782
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2005-FF2 Class A2A, 4.1275% 3/25/35 (d)	5,908,015	5,908,943
Series 2005-FF2 Class M6, 4.7375% 3/25/35 (d)	6,950,000	6,957,787
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.5875% 3/25/34 (d)	400,000	400,630
Class M4, 4.9375% 3/25/34 (d)	300,000	302,755
First USA Credit Card Master Trust Series 2001-4
Class B, 4.34% 1/12/09 (d)	15,000,000	15,013,395
First USA Secured Note Trust Series 2001-3 Class C,
5.0469% 11/19/08 (a)(d)	11,580,000	11,661,421
Ford Credit Auto Owner Trust Series 2003-B Class B2,
4.4% 10/15/07 (d)	19,600,000	19,667,314
Ford Credit Floorplan Master Owner Trust Series
2005-1:
Class A, 4.12% 5/15/10 (d)	9,590,000	9,586,859
Class B, 4.41% 5/15/10 (d)	2,625,000	2,624,142
Fremont Home Loan Trust:
Series 2004-1:
Class 1A1, 4.2575% 2/25/34 (d)	2,021,821	2,022,951
Class M1, 4.4875% 2/25/34 (d)	750,000	750,203
Class M2, 4.5375% 2/25/34 (d)	800,000	800,707
Series 2004-C Class 2A2, 4.5875% 8/25/34 (d)	10,000,000	10,056,854
Series 2004-D Class 3A2, 4.3175% 11/25/34 (d)	1,943,288	1,947,852
Series 2005-2 Class 2A1, 4.1475% 6/25/35 (d)	13,331,597	13,328,239
Series 2005 A:
Class 2A2, 4.2775% 2/25/35 (d)	11,850,000	11,862,015
Class M1, 4.4675% 1/25/35 (d)	1,603,000	1,608,248
Class M2, 4.4975% 1/25/35 (d)	2,325,000	2,326,479
Class M3, 4.5275% 1/25/35 (d)	1,250,000	1,252,804
Class M4, 4.7175% 1/25/35 (d)	925,000	931,194
GE Business Loan Trust Series 2003-1 Class A, 4.4%
4/15/31 (a)(d)	4,971,452	4,998,487
GE Capital Credit Card Master Note Trust Series 2005-2
Class B, 4.17% 6/15/11 (d)	6,475,000	6,474,447
Gracechurch Card Funding No. 9 PLC Series 2005-2:
Class B, 3.9818% 9/15/10 (d)	3,560,000	3,560,000
Class C, 4.1418% 9/15/10 (d)	13,000,000	13,000,000

Semiannual Report

70

Asset Backed Securities continued
	Principal	Value
	Amount
Gracechurch Card Funding PLC:
Series 5:
Class B, 4.2% 8/15/08 (d)	$1,520,000	$1,520,503
Class C, 4.9% 8/15/08 (d)	5,580,000	5,598,466
Series 6 Class B, 4.16% 2/17/09 (d)	1,030,000	1,030,848
Series 8 Class C, 4.3% 6/15/10 (d)	18,450,000	18,494,769
GSAMP Trust:
Series 2002-HE Class M1, 5.25% 11/20/32 (d)	2,882,888	2,920,157
Series 2002-NC1:
Class A2, 4.3575% 7/25/32 (d)	54,777	55,154
Class M1, 4.6775% 7/25/32 (d)	8,861,000	8,943,613
Series 2003-FM1 Class M1, 4.82% 3/20/33 (d)	12,735,683	12,854,395
Series 2004-FM1:
Class M1, 4.6875% 11/25/33 (d)	2,865,000	2,864,880
Class M2, 5.4375% 11/25/33 (d)	1,975,000	2,008,707
Series 2004-FM2:
Class M1, 4.5375% 1/25/34 (d)	3,500,000	3,499,854
Class M2, 5.1375% 1/25/34 (d)	1,500,000	1,499,937
Class M3, 5.3375% 1/25/34 (d)	1,500,000	1,499,937
Series 2004-HE1:
Class M1, 4.5875% 5/25/34 (d)	4,045,000	4,044,832
Class M2, 5.1875% 5/25/34 (d)	1,750,000	1,767,968
Series 2005-9 Class 2A1, 4.1575% 8/25/35 (d)	15,279,742	15,276,959
Series 2005-FF2 Class M5, 4.6675% 3/25/35 (d)	3,500,000	3,506,671
Series 2005-HE2 Class M, 4.4675% 3/25/35 (d)	8,780,000	8,776,166
Series 2005-MTR1 Class A1, 4.21% 10/25/35 (d)	18,390,000	18,390,000
Series 2005-NC1 Class M1, 4.4875% 2/25/35 (d)	9,010,000	9,013,075
Guggenheim Structured Real Estate Funding Ltd. Series
2005-1 Class C, 5.1175% 5/25/30 (a)(d)	14,000,000	13,956,027
Home Equity Asset Trust:
Series 2002-2 Class M1, 4.8375% 6/25/32 (d)	10,000,000	10,011,830
Series 2002-3 Class A5, 4.4775% 2/25/33 (d)	2,763	2,766
Series 2002-5:
Class A3, 4.5575% 5/25/33 (d)	864,556	865,483
Class M1, 5.2375% 5/25/33 (d)	13,800,000	13,923,924
Series 2003-1:
Class A2, 4.5075% 6/25/33 (d)	2,762,401	2,764,458
Class M1, 5.0375% 6/25/33 (d)	8,335,000	8,369,998
Series 2003-2:
Class A2, 4.4175% 8/25/33 (d)	131,317	131,716
Class M1, 4.9175% 8/25/33 (d)	2,245,000	2,271,293
Series 2003-3:
Class A2, 4.3975% 8/25/33 (d)	1,179,683	1,181,162

71 Semiannual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Home Equity Asset Trust: – continued
Series 2003-3:
Class M1, 4.8975% 8/25/33 (d)	$8,185,000	$8,236,817
Series 2003-4:
Class M1, 4.4413% 10/25/33 (d)	3,415,000	3,435,348
Class M2, 5.5413% 10/25/33 (d)	4,040,000	4,084,929
Series 2003-5:
Class A2, 4.3875% 12/25/33 (d)	3,346,855	3,358,312
Class M1, 4.7375% 12/25/33 (d)	3,175,000	3,198,007
Class M2, 5.7675% 12/25/33 (d)	1,345,000	1,374,875
Series 2003-7 Class A2, 4.4175% 3/25/34 (d)	2,484,650	2,489,725
Series 2004-2 Class A2, 4.3275% 7/25/34 (d)	4,709,805	4,709,701
Series 2004-3:
Class M1, 4.6075% 8/25/34 (d)	2,015,000	2,023,438
Class M2, 5.2375% 8/25/34 (d)	2,200,000	2,238,164
Series 2004-4 Class A2, 4.3575% 10/25/34 (d)	6,925,327	6,948,829
Series 2004-6 Class A2, 4.3875% 12/25/34 (d)	7,687,430	7,710,760
Series 2004-7 Class A3, 4.4275% 1/25/35 (d)	8,269,780	8,305,007
Series 2005-1:
Class M1, 4.4675% 5/25/35 (d)	9,705,000	9,708,066
Class M2, 4.4875% 5/25/35 (d)	5,780,000	5,775,843
Class M3, 4.5375% 5/25/35 (d)	5,825,000	5,820,936
Series 2005-2:
Class 2A2, 4.2375% 7/25/35 (d)	13,170,000	13,172,228
Class M1, 4.4875% 7/25/35 (d)	10,085,000	10,084,575
Series 2005-3 Class M1, 4.4475% 8/25/35 (d)	9,450,000	9,442,272
Series 2005-5 Class 2A2, 4.2875% 11/25/35 (d)	15,000,000	15,023,153
Household Affinity Credit Card Master Note Trust I Series
2003-3 Class B, 4.26% 8/15/08 (d)	10,000,000	10,009,594
Household Home Equity Loan Trust:
Series 2002-2 Class A, 4.3% 4/20/32 (d)	2,946,287	2,946,505
Series 2002-3 Class A, 4.45% 7/20/32 (d)	2,386,113	2,387,496
Series 2003-1 Class M, 4.63% 10/20/32 (d)	651,415	652,027
Series 2003-2:
Class A, 4.33% 9/20/33 (d)	2,382,075	2,386,003
Class M, 4.58% 9/20/33 (d)	1,120,170	1,122,431
Series 2004-1 Class M, 4.52% 9/20/33 (d)	2,259,260	2,263,727
Household Mortgage Loan Trust:
Series 2003-HC1 Class M, 4.65% 2/20/33 (d)	1,349,057	1,352,972
Series 2004-HC1:
Class A, 4.35% 2/20/34 (d)	3,814,039	3,823,683
Class M, 4.5% 2/20/34 (d)	2,305,982	2,307,083
Household Private Label Credit Card Master Note Trust I:
Series 2002-1 Class B, 4.52% 1/18/11 (d)	8,850,000	8,864,849

Semiannual Report 72

Asset Backed Securities continued
	Principal	Value
	Amount
Household Private Label Credit Card Master Note Trust I:
– continued
Series 2002-2:
Class A, 4.14% 1/18/11 (d)	$9,000,000	$9,010,293
Class B, 4.52% 1/18/11 (d)	14,275,000	14,343,189
Series 2002-3 Class B, 5.22% 9/15/09 (d)	4,150,000	4,150,583
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 4.46% 1/20/35 (d)	2,773,855	2,774,235
Class M2, 4.49% 1/20/35 (d)	2,077,166	2,077,450
Ikon Receivables Funding LLC Series 2003-1 Class A3A,
4.21% 12/17/07 (d)	1,611,166	1,611,380
IXIS Real Estate Capital Trust Series 2005-HE1:
Class A1, 4.2875% 6/25/35 (d)	9,579,192	9,578,816
Class M1, 4.5075% 6/25/35 (d)	4,100,000	4,098,270
Class M2, 4.5275% 6/25/35 (d)	2,775,000	2,773,859
Class M3, 4.5575% 6/25/35 (d)	1,975,000	1,977,792
Keycorp Student Loan Trust Series 1999-A Class A2,
4.34% 12/27/09 (d)	14,973,894	15,019,563
Long Beach Mortgage Loan Trust:
Series 2003-2:
Class AV, 4.3575% 6/25/33 (d)	58,756	58,762
Class M1, 4.8575% 6/25/33 (d)	19,500,000	19,581,206
Series 2003-3 Class M1, 4.7875% 7/25/33 (d)	7,770,000	7,812,659
Series 2004-2:
Class M1, 4.5675% 6/25/34 (d)	4,275,000	4,284,648
Class M2, 5.1175% 6/25/34 (d)	1,400,000	1,415,181
Series 2005-2 Class 2A2, 4.2175% 4/25/35 (d)	12,000,000	12,003,389
MASTR Asset Backed Securities Trust:
Series 2003-NC1:
Class M1, 4.7675% 4/25/33 (d)	3,500,000	3,519,150
Class M2, 5.8875% 4/25/33 (d)	1,500,000	1,528,792
Series 2004-FRE1 Class M1, 4.5875% 7/25/34 (d)	5,223,000	5,244,583
MBNA Credit Card Master Note Trust:
Series 2001-B1 Class B1, 4.345% 10/15/08 (d)	30,000,000	30,028,077
Series 2001-B2 Class B2, 4.33% 1/15/09 (d)	30,353,000	30,398,800
Series 2002-B2 Class B2, 4.35% 10/15/09 (d)	20,000,000	20,076,876
Series 2002-B4 Class B4, 4.47% 3/15/10 (d)	14,800,000	14,902,873
Series 2003-B2 Class B2, 4.36% 10/15/10 (d)	1,530,000	1,544,431
Series 2003-B3 Class B3, 4.345% 1/18/11 (d)	1,130,000	1,136,068
Series 2003-B5 Class B5, 4.34% 2/15/11 (d)	705,000	709,961
Series 2005-C3 Class C, 4.2156% 3/15/11 (d)	22,170,000	22,178,868
MBNA Master Credit Card Trust II:
Series 1998-E Class B, 4.48% 9/15/10 (d)	7,800,000	7,842,020

73 Semiannual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
MBNA Master Credit Card Trust II: – continued
Series 1998-G Class B, 4.37% 2/17/09 (d)	$20,000,000	$ 20,028,252
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 4.5375% 7/25/34 (d)	2,125,000	2,124,913
Class M2, 4.5875% 7/25/34 (d)	375,000	374,985
Class M3, 4.9875% 7/25/34 (d)	775,000	774,968
Class M4, 5.1375% 7/25/34 (d)	525,000	524,978
Merrill Lynch Mortgage Investors, Inc. Series 2003-HE1
Class M1, 4.7375% 7/25/34 (d)	2,321,000	2,334,686
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 6.1375% 11/25/32 (d) .	2,370,000	2,422,701
Series 2003-NC5 Class M2, 6.0375% 4/25/33 (d)	2,800,000	2,824,177
Series 2003-NC6 Class M2, 5.5913% 6/27/33 (d)	12,835,000	13,174,880
Series 2003-NC7 Class M1, 4.7375% 6/25/33 (d)	1,785,000	1,790,428
Series 2003-NC8 Class M1, 4.7375% 9/25/33 (d)	2,350,000	2,379,882
Series 2004-HE6 Class A2, 4.3775% 8/25/34 (d)	5,570,704	5,587,885
Series 2004-NC2 Class M1, 4.5875% 12/25/33 (d) .	2,595,000	2,604,318
Series 2004-NC6 Class A2, 4.3775% 7/25/34 (d)	2,516,517	2,521,972
Series 2005-1:
Class M2, 4.5075% 12/25/34 (d)	4,425,000	4,429,651
Class M3, 4.5575% 12/25/34 (d)	4,000,000	4,008,476
Series 2005-HE1:
Class A3B, 4.2575% 12/25/34 (d)	3,885,000	3,889,159
Class M1, 4.4875% 12/25/34 (d)	1,100,000	1,103,689
Class M2, 4.5075% 12/25/34 (d)	2,970,000	2,974,258
Series 2005-HE2:
Class M1, 4.4375% 1/25/35 (d)	2,665,000	2,673,107
Class M2, 4.4775% 1/25/35 (d)	1,900,000	1,899,204
Series 2005-NC1:
Class M1, 4.4775% 1/25/35 (d)	2,425,000	2,434,945
Class M2, 4.5075% 1/25/35 (d)	2,425,000	2,427,570
Class M3, 4.5475% 1/25/35 (d)	2,425,000	2,431,926
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-AM1:
Class M1, 4.8875% 2/25/32 (d)	1,510,288	1,511,461
Class M2, 5.4375% 2/25/32 (d)	4,603,090	4,608,908
Series 2001-NC4 Class M1, 5.0375% 1/25/32 (d)	3,827,881	3,835,822
Series 2002-AM3 Class A3, 4.5275% 2/25/33 (d)	705,709	708,519
Series 2002-HE1 Class M1, 4.6375% 7/25/32 (d)	5,860,000	5,893,761
Series 2002-HE2 Class M1, 4.7375% 8/25/32 (d)	9,925,000	9,960,791
Series 2002-NC3 Class A3, 4.3775% 8/25/32 (d)	147,864	148,087
Series 2002-OP1 Class M1, 4.7875% 9/25/32 (d)	3,894,745	3,905,510

Semiannual Report

74

Asset Backed Securities continued
	Principal	Value
	Amount
Morgan Stanley Dean Witter Capital I Trust: – continued
Series 2003-NC1:
Class M1, 5.0875% 11/25/32 (d)	$2,391,382	$2,405,650
Class M2, 6.0875% 11/25/32 (d)	1,880,000	1,896,152
New Century Home Equity Loan Trust:
Series 2003-2 Class M2, 6.0375% 1/25/33 (d)	4,600,000	4,662,422
Series 2003-6 Class M1, 4.7575% 1/25/34 (d)	5,180,000	5,212,467
Series 2005-1:
Class M1, 4.4875% 3/25/35 (d)	4,395,000	4,396,442
Class M2, 4.5175% 3/25/35 (d)	4,395,000	4,396,380
Class M3, 4.5575% 3/25/35 (d)	2,120,000	2,125,828
Nissan Auto Lease Trust:
Series 2003-A Class A3A, 4.11% 6/15/09 (d)	10,770,981	10,778,573
Series 2004-A Class A4A, 4.04% 6/15/10 (d)	10,570,000	10,580,910
Series 2005-A Class A4, 4.05% 8/15/11 (d)	17,595,000	17,595,000
NovaStar Home Equity Loan Series 2004-1:
Class M1, 4.4875% 6/25/34 (d)	1,450,000	1,451,143
Class M4, 5.0125% 6/25/34 (d)	2,435,000	2,444,812
Ocala Funding LLC Series 2005-1A Class A, 5.5%
3/20/10 (a)(d)	3,675,000	3,675,000
Ownit Mortgage Loan Asset-Backed Certificates:
Series 2005-3 Class A2A, 4.1575% 6/25/36 (d)	14,515,775	14,516,348
Series 2005-4 Class A2A1, 4.19% 9/25/36 (d)	16,135,000	16,135,000
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M1, 4.6675% 9/25/34 (d)	3,745,000	3,776,511
Class M2, 4.7175% 9/25/34 (d)	1,755,000	1,765,509
Class M3, 5.2875% 9/25/34 (d)	3,355,000	3,390,352
Class M4, 5.4875% 9/25/34 (d)	4,700,000	4,753,092
Series 2004-WCW2 Class A2, 4.4175%
10/25/34 (d)	5,824,706	5,837,945
Series 2005-WCH1:
Class A3B, 4.2575% 1/25/35 (d)	2,775,000	2,779,423
Class M2, 4.5575% 1/25/35 (d)	4,175,000	4,177,976
Class M3, 4.5975% 1/25/35 (d)	3,290,000	3,299,520
Class M5, 4.9175% 1/25/35 (d)	3,095,000	3,112,483
Series 2005-WHQ2 Class M7, 5.2875% 5/25/35 (d)	5,950,000	5,949,735
People’s Choice Home Loan Securities Trust Series
2005-2:
Class A1, 4.1475% 9/25/24 (d)	4,927,321	4,928,138
Class M4, 4.6675% 5/25/35 (d)	6,000,000	6,024,279

75 Semiannual Report

Investments (Unaudited) continued

Asset Backed Securities continued
	Principal	Value
	Amount
Providian Gateway Master Trust Series 2002-B Class A,
4.67% 6/15/09 (a)(d)	$15,000,000	$ 15,012,471
Residental Asset Securities Corp.:
Series 2005-KS4 Class M2, 4.6175% 5/25/35 (d)	1,040,000	1,044,401
Series 2005-KS7 Class A1, 4.1375% 8/25/35 (d)	9,636,299	9,635,938
Residential Asset Mortgage Products, Inc.:
Series 2004-RS10 Class MII2, 5.2875% 10/25/34 (d)	5,500,000	5,584,285
Series 2005-SP2 Class 1A1, 4.1875% 6/25/35 (d)	14,610,240	14,609,688
Salomon Brothers Mortgage Securities VII, Inc. Series
2003-HE1 Class A, 4.4375% 4/25/33 (d)	587,231	589,810
Saxon Asset Securities Trust:
Series 2004-1 Class M1, 4.5675% 3/25/35 (d)	4,415,000	4,418,774
Series 2004-2 Class MV1, 4.6175% 8/25/35 (d)	4,495,000	4,506,945
Series 2005-1 Class A2B, 4.2575% 5/25/35 (d)	16,056,000	16,068,191
Securitized Asset Backed Receivables LLC Trust Series
2004-NC1 Class M1, 4.5575% 2/25/34 (d)	2,910,000	2,912,660
Specialty Underwriting & Residential Finance Series
2003-BC4 Class M1, 4.6375% 11/25/34 (d)	1,810,000	1,819,056
Structured Asset Securities Corp.:
Series 2004-GEL1 Class A, 4.3975% 2/25/34 (d)	846,212	846,179
Series 2005-5N Class 3A1A, 4.36% 11/25/35 (d)	16,485,000	16,485,000
Superior Wholesale Inventory Financing Trust VII Series
2003-A8 Class CTFS, 4.42% 3/15/11 (a)(d)	10,835,000	10,826,536
Superior Wholesale Inventory Financing Trust XII Series
2005-A12 Class C, 5.17% 6/15/10 (d)	6,840,000	6,851,853
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 4.4675% 9/25/34 (d)	1,638,761	1,646,869
Series 2003-6HE Class A1, 4.5075% 11/25/33 (d)	1,272,592	1,275,009
Series 2005-14HE Class AF1, 4.1875% 8/25/36 (d) .	8,103,933	8,101,960
Series 2005-8HE Class A1, 4.1575% 7/25/35 (a)(d)	6,537,368	6,537,120
Whinstone Capital Management Ltd. Series 1A Class B3,
5.25% 10/25/44 (a)(d)	22,670,000	22,670,000

TOTAL ASSET BACKED SECURITIES
(Cost $2,237,410,687)		2,243,469,956

Collateralized Mortgage Obligations 19.2%

Private Sponsor – 12.6%

Adjustable Rate Mortgage Trust floater:
Series 2004-2 Class 7A3, 4.4375% 2/25/35 (d)	7,584,900	7,604,266
Series 2004-4 Class 5A2, 4.4375% 3/25/35 (d)	3,037,919	3,044,931
Series 2005-1 Class 5A2, 4.3675% 5/25/35 (d)	5,226,606	5,209,702

Semiannual Report

76

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
Private Sponsor continued
Adjustable Rate Mortgage Trust floater: – continued
Series 2005-10:
Class 5A1, 4.2975% 1/25/36 (d)	$14,636,473	$ 14,642,547
Class 5A2, 4.3575% 1/25/36 (d)	673,278	673,620
Series 2005-2:
Class 6A2, 4.3175% 6/25/35 (d)	2,345,886	2,347,353
Class 6M2, 4.5175% 6/25/35 (d)	10,145,000	10,144,959
Series 2005-3 Class 8A2, 4.2775% 7/25/35 (d)	15,594,232	15,604,103
Series 2005-4 Class 7A2, 4.2675% 8/25/35 (d)	7,729,948	7,734,926
Series 2005-8 Class 7A2, 4.3175% 11/25/35 (d)	6,961,922	6,966,454
American Home Mortgage Investment Trust Series
2005-4 Class 1A1, 4.3275% 3/25/35 (d)	11,074,068	11,074,068
Bear Stearns Adjustable Rate Mortgage Trust Series
2005-6 Class 1A1, 5.1587% 8/25/35 (d)	17,637,633	17,618,019
Bear Stearns Alt-A Trust floater:
Series 2005-1 Class A1, 4.3175% 1/25/35 (d)	18,187,600	18,227,385
Series 2005-2 Class 1A1, 4.2875% 3/25/35 (d)	12,483,344	12,491,146
Series 2005-5 Class 1A1, 4.2575% 7/25/35 (d)	16,603,364	16,603,364
Countrywide Alternative Loan Trust planned
amortization class Series 2003-5T2 Class A2,
4.4375% 5/25/33 (d)	4,710,594	4,713,059
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR2 Class 6A1, 4.4375% 3/25/34 (d)	4,370,940	4,368,289
Series 2004-AR3 Class 6A2, 4.4075% 4/25/34 (d)	1,791,631	1,793,643
Series 2004-AR4 Class 5A2, 4.4075% 5/25/34 (d)	1,732,185	1,731,147
Series 2004-AR5 Class 11A2, 4.4075% 6/25/34 (d)	2,499,661	2,494,726
Series 2004-AR6 Class 9A2, 4.4075% 10/25/34 (d)	3,067,195	3,070,119
Series 2004-AR7 Class 6A2, 4.4175% 8/25/34 (d)	4,582,954	4,587,966
Series 2004-AR8 Class 8A2, 4.4175% 9/25/34 (d)	3,423,958	3,431,010
CWALT, Inc. floater Series 2005-56 Class 3A1,
4.3275% 11/25/35 (d)	8,393,362	8,393,362
First Horizon Mortgage pass thru Trust floater Series
2004-FL1 Class 2A1, 4.6706% 12/25/34 (d)	3,158,837	3,154,469
Granite Master Issuer PLC floater:
Series 2005-1:
Class A3, 3.97% 12/21/24 (d)	5,300,000	5,297,516
Class B1, 4.02% 12/20/54 (d)	7,050,000	7,045,594
Class M1, 4.12% 12/20/54 (d)	5,300,000	5,296,688
Series 2005-2 Class C1, 4.6741% 12/20/54 (d)	7,975,000	7,972,508
Series 2005-4:
Class C1, 4.455% 12/20/54 (d)	6,800,000	6,794,688
Class M2, 4.305% 12/20/54 (d)	6,500,000	6,494,922

77	Semiannual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
Private Sponsor continued
Granite Mortgages PLC floater:
Series 2004-1:
Class 1B, 4.1% 3/20/44 (d)		$1,415,000	$1,415,221
Class 1C, 4.79% 3/20/44 (d)		4,075,000	4,087,734
Class 1M, 4.3% 3/20/44 (d)		4,935,000	4,938,856
Series 2004-2:
Class 1A2, 3.96% 6/20/28 (d)		4,162,129	4,162,129
Class 1B, 4.06% 6/20/44 (d)		786,975	787,068
Class 1C, 4.59% 6/20/44 (d)		2,865,039	2,869,516
Class 1M, 4.17% 6/20/44 (d)		2,104,806	2,103,930
Series 2004-3:
Class 1B, 4.05% 9/20/44 (d)		2,100,000	2,099,706
Class 1C, 4.48% 9/20/44 (d)		5,415,000	5,422,527
Class 1M, 4.16% 9/20/44 (d)		1,200,000	1,200,000
Harborview Mortgage Loan Trust floater Series 2005-2
Class 2A1A, 4.2169% 5/19/35 (d)		11,057,256	11,026,157
Holmes Financing No. 7 PLC floater Series 2 Class M,
4.95% 7/15/40 (d)		2,560,000	2,562,276
Holmes Financing No. 8 PLC floater Series 2:
Class A, 4.23% 4/15/11 (d)		25,000,000	25,011,720
Class B, 4.32% 7/15/40 (d)		2,695,000	2,696,684
Class C, 4.87% 7/15/40 (d)		10,280,000	10,318,550
Home Equity Asset Trust floater Series 2005-3 Class
2A1, 4.1275% 8/25/35 (d)		5,420,106	5,420,896
Homestar Mortgage Acceptance Corp. floater Series
2004-5 Class A1, 4.4875% 10/25/34 (d)		3,850,388	3,862,743
Impac CMB Trust floater:
Series 2004-11 Class 2A2, 4.4075% 3/25/35 (d)		7,507,128	7,508,594
Series 2004-6 Class 1A2, 4.4275% 10/25/34 (d)		2,912,064	2,917,267
Series 2005-1:
Class M1, 4.4975% 4/25/35 (d)		2,910,758	2,908,484
Class M2, 4.5375% 4/25/35 (d)		5,095,876	5,092,890
Class M3, 4.5675% 4/25/35 (d)		1,250,396	1,249,419
Class M4, 4.7875% 4/25/35 (d)		737,939	738,832
Class M5, 4.8075% 4/25/35 (d)		737,939	737,939
Class M6, 4.8575% 4/25/35 (d)		1,180,701	1,180,240
Series 2005-2 Class 1A2, 4.3475% 4/25/35 (d)		11,979,616	11,970,257
Series 2005-3 Class A1, 4.2775% 8/25/35 (d)		13,855,192	13,835,167
Series 2005-4 Class 1B1, 5.3375% 5/25/35 (d)		4,802,714	4,796,711
Series 2005-6 Class 1M3, 4.6475% 10/25/35 (d)	.	3,288,184	3,288,205
Series 2005-7:
Class M1, 4.5175% 11/25/35 (d)		1,760,398	1,760,398

Semiannual Report 78

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
Private Sponsor continued
Impac CMB Trust floater: – continued
Series 2005-7:
Class M2, 4.5575% 11/25/35 (d)	$1,321,545	$ 1,321,545
Class M3, 4.6575% 11/25/35 (d)	6,597,753	6,597,753
Class M4, 4.6975% 11/25/35 (d)	3,160,738	3,160,738
Lehman Structured Securities Corp. floater Series
2005-1 Class A2, 4.4275% 9/26/45 (a)(d)	14,678,988	14,678,988
MASTR Adjustable Rate Mortgages Trust:
floater Series 2005-1 Class 1A1, 4.3075%
3/25/35 (d)	9,845,804	9,857,136
Series 2004-6 Class 4A2, 4.1657% 7/25/34 (d)	5,616,200	5,591,704
Merrill Lynch Mortgage Investors, Inc. floater:
Series 2003-A Class 2A1, 4.4275% 3/25/28 (d)	6,560,863	6,593,904
Series 2003-B Class A1, 4.3775% 4/25/28 (d)	6,872,995	6,910,549
Series 2003-D Class A, 4.3475% 8/25/28 (d)	6,231,345	6,240,406
Series 2003-E Class A2, 4.3831% 10/25/28 (d)	8,221,763	8,224,497
Series 2003-F Class A2, 4.7106% 10/25/28 (d)	10,892,134	10,893,340
Series 2004-A Class A2, 4.6206% 4/25/29 (d)	9,559,711	9,545,095
Series 2004-B Class A2, 3.79% 6/25/29 (d)	7,460,019	7,446,309
Series 2004-C Class A2, 3.95% 7/25/29 (d)	10,858,858	10,830,077
Series 2004-D Class A2, 4.4131% 9/25/29 (d)	8,028,772	8,030,671
Series 2004-E:
Class A2B, 4.7306% 11/25/29 (d)	7,068,178	7,056,076
Class A2D, 4.9206% 11/25/29 (d)	1,643,762	1,649,956
Series 2004-G Class A2, 3.95% 11/25/29 (d)	3,398,617	3,397,874
Series 2005-A Class A2, 4.6206% 2/25/30 (d)	9,503,014	9,494,621
Mortgage Asset Backed Securities Trust floater Series
2002-NC1 Class M1, 4.8875% 10/25/32 (d)	2,477,799	2,485,909
MortgageIT Trust floater:
Series 2004-2:
Class A1, 4.4075% 12/25/34 (d)	4,551,460	4,564,709
Class A2, 4.4875% 12/25/34 (d)	6,157,376	6,205,631
Series 2005-2 Class 1A1, 4.2975% 5/25/35 (d)	4,661,832	4,666,267
Opteum Mortgage Acceptance Corp. floater Series
2005-3 Class APT, 4.3275% 7/25/35 (d)	18,114,499	18,125,113
Permanent Financing No. 3 PLC floater Series 2 Class
C, 4.8838% 6/10/42 (d)	4,845,000	4,893,450
Permanent Financing No. 4 PLC floater Series 2 Class
C, 4.5538% 6/10/42 (d)	15,400,000	15,475,238
Permanent Financing No. 5 PLC floater:
Series 2 Class C, 4.4838% 6/10/42 (d)	4,215,000	4,240,489
Series 3 Class C, 4.6538% 6/10/42 (d)	8,890,000	8,978,900

79	Semiannual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
Private Sponsor continued
Permanent Financing No. 6 PLC floater Series 6 Class
2C, 4.2888% 6/10/42 (d)	$5,350,000	$5,344,539
Permanent Financing No. 7 PLC floater Series 7:
Class 1B, 3.9238% 6/10/42 (d)	2,000,000	1,999,747
Class 1C, 4.1138% 6/10/42 (d)	3,840,000	3,849,303
Class 2C, 4.1638% 6/10/42 (d)	8,065,000	8,052,714
Permanent Financing No. 8 PLC floater Series 8:
Class 1C, 4.1638% 6/10/42 (d)	7,165,000	7,161,496
Class 2C, 4.2338% 6/10/42 (d)	9,945,000	9,940,127
Residential Asset Mortgage Products, Inc.:
sequential pay Series 2003-SL1 Class 3A1, 7.125%
4/25/31	4,119,361	4,167,491
Series 2005-AR5 Class 1A1, 4.903% 9/19/35 (d)	4,889,795	4,861,800
Residential Finance LP/Residential Finance Development
Corp. floater Series 2003-A:
Class B4, 5.74% 3/10/35 (a)(d)	5,467,132	5,549,139
Class B5, 6.29% 3/10/35 (a)(d)	5,657,969	5,780,451
Residential Funding Securities Corp.:
Series 2003-RP1 Class A1, 4.5375% 11/25/34 (d) .	2,107,156	2,115,813
Series 2003-RP2 Class A1, 4.4875% 6/25/33 (a)(d)	3,315,839	3,326,719
Sequoia Mortgage Trust floater:
Series 2003-5 Class A2, 4.37% 9/20/33 (d)	9,319,902	9,312,393
Series 2003-7 Class A2, 3.835% 1/20/34 (d)	7,756,289	7,754,427
Series 2004-1 Class A, 4.15% 2/20/34 (d)	4,964,373	4,955,156
Series 2004-10 Class A4, 4.7% 11/20/34 (d)	8,610,164	8,610,454
Series 2004-3 Class A, 4.61% 5/20/34 (d)	8,547,809	8,517,022
Series 2004-4 Class A, 4.62% 5/20/34 (d)	10,827,309	10,821,335
Series 2004-5 Class A3, 3.77% 6/20/34 (d)	7,329,017	7,325,582
Series 2004-6:
Class A3A, 4.6575% 6/20/35 (d)	6,256,392	6,252,478
Class A3B, 4.08% 7/20/34 (d)	782,049	781,578
Series 2004-7:
Class A3A, 4.365% 8/20/34 (d)	6,310,983	6,302,327
Class A3B, 4.59% 7/20/34 (d)	1,135,629	1,138,148
Series 2004-8 Class A2, 4.41% 9/20/34 (d)	10,894,841	10,894,080
Series 2005-1 Class A2, 4.1% 2/20/35 (d)	6,482,716	6,423,622
Series 2005-2 Class A2, 4.29% 3/20/35 (d)	10,734,944	10,734,944
Series 2005-3 Class A1, 4.2% 5/20/35 (d)	8,079,028	8,067,692
Structured Adjustable Rate Mortgage Loan Trust floater
Series 2001-14 Class A1, 4.3475% 7/25/35 (d)	10,509,687	10,509,687
Structured Asset Securities Corp. floater Series
2004-NP1 Class A, 4.4375% 9/25/33 (a)(d)	2,103,178	2,104,353

Semiannual Report 80

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
Private Sponsor continued
Thornburg Mortgage Securities Trust floater:
Series 2004-3 Class A, 4.4075% 9/25/34 (d)		$19,456,231	$ 19,503,848
Series 2005-3 Class A4, 4.3075% 10/25/35 (d)		17,145,173	17,145,173
WAMU Mortgage pass thru certificates floater:
Series 2005-AR11 Class A1C1, 4.2375%
8/25/45 (d)		13,783,094	13,766,411
Series 2005-AR13 Class A1C1, 4.2275%
10/25/45 (d)		24,096,000	24,096,000
Series 2005 AR6 Class 2A 1A, 4.2675%
4/25/45 (d)		5,889,413	5,871,883
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-M Class A3, 4.6924% 8/25/34 (d)		19,585,545	19,472,865
Series 2005-AR12 Class 2A1, 4.3217% 7/25/35 (d)		27,787,900	27,382,116

TOTAL PRIVATE SPONSOR			891,646,523
U.S. Government Agency 6.6%
Fannie Mae:
floater:
Series 2000-38 Class F, 4.48% 11/18/30 (d)		995,921	1,003,966
Series 2000-40 Class FA, 4.5375% 7/25/30 (d)	.	2,190,892	2,200,400
Series 2002-89 Class F, 4.3375% 1/25/33 (d)		3,187,694	3,191,828
target amortization class Series G94-2 Class D,
6.45% 1/25/24		4,292,048	4,366,145
Fannie Mae guaranteed REMIC pass thru certificates:
floater:
Series 2001-34 Class FR, 4.38% 8/18/31 (d)		2,301,689	2,310,006
Series 2001-38 Class QF, 5.0175% 8/25/31 (d)	.	9,222,276	9,415,477
Series 2001-44 Class FB, 4.3375% 9/25/31 (d)		2,051,921	2,057,720
Series 2001-46 Class F, 4.38% 9/18/31 (d)		5,909,533	5,943,157
Series 2002-11 Class QF, 4.5375% 3/25/32 (d)	.	4,100,362	4,136,788
Series 2002-36 Class FT, 4.5375% 6/25/32 (d)		1,384,520	1,396,568
Series 2002-64 Class FE, 4.33% 10/18/32 (d)		2,067,724	2,075,862
Series 2002-65 Class FA, 4.3375% 10/25/17 (d)		2,186,401	2,187,173
Series 2002-74 Class FV, 4.4875% 11/25/32 (d) .		7,648,005	7,705,114
Series 2003-11:
Class DF, 4.4875% 2/25/33 (d)		2,733,089	2,754,235
Class EF, 4.4875% 2/25/33 (d)		1,960,271	1,983,566
Series 2003-119 Class FK, 4.5375% 5/25/18 (d)		2,500,000	2,524,026
Series 2003-131 Class FM, 4.4375% 12/25/29 (d)		3,376,656	3,387,013
Series 2003-15 Class WF, 4.3875% 8/25/17 (d)	.	5,280,328	5,301,540
Series 2003-63 Class F1, 4.3375% 11/25/27 (d)		5,394,619	5,396,503

81		Semiannual Report

Investments (Unaudited) continued

Collateralized Mortgage Obligations continued
		Principal	Value
		Amount
U.S. Government Agency continued
Fannie Mae guaranteed REMIC pass thru certificates: -
continued
floater:
Series 2005-45 Class XA, 4.3775% 6/25/35 (d)	.	$73,249,659	$ 73,200,530
planned amortization class:
Series 1998-63 Class PG, 6% 3/25/27		590,521	589,119
Series 2001-62 Class PG, 6.5% 10/25/30		2,511,215	2,510,355
Series 2001-76 Class UB, 5.5% 10/25/13		309,366	308,621
Series 2002-16 Class QD, 5.5% 6/25/14		218,824	218,885
Series 2002-28 Class PJ, 6.5% 3/25/31		3,203,563	3,200,583
Series 2002-8 Class PD, 6.5% 7/25/30		1,881,871	1,883,967
Series 2005-72 Class FG, 4.2875% 5/25/35 (d)	.	51,057,386	50,398,399
Freddie Mac:
floater:
Series 2510 Class FE, 4.37% 10/15/32 (d)		5,615,165	5,648,291
0% 9/15/35 (d)		854,545	839,590
planned amortization class Series 2353 Class PC,
6.5% 9/15/15		819,058	819,247
Freddie Mac Manufactured Housing participation
certificates guaranteed floater Series 2338 Class FJ,
4.17% 7/15/31 (d)		4,843,627	4,743,688
Freddie Mac Multi-class participation certificates
guaranteed:
floater:
Series 2395 Class FA, 4.57% 6/15/29 (d)		1,061,071	1,067,691
Series 2406:
Class FP, 4.95% 1/15/32 (d)		10,161,927	10,435,429
Class PF, 4.95% 12/15/31 (d)		8,125,000	8,282,268
Series 2410 Class PF, 4.95% 2/15/32 (d)		18,644,444	19,089,093
Series 2474 Class FJ, 4.32% 7/15/17 (d)		4,218,175	4,205,962
Series 2526 Class FC, 4.37% 11/15/32 (d)		2,911,348	2,921,401
Series 2538 Class FB, 4.37% 12/15/32 (d)		6,057,691	6,087,551
Series 2551 Class FH, 4.42% 1/15/33 (d)		2,851,273	2,863,125
Series 2553 Class FB, 4.47% 3/15/29 (d)		21,880,000	21,568,761
Series 2577 Class FW, 4.47% 1/15/30 (d)		17,245,000	17,337,309
Series 2861:
Class GF, 4.27% 1/15/21 (d)		4,612,987	4,616,961
Class JF, 4.27% 4/15/17 (d)		6,734,770	6,730,054
Series 2994 Class FB, 4.12% 6/15/20 (d)		6,534,535	6,517,744
planned amortization class:
Series 2136 Class PE, 6% 1/15/28		9,612,165	9,632,449
Series 2394 Class ND, 6% 6/15/27		68,498	68,375
Series 2395 Class PE, 6% 2/15/30		3,815,362	3,829,008

Semiannual Report 82

Collateralized Mortgage Obligations continued
	Principal	Value
	Amount
U.S. Government Agency continued
Freddie Mac Multi-class participation certificates
guaranteed: – continued
planned amortization class:
Series 2398 Class DK, 6.5% 1/15/31	$ 184,650	$184,511
Series 2410 Class ML, 6.5% 12/15/30	588,224	588,194
Series 2420 Class BE, 6.5% 12/15/30	469,381	468,777
Series 2443 Class TD, 6.5% 10/15/30	1,310,729	1,312,874
Series 2461 Class PG, 6.5% 1/15/31	1,618,427	1,625,038
Series 2650 Class FV, 4.37% 12/15/32 (d)	13,874,304	13,638,281
Series 2776 Class UJ, 4.5% 5/15/20 (e)	6,428,126	285,631
Series 2828 Class JA, 4.5% 1/15/10	10,477,886	10,454,508
Series 3013 Class AF, 4.22% 5/15/35 (d)	80,518,692	80,202,101
sequential pay Series 2430 Class ZE, 6.5% 8/15/27	189,756	189,415
Ginnie Mae guaranteed REMIC pass thru securities
floater:
Series 2001-46 Class FB, 4.32% 5/16/23 (d)	2,745,384	2,758,274
Series 2001-50 Class FV, 4.17% 9/16/27 (d)	8,430,463	8,429,377
Series 2002-24 Class FX, 4.52% 4/16/32 (d)	2,371,980	2,394,249
Series 2002-31 Class FW, 4.37% 6/16/31 (d)	3,254,054	3,273,493
Series 2002-5 Class KF, 4.37% 8/16/26 (d)	423,079	423,157

TOTAL U.S. GOVERNMENT AGENCY		465,179,423

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,359,764,567)		1,356,825,946

Commercial Mortgage Securities 5.2%

Banc of America Large Loan, Inc. floater:
Series 2003-BBA2 Class A3, 4.29% 11/15/15 (a)(d)	5,038,226	5,042,271
Series 2005-BBA6:
Class B, 4.18% 1/15/19 (a)(d)	2,800,000	2,799,791
Class C, 4.22% 1/15/19 (a)(d)	2,857,948	2,857,486
Class D, 4.27% 1/15/19 (a)(d)	2,800,000	2,799,782
Class E, 4.31% 1/15/19 (a)(d)	1,750,000	1,749,859
Class F, 4.36% 1/15/19 (a)(d)	1,170,000	1,169,906
Class G, 4.39% 1/15/19 (a)(d)	915,000	914,926
Series 2005-BOCA:
Class H, 4.92% 12/15/16 (a)(d)	2,065,000	2,062,582
Class J, 5.07% 12/15/16 (a)(d)	1,020,000	1,018,806
Class K, 5.32% 12/15/16 (a)(d)	6,659,000	6,684,287

83 Semiannual Report

Investments (Unaudited) continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Bank of America Large Loan, Inc.:
floater Series 2005-ESHA:
Class F, 4.6956% 7/14/08 (a)(d)	$ 6,395,000	$6,394,404
Class G, 4.8256% 7/14/08 (a)(d)	4,355,000	4,354,593
Class H, 5.0456% 7/14/08 (a)(d)	5,365,000	5,364,496
Series 2005-ESHA Class X1, 0.266%
7/14/08 (a)(d)(e)	334,645,000	4,876,748
Bayview Commercial Asset Trust floater:
Series 2003-1 Class A, 4.2213% 8/25/33 (a)(d)	6,131,942	6,204,790
Series 2003-2:
Class A, 4.6175% 12/25/33 (a)(d)	12,795,257	12,951,661
Class M1, 4.8875% 12/25/33 (a)(d)	2,082,222	2,116,564
Series 2004-1:
Class A, 4.3975% 4/25/34 (a)(d)	6,104,696	6,107,565
Class B, 5.9375% 4/25/34 (a)(d)	634,254	641,513
Class M1, 4.5975% 4/25/34 (a)(d)	554,972	557,400
Class M2, 5.2375% 4/25/34 (a)(d)	475,691	481,265
Series 2004-2:
Class A, 4.4675% 8/25/34 (a)(d)	6,050,490	6,063,741
Class M1, 4.6175% 8/25/34 (a)(d)	1,950,939	1,958,560
Series 2004-3:
Class A1, 4.4075% 1/25/35 (a)(d)	6,413,935	6,420,926
Class A2, 4.4575% 1/25/35 (a)(d)	891,444	891,723
Class M1, 4.5375% 1/25/35 (a)(d)	1,068,989	1,070,435
Class M2, 5.0375% 1/25/35 (a)(d)	697,167	701,313
Series 2005-2A:
Class M1, 4.5075% 8/25/35 (a)(d)	1,285,466	1,285,466
Class M2, 4.5275% 8/25/35 (a)(d)	2,116,075	2,116,075
Class M3, 4.5875% 8/25/35 (a)(d)	1,171,752	1,171,752
Class M4, 4.7375% 8/25/35 (a)(d)	1,077,814	1,077,814
Series 2005-3A:
Class A1, 4.3575% 11/25/35 (a)(d)	6,384,023	6,384,023
Class M1, 4.4775% 11/25/35 (a)(d)	898,455	898,455
Class M2, 4.5275% 11/25/35 (a)(d)	1,262,829	1,262,829
Class M3, 4.5475% 11/25/35 (a)(d)	1,128,060	1,128,060
Class M4, 4.6375% 11/25/35 (a)(d)	1,407,580	1,407,580
Bear Stearns Commercial Mortgage Securities, Inc.
floater:
Series 2003 BA1A:
Class JFCM, 5.5456% 4/14/15 (a)(d)	1,344,296	1,346,856
Class KFCM, 5.7956% 4/14/15 (a)(d)	1,436,661	1,439,544
Class LFCM, 6.1956% 4/14/15 (a)(d)	1,601,905	1,601,894
Class MFCM, 6.4956% 4/14/15 (a)(d)	2,218,251	2,218,234

Semiannual Report

84

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Bear Stearns Commercial Mortgage Securities, Inc.
floater: – continued
Series 2004-BBA3 Class E, 4.67% 6/15/17 (a)(d)	$10,415,000	$10,456,288
Chase Commercial Mortgage Securities Corp. floater
Series 2000-FL1A:
Class B, 4.39% 12/12/13 (a)(d)	64,803	63,507
Class C, 4.74% 12/12/13 (a)(d)	1,793,345	1,793,345
COMM floater:
Series 2001-FL5A Class E, 5.47% 11/15/13 (a)(d)	2,993,291	2,992,245
Series 2002-FL6:
Class F, 5.42% 6/14/14 (a)(d)	11,163,000	11,177,655
Class G, 5.87% 6/14/14 (a)(d)	5,000,000	4,999,069
Commercial Mortgage pass thru certificates floater:
Series 2004-CNL:
Class A2, 4.27% 9/15/14 (a)(d)	3,570,000	3,572,874
Class G, 4.95% 9/15/14 (a)(d)	1,345,000	1,345,496
Class H, 5.05% 9/15/14 (a)(d)	1,430,000	1,430,527
Class J, 5.57% 9/15/14 (a)(d)	490,000	491,238
Class K, 5.97% 9/15/14 (a)(d)	770,000	771,276
Class L, 6.17% 9/15/14 (a)(d)	625,000	624,798
Series 2004-HTL1:
Class B, 4.42% 7/15/16 (a)(d)	426,802	427,044
Class D, 4.52% 7/15/16 (a)(d)	969,949	970,093
Class E, 4.72% 7/15/16 (a)(d)	694,177	694,400
Class F, 4.77% 7/15/16 (a)(d)	734,671	735,046
Class H, 5.27% 7/15/16 (a)(d)	2,129,763	2,130,390
Class J, 5.42% 7/15/16 (a)(d)	818,412	818,653
Class K, 6.32% 7/15/16 (a)(d)	921,324	921,070
Series 2005-F10A:
Class B, 4.2% 4/15/17 (a)(d)	7,080,000	7,074,745
Class C, 4.24% 4/15/17 (a)(d)	3,006,000	3,000,535
Class D, 4.28% 4/15/17 (a)(d)	2,440,000	2,437,716
Class E, 4.34% 4/15/17 (a)(d)	1,821,000	1,819,296
Class F, 4.38% 4/15/17 (a)(d)	1,035,000	1,034,716
Class G, 4.52% 4/15/17 (a)(d)	1,035,000	1,034,944
Class H, 4.59% 4/15/17 (a)(d)	1,035,000	1,034,375
Class I, 4.82% 4/15/17 (a)(d)	335,000	334,615
Class MOA3, 4.27% 3/15/20 (a)(d)	4,590,000	4,589,759
CS First Boston Mortgage Securities Corp.:
floater:
Series 2004-FL1 Class B, 4.42% 5/15/14 (a)(d)	11,230,000	11,243,092
Series 2004-HC1:
Class A2, 4.47% 12/15/21 (a)(d)	1,475,000	1,474,994

85 Semiannual Report

Investments (Unaudited) continued

Commercial Mortgage Securities continued
	Principal	Value
	Amount
CS First Boston Mortgage Securities Corp.: – continued
floater:
Series 2004-HC1:
Class B, 4.72% 12/15/21 (a)(d)	$3,835,000	$3,834,985
Series 2004-TF2A Class E, 4.39% 11/15/19 (a)(d)	4,450,000	4,451,407
Series 2004-TFL1:
Class A2, 4.16% 2/15/14 (a)(d)	2,468,541	2,468,496
Class E, 4.52% 2/15/14 (a)(d)	2,800,000	2,802,156
Class F, 4.57% 2/15/14 (a)(d)	2,325,000	2,327,270
Class G, 4.82% 2/15/14 (a)(d)	1,875,000	1,878,331
Class H, 5.07% 2/15/14 (a)(d)	1,400,000	1,403,155
Class J, 5.37% 2/15/14 (a)(d)	750,000	753,096
Series 2005-TF2A Class F, 4.47% 11/15/19 (a)(d) .	1,540,000	1,541,397
Series 2005-TFLA:
Class C, 4.21% 2/15/20 (a)(d)	5,650,000	5,649,977
Class E, 4.3% 2/15/20 (a)(d)	3,955,000	3,954,984
Class F, 4.35% 2/15/20 (a)(d)	1,745,000	1,744,993
Class G, 4.49% 2/15/20 (a)(d)	505,000	504,998
Class H, 4.72% 2/15/20 (a)(d)	715,000	714,997
sequential pay Series 1997-C2 Class A2, 6.52%
1/17/35	216,019	216,340
GMAC Commercial Mortgage Securities, Inc. floater
Series 2001-FL1A Class E, 4.79% 2/11/11 (a)(d)	149,543	148,685
GS Mortgage Securities Corp. II floater Series
2005-FL7A Class A1, 4.05% 11/6/19 (a)(d)	4,485,077	4,484,848
John Hancock Tower Mortgage Trust floater Series
2003-C5A Class B, 6.4245% 4/10/15 (a)(d)	8,245,000	8,245,000
Lehman Brothers Floating Rate Commercial Mortgage
Trust floater:
Series 2003 LLFA:
Class A2, 4.3356% 12/16/14 (a)(d)	11,700,000	11,704,021
Class B, 4.5456% 12/16/14 (a)(d)	4,615,000	4,621,689
Class C, 4.6456% 12/16/14 (a)(d)	4,982,000	4,991,057
Series 2005-LLFA Class FAIR, 5.62% 7/15/18 (a)(d) .	4,360,000	4,360,000
Morgan Stanley Capital I, Inc. floater Series 2005-XLF:
Class B, 4.18% 8/15/19 (a)(d)	6,705,000	6,583,683
Class C, 4.21% 8/15/19 (a)(d)	525,000	515,513
Class D, 4.23% 8/15/19 (a)(d)	1,915,000	1,880,424
Class E, 4.25% 8/15/19 (a)(d)	1,745,000	1,713,521
Class F, 4.29% 8/15/19 (a)(d)	1,220,000	1,198,029
Class G, 4.34% 8/15/19 (a)(d)	870,000	854,366
Class H, 4.36% 8/15/19 (a)(d)	695,000	682,522
Class J, 4.43% 8/15/19 (a)(d)	525,000	515,603
Morgan Stanley Dean Witter Capital I Trust floater Series
2002-XLF Class F, 6.03% 8/5/14 (a)(d)	4,686,084	4,686,077

Semiannual Report

86

Commercial Mortgage Securities continued
	Principal	Value
	Amount
Salomon Brothers Mortgage Securities VII, Inc.:
floater Series 2001-CDCA:
Class C, 4.77% 2/15/13 (a)(d)	$ 4,711,321	$ 4,701,102
Class D, 4.77% 2/15/13 (a)(d)	4,000,000	3,987,840
Series 2000-NL1 Class E, 7.0607% 10/15/30 (a)(d) .	3,154,031	3,159,372
SDG Macerich Properties LP floater Series 2000-1 Class
A3, 4.31% 5/15/09 (a)(d)	18,000,000	17,994,375
STRIPS III Ltd./STRIPS III Corp. floater Series 2004-1A
Class A, 4.5175% 3/24/18 (a)(d)	6,810,222	6,810,222
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2004-WHL3:
Class A2, 4.15% 3/15/14 (a)(d)	3,510,000	3,510,547
Class E, 4.47% 3/15/14 (a)(d)	2,190,000	2,191,214
Class F, 4.52% 3/15/14 (a)(d)	1,755,000	1,755,936
Class G, 4.75% 3/15/14 (a)(d)	875,000	875,604
Series 2005-WL5A:
Class KHP1, 4.32% 1/15/18 (a)(d)	1,745,000	1,744,817
Class KHP2, 4.52% 1/15/18 (a)(d)	1,745,000	1,747,856
Class KHP3, 4.82% 1/15/18 (a)(d)	2,060,000	2,062,158
Class KHP4, 4.92% 1/15/18 (a)(d)	1,600,000	1,602,287
Class KHP5, 5.12% 1/15/18 (a)(d)	1,855,000	1,846,325
Series 2005-WL6A:
Class A2, 3.92% 10/15/17 (a)(d)	7,695,000	7,694,699
Class B, 3.97% 10/15/17 (a)(d)	1,540,000	1,539,940
Class D, 4.03% 10/15/17 (a)(d)	3,090,000	3,089,879
Series 2005-WL6A Class AP. 5.24% 10/15/17 (a)(d)	10,000,000	9,999,609

TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $366,509,367)		366,835,178

Certificates of Deposit 2.5%

Credit Agricole SA euro 4.505% 10/16/06	30,000,000	29,953,947
Credit Industriel et Commercial yankee 4.535%
10/17/06	30,000,000	29,962,173
DEPFA BANK PLC yankee 4.265% 9/1/06	30,000,000	29,902,611
Deutsche Bank AG yankee 4.21% 8/24/06	30,000,000	29,900,997
HBOS Treasury Services PLC yankee 4.52% 10/18/06	30,000,000	29,958,372
Societe Generale euro 4.51% 10/16/06	30,000,000	29,955,822

TOTAL CERTIFICATES OF DEPOSIT
(Cost $180,000,000)		179,633,922

87 Semiannual Report

Investments (Unaudited) continued

Commercial Paper 0.4%
	Principal	Value
	Amount
Viacom, Inc. 4.23% 11/29/05
(Cost $28,904,590)	$29,000,000	$ 28,843,255
Interfund Loans 0.7%
With Fidelity Fund, at 4.18%, due 11/1/05 (b)
(Cost $48,550,000)	48,550,000	48,550,000
Cash Equivalents 35.7%
	Maturity
	Amount
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations, in a joint trading
account at 4.03%, dated 10/31/05 due 11/1/05) (g) $2,233,608,107		2,233,358,000
With Goldman Sachs & Co. at 4.16%, dated 8/23/05
due 11/21/05 (Collateralized by Corporate
Obligations valued at $304,500,000, 6.88%–
13.25%, 11/1/08 - 3/1/32) (d)(f)	293,016,000	290,000,000
TOTAL CASH EQUIVALENTS
(Cost $2,523,358,000)		2,523,358,000

TOTAL INVESTMENT PORTFOLIO 100.9%
(Cost $7,135,123,406)		7,137,591,561

NET OTHER ASSETS – (0.9)%		(64,709,737)
NET ASSETS 100%		$7,072,881,824

Semiannual Report	88

Futures Contracts
	Expiration	Underlying Face	Unrealized
	Date	Amount at	Appreciation/
		Value	(Depreciation)
Sold

Eurodollar Contracts
73 Eurodollar 90 Day Index Contracts	Dec. 2005	$72,182,400	$74,041
49 Eurodollar 90 Day Index Contracts	March 2006	48,419,962	72,749
32 Eurodollar 90 Day Index Contracts	June 2006	31,614,000	47,847
32 Eurodollar 90 Day Index Contracts	Sept. 2006	31,612,400	46,472
31 Eurodollar 90 Day Index Contracts	Dec. 2006	30,624,900	41,001
29 Eurodollar 90 Day Index Contracts	March 2007	28,650,913	35,347
22 Eurodollar 90 Day Index Contracts	June 2007	21,734,625	23,262
21 Eurodollar 90 Day Index Contracts	Sept. 2007	20,745,638	22,379
20 Eurodollar 90 Day Index Contracts	Dec. 2007	19,756,250	21,370
20 Eurodollar 90 Day Index Contracts	March 2008	19,755,500	21,120
13 Eurodollar 90 Day Index Contracts	June 2008	12,840,263	18,586
12 Eurodollar 90 Day Index Contracts	Sept. 2008	11,851,800	17,202
5 Eurodollar 90 Day Index Contracts	Dec. 2008	4,937,813	5,043
3 Eurodollar 90 Day Index Contracts	March 2009	2,962,575	3,013

TOTAL EURODOLLAR CONTRACTS			$449,432

Swap Agreements
	Expiration	Notional	Value
	Date	Amount

Credit Default Swap
Receive from Citibank, upon default event
of DaimlerChrysler NA Holding Corp.,
par value of the notional amount of
DaimlerChrysler NA Holding Corp. 6.5%
11/15/13, and pay quarterly notional
amount multiplied by .8%	June 2007	$14,000,000	$ (132,143)
Receive quarterly notional amount
multiplied by .48% and pay Goldman
Sachs upon default event of TXU Energy
Co. LLC, par value of the notional amount
of TXU Energy Co. LLC 7% 3/15/13	Sept. 2008	13,540,000	(96,730)
Receive quarterly notional amount
multiplied by .78% and pay Goldman
Sachs upon default event of TXU Energy,
par value of the notional amount of TXU
Energy Co. LLC 7% 3/15/13	Dec. 2008	10,650,000	(10,857)

TOTAL CREDIT DEFAULT SWAP		38,190,000	(239,730)

89 Semiannual Report

Investments (Unaudited) continued

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Total Return Swap
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 30 basis points and pay
monthly notional amount multiplied by
the nominal spread deprecation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Citibank.	April 2006	$67,500,000	$82,338
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 15 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Citibank.	April 2006	48,200,000	52,570
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 25 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by modified duration fac-
tor with Lehman Brothers, Inc.	Dec. 2005	30,000,000	34,590
Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 22 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Lehman Brothers, Inc.	Jan. 2006	35,100,000	39,424

Semiannual Report	90

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount

Receive monthly notional amount multiplied
by the nominal spread appreciation of
the Lehman Brothers CMBS U.S. Aggre-
gate Index adjusted by a modified dura-
tion factor plus 7.5 basis points and pay
monthly notional amount multiplied by
the nominal spread depreciation of the
Lehman Brothers CMBS U.S. Aggregate
Index adjusted by a modified duration
factor with Lehman Brothers, Inc.	Nov. 2005	$ 35,100,000	$23,383
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Home Equity
Index and pay monthly a floating rate
based on 1-month LIBOR with Lehman
Brothers, Inc.	May 2006	34,600,000	0
Receive monthly a return equal to Lehman
Brothers ABS Floating Rate Index and
pay monthly a floating rate based on the
1-month LIBOR minus 11.1 basis points
with Lehman Brothers, Inc.	Nov. 2005	30,000,000	15,466

TOTAL TOTAL RETURN SWAP		280,500,000	247,771

		$ 318,690,000	$8,041

Legend

(a) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $635,471,501
or 9.0% of net assets.

(b) Affiliated entity.

(c) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $993,762.

(d) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(e) Security represents right to receive
monthly interest payments on an
underlying pool of mortgages. Principal
shown is the par amount of the
mortgage pool.

(f) The maturity amount is based on the
rate at period end.

91 Semiannual Report

Investments (Unaudited) continued

(g) Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement/	Value
Counterparty
$2,233,358,000 due
11/1/05 at 4.03%
Banc of America
Securities LLC.	$ 259,759,905
Bank of America,
National Association	173,173,270
Barclays Capital Inc.	619,094,441
Countrywide Securities
Corporation	173,173,270
Goldman Sachs & Co.	259,759,905
Morgan Stanley & Co.
Incorporated	293,817,373
UBS Securities LLC	346,346,542
Wachovia Capital
Markets, LLC	21,646,659
WestLB AG	86,586,635
$ 2,233,358,000

Income Tax Information

At October 31, 2005, the aggregate cost of investment securities for income tax purposes was $7,134,872,281. Net unrealized appreciation aggregated $2,719,280, of which $9,555,121 related to appreciated investment securities and $6,835,841 related to depreciated investment securities.

Semiannual Report 92

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

93 Semiannual Report

Investment Adviser
Fidelity Management & Research
Company
Boston, MA
Investment Sub Advisers
Fidelity Investments Japan Limited
Fidelity Investments Money
Management, Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

IBF USAN-1205 1.784857.102

Fidelity® Large Cap Stock Fund

Semiannual Report October 31, 2005

Contents

Chairman’s Message	3	Ned Johnson’s message to shareholders.
Shareholder Expense	4	An example of shareholder expenses.
Example
Investment Changes	5	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	6	A complete list of the fund’s investments
		with their market values.
Financial Statements	14	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	18	Notes to the financial statements.
Proxy Voting Results	23
Board Approval of	24
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Refer ence Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

2

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers in cluding individual investors and partici pants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

3 Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Actual	$1,000.00	$1,086.10	$3.89
Hypothetical (5% return per year
before expenses)	$1,000.00	$1,021.48	$3.77

*Expenses are equal to the Fund’s annualized expense ratio of .74%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Semiannual Report

4

Investment Changes

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Electric Co.	5.8	3.4
Honeywell International, Inc.	3.5	2.3
JPMorgan Chase & Co.	3.5	0.4
American International Group, Inc.	3.3	1.2
Microsoft Corp.	2.9	3.2
Intel Corp.	2.6	2.6
Wal Mart Stores, Inc.	2.4	1.5
Dell, Inc.	2.3	1.9
Bank of America Corp.	2.1	1.2
Halliburton Co.	1.6	0.0
	30.0
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	20.1	12.2
Information Technology	17.3	22.0
Health Care	15.6	13.1
Industrials	14.7	17.6
Energy	10.6	7.7

5 Semiannual Report

Investments October 31, 2005 (Unaudited)
Showing Percentage of Net Assets

Common Stocks 99.7%
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 10.1%
Auto Components 0.2%
American Axle & Manufacturing Holdings, Inc.	60,500	$1,319
Diversified Consumer Services – 1.1%
Apollo Group, Inc. Class A (a)	114,750	7,232
Hotels, Restaurants & Leisure 0.7%
Red Robin Gourmet Burgers, Inc. (a)(d)	90,900	4,384
Internet & Catalog Retail 1.8%
Coldwater Creek, Inc. (a)	99,700	2,691
eBay, Inc. (a)	223,000	8,831
		11,522
Leisure Equipment & Products – 0.4%
Eastman Kodak Co.	102,000	2,234
Media – 2.5%
Lamar Advertising Co. Class A (a)	81,878	3,653
News Corp. Class B (d)	148,900	2,242
Univision Communications, Inc. Class A (a)	277,300	7,249
Walt Disney Co.	115,090	2,805
		15,949
Multiline Retail – 0.3%
Federated Department Stores, Inc.	33,700	2,068
Specialty Retail – 2.9%
Aeropostale, Inc. (a)	102,000	1,993
Best Buy Co., Inc.	16,050	710
Eddie Bauer Holdings, Inc. (a)	21,100	501
Home Depot, Inc.	246,100	10,100
Office Depot, Inc. (a)	11,400	314
Staples, Inc.	195,993	4,455
		18,073
Textiles, Apparel & Luxury Goods – 0.2%
Fossil, Inc. (a)	80,400	1,259

TOTAL CONSUMER DISCRETIONARY		64,040

CONSUMER STAPLES 6.6%
Food & Staples Retailing – 2.8%
CVS Corp.	107,500	2,624
Wal-Mart Stores, Inc.	319,600	15,120
		17,744

See accompanying notes which are an integral part of the financial statements.

Semiannual Report	6

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER STAPLES – continued
Food Products 1.4%
Lindt & Spruengli AG (participation certificate)	14	$24
Nestle SA (Reg.)	29,422	8,764
		8,788
Household Products – 1.4%
Procter & Gamble Co.	160,699	8,998
Personal Products 0.2%
Avon Products, Inc.	29,600	799
Tobacco 0.8%
Altria Group, Inc.	66,800	5,013

TOTAL CONSUMER STAPLES		41,342

ENERGY 10.6%
Energy Equipment & Services – 4.1%
Baker Hughes, Inc.	117,400	6,452
BJ Services Co.	64,000	2,224
Grant Prideco, Inc. (a)	17,400	677
Halliburton Co.	174,950	10,340
National Oilwell Varco, Inc. (a)	16,600	1,037
Noble Corp.	10,100	650
Schlumberger Ltd. (NY Shares)	52,100	4,729
		26,109
Oil, Gas & Consumable Fuels – 6.5%
Amerada Hess Corp.	16,100	2,014
Chevron Corp.	35,400	2,020
ConocoPhillips	89,600	5,858
Exxon Mobil Corp.	173,400	9,735
Occidental Petroleum Corp.	40,900	3,226
Quicksilver Resources, Inc. (a)	41,700	1,615
Range Resources Corp.	18,300	653
Tesoro Corp.	12,600	770
Total SA sponsored ADR	55,100	6,944
Ultra Petroleum Corp. (a)	15,500	814
Valero Energy Corp.	70,150	7,383
		41,032

TOTAL ENERGY		67,141

See accompanying notes which are an integral part of the financial statements.

7 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – 20.1%
Capital Markets 3.5%
GFI Group, Inc.	7,900	$355
IL&FS Investsmart Ltd.	107,828	456
Investors Financial Services Corp.	187,000	7,140
Merrill Lynch & Co., Inc.	29,400	1,903
State Street Corp.	45,900	2,535
UBS AG (NY Shares)	110,300	9,449
		21,838
Commercial Banks – 3.9%
Bank of America Corp.	306,000	13,384
China Construction Bank Corp. (H Shares)	2,116,000	641
HDFC Bank Ltd.	25,500	343
Korea Exchange Bank (a)	178,480	1,966
Standard Chartered PLC (United Kingdom)	359,725	7,553
State Bank of India	30,274	628
		24,515
Consumer Finance – 1.4%
American Express Co.	175,530	8,736
Diversified Financial Services – 3.5%
Indiabulls Financial Services Ltd.	84,712	336
JPMorgan Chase & Co.	597,440	21,878
		22,214
Insurance – 6.9%
ACE Ltd.	89,300	4,653
AMBAC Financial Group, Inc.	47,200	3,346
American International Group, Inc.	320,412	20,763
Aspen Insurance Holdings Ltd.	40,400	977
Endurance Specialty Holdings Ltd.	68,200	2,262
Genworth Financial, Inc. Class A (non-vtg.)	31,500	998
PartnerRe Ltd.	43,900	2,797
Platinum Underwriters Holdings Ltd.	139,700	3,980
XL Capital Ltd. Class A	58,500	3,748
		43,524
Thrifts & Mortgage Finance – 0.9%
Countrywide Financial Corp.	30,500	969
Fannie Mae	76,100	3,616

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

8

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Thrifts & Mortgage Finance – continued
Golden West Financial Corp., Delaware	5,500	$323
Washington Mutual, Inc.	24,600	974
		5,882

TOTAL FINANCIALS		126,709

HEALTH CARE – 15.6%
Biotechnology – 2.2%
Alnylam Pharmaceuticals, Inc. (a)	102,600	986
Cephalon, Inc. (a)	152,600	6,957
Invitrogen Corp. (a)	28,000	1,781
Protein Design Labs, Inc. (a)	111,700	3,130
QIAGEN NV (a)	104,700	1,246
		14,100
Health Care Equipment & Supplies – 2.8%
Baxter International, Inc.	89,700	3,429
C.R. Bard, Inc.	52,300	3,262
Cooper Companies, Inc.	32,200	2,217
Inverness Medical Innovations, Inc. (a)	123,800	2,944
Millipore Corp. (a)	20,600	1,261
NeuroMetrix, Inc. (a)	9,700	361
Thermo Electron Corp. (a)	56,700	1,712
Waters Corp. (a)	60,300	2,183
		17,369
Health Care Providers & Services – 3.4%
Aetna, Inc.	41,700	3,693
Medco Health Solutions, Inc. (a)	24,000	1,356
Sierra Health Services, Inc. (a)	33,400	2,505
UnitedHealth Group, Inc.	152,800	8,846
WebMD Health Corp. Class A	1,200	31
WellPoint, Inc. (a)	70,700	5,280
		21,711
Pharmaceuticals – 7.2%
Allergan, Inc.	7,200	643
Johnson & Johnson	164,800	10,320
Novartis AG sponsored ADR	119,800	6,448
Pfizer, Inc.	448,678	9,754
Roche Holding AG (participation certificate)	47,343	7,073

See accompanying notes which are an integral part of the financial statements.

9 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Pharmaceuticals – continued
Teva Pharmaceutical Industries Ltd. sponsored ADR	96,500	$3,679
Wyeth	167,000	7,442
		45,359

TOTAL HEALTH CARE		98,539

INDUSTRIALS – 14.7%
Aerospace & Defense – 4.0%
Goodrich Corp.	24,900	898
Honeywell International, Inc.	649,400	22,209
United Technologies Corp.	41,300	2,118
		25,225
Airlines – 0.1%
JetBlue Airways Corp. (a)	37,300	694
US Airways Group, Inc. (a)	7,000	173
		867
Building Products 0.4%
Lennox International, Inc.	78,300	2,184
Electrical Equipment – 0.1%
Crompton Greaves Ltd.	51,500	703
Industrial Conglomerates – 7.3%
General Electric Co.	1,080,208	36,630
Tyco International Ltd.	351,000	9,263
		45,893
Machinery – 0.3%
Deere & Co.	31,300	1,899
Road & Rail 1.4%
Norfolk Southern Corp.	224,900	9,041
Trading Companies & Distributors – 1.1%
Watsco, Inc.	79,200	4,501
WESCO International, Inc. (a)	56,700	2,254
		6,755

TOTAL INDUSTRIALS		92,567

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – 17.3%
Communications Equipment – 0.8%
Nokia Corp. sponsored ADR	207,400	$3,488
Research In Motion Ltd. (a)	27,100	1,666
		5,154
Computers & Peripherals – 4.4%
Apple Computer, Inc. (a)	42,000	2,419
Dell, Inc. (a)	468,900	14,949
EMC Corp. (a)	715,623	9,990
Seagate Technology	42,500	616
		27,974
Electronic Equipment & Instruments – 1.3%
Agilent Technologies, Inc. (a)	196,200	6,280
Arrow Electronics, Inc. (a)	60,500	1,785
Hon Hai Precision Industry Co. Ltd. (Foxconn)	185	1
		8,066
Internet Software & Services – 2.6%
Google, Inc. Class A (sub. vtg.) (a)	25,000	9,304
Yahoo!, Inc. (a)	182,700	6,754
		16,058
IT Services – 0.1%
Hewitt Associates, Inc. Class A (a)	25,500	681
Semiconductors & Semiconductor Equipment – 4.3%
Analog Devices, Inc.	80,100	2,786
ARM Holdings PLC sponsored ADR	293,700	1,689
Freescale Semiconductor, Inc.:
Class A (a)	300	7
Class B (a)	1,800	43
Intel Corp.	689,535	16,204
National Semiconductor Corp.	285,900	6,470
		27,199
Software 3.8%
JAMDAT Mobile, Inc. (a)	53,100	978
Microsoft Corp.	708,602	18,211
Oracle Corp. (a)	295,300	3,744
Symantec Corp. (a)	52,737	1,258
		24,191

TOTAL INFORMATION TECHNOLOGY		109,323

See accompanying notes which are an integral part of the financial statements.

11 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS 0.9%
Chemicals – 0.9%
Ashland, Inc.	92,900	$4,971
Lonza Group AG	10,600	611
		5,582

TELECOMMUNICATION SERVICES – 2.8%
Diversified Telecommunication Services – 0.8%
SBC Communications, Inc.	209,400	4,994
Wireless Telecommunication Services – 2.0%
American Tower Corp. Class A (a)	115,389	2,752
Nextel Partners, Inc. Class A (a)	65,800	1,655
Sprint Nextel Corp.	362,884	8,459
		12,866

TOTAL TELECOMMUNICATION SERVICES		17,860

UTILITIES – 1.0%
Electric Utilities – 0.5%
Exelon Corp.	62,700	3,262
Independent Power Producers & Energy Traders – 0.4%
AES Corp. (a)	129,200	2,053
TXU Corp.	6,800	685
		2,738
Multi-Utilities – 0.1%
Public Service Enterprise Group, Inc.	6,600	415

TOTAL UTILITIES		6,415

TOTAL COMMON STOCKS
(Cost $598,609)		629,518

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

12

Money Market Funds 1.4%
	Shares	Value (Note 1)
		(000s)
Fidelity Cash Central Fund, 3.92% (b)	4,589,783	$4,590
Fidelity Securities Lending Cash Central Fund,
3.94% (b)(c)	4,524,125	4,524
TOTAL MONEY MARKET FUNDS
(Cost $9,114)		9,114
TOTAL INVESTMENT PORTFOLIO 101.1%
(Cost $607,723)		638,632

NET OTHER ASSETS – (1.1)%		(7,224)
NET ASSETS 100%		$631,408

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

Income Tax Information

At April 30, 2005, the fund had a capital loss carryforward of approximately $150,559,000 of which $52,208,000 and $98,351,000 will expire on April 30, 2010 and 2011, respectively.

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	86.6%
Switzerland	5.1%
Bermuda	2.3%
United Kingdom	1.5%
France	1.1%
Others (individually less than 1%) .	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

13 Semiannual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)	October 31, 2005 (Unaudited)

Assets
Investment in securities, at value (including securities
loaned of $4,606) (cost $607,723) See
accompanying schedule		$638,632
Cash		629
Foreign currency held at value (cost $325)		325
Receivable for investments sold		12,681
Receivable for fund shares sold		869
Dividends receivable		329
Interest receivable		20
Other receivables		78
Total assets		653,563

Liabilities
Payable for investments purchased	$16,070
Payable for fund shares redeemed	1,132
Accrued management fee	185
Other affiliated payables	184
Other payables and accrued expenses	60
Collateral on securities loaned, at value	4,524
Total liabilities		22,155

Net Assets		$631,408
Net Assets consist of:
Paid in capital		$714,830
Undistributed net investment income		1,816
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(116,122)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		30,884
Net Assets, for 42,488 shares outstanding		$631,408
Net Asset Value, offering price and redemption price per
share ($631,408 ÷ 42,488 shares)		$14.86

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

14

Statement of Operations
Amounts in thousands	Six months ended October 31, 2005 (Unaudited)

Investment Income
Dividends		$4,131
Interest		140
Security lending		14
Total income		4,285

Expenses
Management fee
Basic fee	$1,809
Performance adjustment	(648)
Transfer agent fees	995
Accounting and security lending fees	112
Independent trustees’ compensation	1
Custodian fees and expenses	32
Registration fees	17
Audit	22
Legal	1
Miscellaneous	10
Total expenses before reductions	2,351
Expense reductions	(264)	2,087

Net investment income (loss)		2,198
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities (net of foreign taxes of $85)	42,635
Foreign currency transactions	(89)
Total net realized gain (loss)		42,546
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred for-
eign taxes of $25)	7,568
Assets and liabilities in foreign currencies	(3)
Total change in net unrealized appreciation
(depreciation)		7,565
Net gain (loss)		50,111
Net increase (decrease) in net assets resulting from
operations		$52,309

See accompanying notes which are an integral part of the financial statements.

15 Semiannual Report

Financial Statements continued

Statement of Changes in Net Assets
	Six months ended	Year ended
	October 31, 2005	April 30,
Amounts in thousands	(Unaudited)	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,198	$6,493
Net realized gain (loss)	42,546	47,214
Change in net unrealized appreciation (depreciation) .	7,565	(42,382)
Net increase (decrease) in net assets resulting
from operations	52,309	11,325
Distributions to shareholders from net investment income .	(1,773)	(7,097)
Share transactions
Proceeds from sales of shares	41,957	129,041
Reinvestment of distributions	1,739	6,962
Cost of shares redeemed	(74,815)	(236,483)
Net increase (decrease) in net assets resulting from
share transactions	(31,119)	(100,480)
Total increase (decrease) in net assets	19,417	(96,252)

Net Assets
Beginning of period	611,991	708,243
End of period (including undistributed net investment
income of $1,816 and undistributed net investment
income of $1,391, respectively)	$631,408	$611,991

Other Information
Shares
Sold	2,886	9,245
Issued in reinvestment of distributions	122	488
Redeemed	(5,130)	(16,843)
Net increase (decrease)	(2,122)	(7,110)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

16

Financial Highlights
	Six months ended
	October 31, 2005	Years ended April 30,
	(Unaudited)	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning
of period	$ 13.72	$ 13.69	$ 11.61	$ 13.79	$ 16.51	$ 21.32
Income from Investment
Operations
Net investment income
(loss)D	05	.13E	.07	.07	.05	G
Net realized and unreal
ized gain (loss)	1.13	.04	2.08	(2.19)	(2.73)	(4.01)
Total from investment
operations	1.18	.17	2.15	(2.12)	(2.68)	(4.01)
Distributions from net
investment income	(.04)	(.14)	(.07)	(.06)	(.04)	—
Distributions in excess of
net investment income						(.01)
Distributions from net
realized gain						(.63)
Distributions in excess of
net realized gain	—	—	—	—	—	(.16)
Total distributions	(.04)	(.14)	(.07)	(.06)	(.04)	(.80)
Net asset value, end of
period	$ 14.86	$ 13.72	$ 13.69	$ 11.61	$ 13.79	$ 16.51
Total ReturnB,C	8.61%	1.21%	18.55%	(15.39)%	(16.25)%	(19.57)%
Ratios to Average Net AssetsF
Expenses before expense
reductions	74%A	.78%	.78%	.83%	.91%	.96%
Expenses net of volun
tary waivers, if any	74%A	.78%	.78%	.83%	.91%	.96%
Expenses net of all
reductions	66%A	.75%	.76%	.78%	.87%	.93%
Net investment income
(loss)	69%A	.94%E	.53%	.59%	.37%	(.01)%
Supplemental Data
Net assets, end of period
(in millions)	$ 631	$ 612	$ 708	$ 599	$ 623	$ 778
Portfolio turnover rate	221%A	55%	62%	86%	99%	118%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been .49%.
F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the fund.
G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

17 Semiannual Report

Notes to Financial Statements

For the period ended October 31, 2005 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Large Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affili ates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Semiannual Report

18

1. Significant Accounting Policies continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

19 Semiannual Report

Notes to Financial Statements (Unaudited) continued (Amounts in thousands except ratios) 1. Significant Accounting Policies continued Income Tax Information and Distributions to Shareholders continued

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryfor wards and losses deferred due to wash sales.

The federal tax cost of investments and unrealized appreciation (depreciation) as of period end were as follows:

Unrealized appreciation	$55,222
Unrealized depreciation	(29,389)
Net unrealized appreciation (depreciation)	$25,833
Cost for federal income tax purposes	$612,799

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $689,151 and $707,281, respectively.

Semiannual Report

20

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund’s relative investment performance as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .37% of the fund’s average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of ac count. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual ized rate of .31% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund’s accounting rec ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $201 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $57 for the period.

21 Semiannual Report

Notes to Financial Statements (Unaudited) continued (Amounts in thousands except ratios) 5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are dis closed on the fund’s Statement of Assets and Liabilities. Security lending income repre sents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $252 for the period. In addition, through arrangements with the fund’s transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s transfer agent expenses by $12.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

Semiannual Report

22

Proxy Voting Results

A special meeting of each fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	18,240,248,322.53	96.150
Withheld	730,313,302.58	3.850
TOTAL	18,970,561,625.11	100.000
Albert R. Gamper, Jr.B
Affirmative	18,204,838,072.06	95.964
Withheld	765,723,553.05	4.036
TOTAL	18,970,561,625.11	100.000
Robert M. Gates
Affirmative	18,191,748,681.13	95.895
Withheld	778,812,943.98	4.105
TOTAL	18,970,561,625.11	100.000
George H. Heilmeier
Affirmative	18,193,638,757.60	95.905
Withheld	776,922,867.51	4.095
TOTAL	18,970,561,625.11	100.000
Abigail P. Johnson
Affirmative	18,103,320,241.78	95.428
Withheld	867,241,383.33	4.572
TOTAL	18,970,561,625.11	100.000
Edward C. Johnson 3d
Affirmative	18,055,585,171.13	95.177
Withheld	914,976,453.98	4.823
TOTAL	18,970,561,625.11	100.000
Stephen P. Jonas
Affirmative	18,188,419,716.35	95.877
Withheld	782,141,908.76	4.123
TOTAL	18,970,561,625.11	100.000
Marie L. Knowles
Affirmative	18,208,650,664.29	95.984
Withheld	761,910,960.82	4.016
TOTAL	18,970,561,625.11	100.000

Ned C. Lautenbach
Affirmative	18,224,936,039.64	96.070
Withheld	745,625,585.47	3.930
TOTAL	18,970,561,625.11	100.000

Marvin L. Mann
Affirmative	18,146,216,753.93	95.655
Withheld	824,344,871.18	4.345
TOTAL	18,970,561,625.11	100.000

William O. McCoy
Affirmative	18,164,580,135.79	95.751
Withheld	805,981,489.32	4.249
TOTAL	18,970,561,625.11	100.000

Robert L. Reynolds
Affirmative	18,197,448,372.22	95.925
Withheld	773,113,252.89	4.075
TOTAL	18,970,561,625.11	100.000

Cornelia M. Small
Affirmative	18,214,122,413.76	96.013
Withheld	756,439,211.35	3.987
TOTAL	18,970,561,625.11	100.000

William S. Stavropoulos
Affirmative	18,186,563,509.46	95.867
Withheld	783,998,115.65	4.133
TOTAL	18,970,561,625.11	100.000

Kenneth L. Wolfe
Affirmative	18,211,332,412.92	95.998
Withheld	759,229,212.19	4.002
TOTAL	18,970,561,625.11	100.000

A Denotes trust-wide proposals and voting results.

B Effective on or about January 1, 2006.

23 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Large Cap Stock Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Semiannual Report

24

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

25 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the fund’s returns, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objec tive similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Semiannual Report

26

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the third quartile for the one , three , and five year periods. The Board also stated that the relative investment perfor mance of the fund was lower than its benchmark over time. The Board discussed with FMR actions to be taken by FMR to improve the fund’s disappointing performance.

The Board also considered that the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s invest ment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incen tive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the

27 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked and the impact of the fund’s performance adjustment, is also included in the chart and considered by the Board.

Semiannual Report

28

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund’s negative performance adjustment on the fund’s management fee ranking.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund’s total expenses, the Board considered the fund’s management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund’s negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

29 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the fund’s total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or

Semiannual Report

30

expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

31 Semiannual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection
Mutual Fund 24 Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

LCS-USAN-1205 1.784861.102

Fidelity® Mid-Cap Stock Fund

Semiannual Report October 31, 2005

Contents

Chairman’s Message	3	Ned Johnson’s message to shareholders.
Shareholder Expense	4	An example of shareholder expenses.
Example
Investment Changes	5	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	6	A complete list of the fund’s investments
		with their market values.
Financial Statements	15	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	19	Notes to the financial statements.
Distributions	24
Proxy Voting Results	25
Board Approval of	26
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Refer ence Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

2

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund compa nies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confi dent we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers in cluding individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

3 Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Actual	$1,000.00	$1,156.40	$3.80
Hypothetical (5% return per year
before expenses)	$1,000.00	$1,021.68	$3.57

* Expenses are equal to the Fund’s annualized expense ratio of .70%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Semiannual Report

4

Investment Changes

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Qwest Communications International, Inc.	2.8	1.6
Microchip Technology, Inc.	2.4	2.4
Comverse Technology, Inc.	2.3	2.3
Monsanto Co.	2.3	3.0
Potash Corp. of Saskatchewan	2.0	2.9
E*TRADE Financial Corp.	2.0	1.0
Royal Caribbean Cruises Ltd.	1.9	0.0
Valero Energy Corp.	1.8	1.8
NCR Corp.	1.8	0.7
Peabody Energy Corp.	1.8	1.0
	21.1
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	27.5	31.0
Consumer Discretionary	19.3	12.7
Energy	12.3	9.0
Industrials	10.7	12.0
Health Care	9.9	14.8

5 Semiannual Report

Investments October 31, 2005 (Unaudited)
Showing Percentage of Net Assets

Common Stocks 99.6%
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 19.3%
Auto Components 0.4%
Visteon Corp. (a)	4,482,000	$37,335
Hotels, Restaurants & Leisure 3.8%
Alliance Gaming Corp. (a)(d)	300,000	3,243
Harrah’s Entertainment, Inc.	100,000	6,048
Penn National Gaming, Inc. (a)	2,169,500	64,109
Royal Caribbean Cruises Ltd.	4,250,000	176,120
Starbucks Corp. (a)	1,600,000	45,248
Station Casinos, Inc.	83,200	5,333
Wynn Resorts Ltd. (a)(d)	930,000	43,412
		343,513
Household Durables – 3.3%
D.R. Horton, Inc.	942,500	28,925
Harman International Industries, Inc.	1,086,200	108,468
KB Home	155,000	10,129
LG Electronics, Inc.	1,304,130	84,569
Toll Brothers, Inc. (a)	1,740,800	64,253
		296,344
Internet & Catalog Retail 0.7%
Blue Nile, Inc. (a)(d)(e)	1,156,200	41,473
GSI Commerce, Inc. (a)	1,582,404	25,287
		66,760
Leisure Equipment & Products – 0.5%
Brunswick Corp.	1,275,500	48,635
Media – 4.9%
EchoStar Communications Corp. Class A	3,500,000	94,045
Getty Images, Inc. (a)	1,241,700	103,074
Lamar Advertising Co. Class A (a)	2,000,000	89,240
Univision Communications, Inc. Class A (a)	4,127,057	107,881
XM Satellite Radio Holdings, Inc. Class A (a)	1,500,000	43,245
		437,485
Multiline Retail – 0.7%
Federated Department Stores, Inc.	779,800	47,856
Sears Holdings Corp. (a)	150,000	18,038
		65,894
Specialty Retail – 4.5%
Abercrombie & Fitch Co. Class A	196,400	10,211
Aeropostale, Inc. (a)	2,425,100	47,386
Circuit City Stores, Inc.	4,154,800	73,914
See accompanying notes which are an integral part of the financial statements.

Semiannual Report	6

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
Gamestop Corp. Class A (a)(d)	1,402,467	$49,760
Rent-A Center, Inc. (a)	978,401	17,631
Sherwin-Williams Co.	1,000,000	42,550
Sports Authority, Inc. (a)	1,159,600	32,283
Staples, Inc.	3,111,450	70,723
Tiffany & Co., Inc.	185,900	7,324
Urban Outfitters, Inc. (a)	1,845,800	52,292
		404,074
Textiles, Apparel & Luxury Goods – 0.5%
Fossil, Inc. (a)	1,328,300	20,801
Quiksilver, Inc. (a)	1,643,500	18,950
		39,751

TOTAL CONSUMER DISCRETIONARY		1,739,791

CONSUMER STAPLES 0.9%
Beverages – 0.2%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	577,000	13,583
Food & Staples Retailing – 0.7%
CVS Corp.	1,000,000	24,410
Rite Aid Corp. (a)	7,000,000	24,500
Whole Foods Market, Inc.	124,400	17,930
		66,840

TOTAL CONSUMER STAPLES		80,423

ENERGY 12.3%
Energy Equipment & Services – 7.4%
BJ Services Co.	3,695,400	128,415
GlobalSantaFe Corp.	578,300	25,763
Halliburton Co.	1,665,600	98,437
National Oilwell Varco, Inc. (a)	1,551,250	96,907
Noble Corp.	1,456,600	93,776
Pride International, Inc. (a)	2,801,137	78,628
Transocean, Inc. (a)	1,251,500	71,949
Weatherford International Ltd. (a)	1,124,700	70,406
		664,281
Oil, Gas & Consumable Fuels – 4.9%
Arch Coal, Inc.	580,300	44,724

See accompanying notes which are an integral part of the financial statements.

7 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
EOG Resources, Inc.	495,700	$33,599
Frontline Ltd. (NY Shares)	359,100	14,260
Peabody Energy Corp.	2,069,200	161,729
Quicksilver Resources, Inc. (a)	131,100	5,078
Teekay Shipping Corp.	521,500	20,568
Valero Energy Corp.	1,548,200	162,933
		442,891

TOTAL ENERGY		1,107,172

FINANCIALS – 5.9%
Capital Markets 3.4%
Ameritrade Holding Corp. (a)	6,000,000	126,180
E*TRADE Financial Corp. (a)	9,546,600	177,089
		303,269
Commercial Banks – 0.8%
SVB Financial Group (a)	652,680	32,445
Wintrust Financial Corp.	749,665	40,242
		72,687
Insurance – 0.7%
Axis Capital Holdings Ltd.	1,500,000	38,895
Republic Companies Group, Inc.	174,808	2,159
W.R. Berkley Corp.	615,900	26,915
		67,969
Thrifts & Mortgage Finance – 1.0%
Hudson City Bancorp, Inc.	4,000,000	47,360
Sovereign Bancorp, Inc.	1,421,200	30,655
W Holding Co., Inc.	1,500,000	11,565
		89,580

TOTAL FINANCIALS		533,505

HEALTH CARE – 9.9%
Biotechnology – 3.1%
Celgene Corp. (a)	1,622,700	91,033
Genentech, Inc. (a)	519,200	47,040
Martek Biosciences (a)(d)	165,000	5,094
MedImmune, Inc. (a)	2,173,600	76,033
ONYX Pharmaceuticals, Inc. (a)	790,900	20,318

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

8

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Biotechnology – continued
OSI Pharmaceuticals, Inc. (a)(d)	1,165,200	$27,149
QIAGEN NV (a)	1,186,877	14,124
		280,791
Health Care Equipment & Supplies – 3.0%
American Medical Systems Holdings, Inc. (a)	263,300	4,305
Boston Scientific Corp. (a)	350,000	8,792
Cyberonics, Inc. (a)(d)	993,029	29,811
Dade Behring Holdings, Inc.	600,000	21,606
Gen-Probe, Inc. (a)	884,700	36,131
Integra LifeSciences Holdings Corp. (a)	263,800	9,101
IntraLase Corp. (d)	437,000	6,756
Kinetic Concepts, Inc. (a)	547,800	19,666
Kyphon, Inc. (a)	936,400	37,540
Mentor Corp.	338,900	15,251
NuVasive, Inc. (a)	167,040	2,912
St. Jude Medical, Inc. (a)	588,000	28,265
Ventana Medical Systems, Inc. (a)	134,400	5,152
Waters Corp. (a)	1,276,100	46,195
		271,483
Health Care Providers & Services – 2.8%
Covance, Inc. (a)	1,142,700	55,592
Henry Schein, Inc. (a)	974,700	38,637
Humana, Inc. (a)	2,280,100	101,214
PacifiCare Health Systems, Inc. (a)	530,752	43,713
Radiation Therapy Services, Inc. (a)	150,000	4,506
Sierra Health Services, Inc. (a)	141,200	10,590
		254,252
Pharmaceuticals – 1.0%
Allergan, Inc.	554,100	49,481
Medicis Pharmaceutical Corp. Class A (d)	1,389,400	40,987
		90,468

TOTAL HEALTH CARE		896,994

INDUSTRIALS – 10.7%
Aerospace & Defense – 2.5%
Honeywell International, Inc.	129,300	4,422
L 3 Communications Holdings, Inc.	906,476	70,542

See accompanying notes which are an integral part of the financial statements.

9 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Aerospace & Defense – continued
Precision Castparts Corp.	1,752,800	$83,013
Rockwell Collins, Inc.	1,500,000	68,730
		226,707
Air Freight & Logistics – 0.2%
Expeditors International of Washington, Inc.	130,000	7,887
UTI Worldwide, Inc.	71,500	6,116
		14,003
Airlines – 0.3%
JetBlue Airways Corp. (a)(d)	1,613,612	30,029
Commercial Services & Supplies – 2.9%
Allied Waste Industries, Inc. (a)	6,500,000	52,910
Cintas Corp.	1,599,083	64,875
Robert Half International, Inc.	1,818,500	67,066
Waste Management, Inc.	2,569,900	75,838
		260,689
Construction & Engineering – 0.3%
Quanta Services, Inc. (a)	2,108,700	24,229
Electrical Equipment – 0.8%
AMETEK, Inc.	158,800	6,468
Evergreen Solar, Inc. (a)(d)	1,998,110	16,484
Rockwell Automation, Inc.	850,000	45,178
		68,130
Machinery – 0.8%
Manitowoc Co., Inc.	900,000	47,889
Toro Co.	755,900	27,598
		75,487
Road & Rail 2.8%
Burlington Northern Santa Fe Corp.	1,669,300	103,597
Landstar System, Inc.	1,000,998	38,558
Norfolk Southern Corp.	2,529,800	101,698
Swift Transportation Co., Inc. (a)	500,000	9,125
		252,978
Trading Companies & Distributors – 0.1%
WESCO International, Inc. (a)	246,800	9,810

TOTAL INDUSTRIALS		962,062

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – 27.5%
Communications Equipment – 6.4%
ADC Telecommunications, Inc. (a)	250,000	$4,363
Alcatel SA sponsored ADR (a)(d)	6,371,100	74,797
CIENA Corp. (a)	20,529,500	48,655
Comverse Technology, Inc. (a)	8,239,900	206,821
Corning, Inc. (a)	569,800	11,447
Ixia (a)	516,200	6,514
Juniper Networks, Inc. (a)	5,132,900	119,751
Motorola, Inc.	4,520,000	100,163
		572,511
Computers & Peripherals – 1.8%
NCR Corp. (a)	5,375,100	162,436
Electronic Equipment & Instruments – 5.0%
Amphenol Corp. Class A	1,976,700	79,009
Arrow Electronics, Inc. (a)	1,297,287	38,283
Benchmark Electronics, Inc. (a)	2,000,000	56,180
Celestica, Inc. (sub. vtg.) (a)	4,872,900	46,212
Flextronics International Ltd. (a)	11,770,500	109,348
Solectron Corp. (a)	35,601,300	125,673
		454,705
Internet Software & Services – 1.4%
Akamai Technologies, Inc. (a)	3,782,400	65,587
Homestore, Inc. (a)(e)	15,345,363	55,704
VeriSign, Inc. (a)	325,000	7,680
		128,971
IT Services – 1.4%
Alliance Data Systems Corp. (a)	843,300	29,988
Cognizant Technology Solutions Corp. Class A (a)	1,386,400	60,974
Sapient Corp. (a)	955,900	4,961
Telvent GIT SA (e)	2,773,900	28,155
		124,078
Semiconductors & Semiconductor Equipment – 7.9%
Altera Corp. (a)	500,000	8,325
ARM Holdings PLC sponsored ADR	906,400	5,212
Cypress Semiconductor Corp. (a)	1,526,800	20,764
FormFactor, Inc. (a)	1,617,800	39,830
Freescale Semiconductor, Inc. Class B (a)	3,856,600	92,096
Marvell Technology Group Ltd. (a)	591,200	27,438
MEMC Electronic Materials, Inc. (a)	100,000	1,794

See accompanying notes which are an integral part of the financial statements.

11 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Microchip Technology, Inc.	7,115,442	$214,673
NVIDIA Corp. (a)	2,287,200	76,736
ON Semiconductor Corp. (a)	7,179,450	33,313
PMC-Sierra, Inc. (a)	2,327,949	16,528
Samsung Electronics Co. Ltd.	173,710	91,847
Silicon Laboratories, Inc. (a)	1,395,300	44,887
Texas Instruments, Inc.	100,000	2,855
Varian Semiconductor Equipment Associates, Inc. (a)	918,336	34,731
		711,029
Software 3.6%
Amdocs Ltd. (a)	1,468,400	38,869
BEA Systems, Inc. (a)	5,150,600	45,428
Citrix Systems, Inc. (a)	1,575,000	43,423
Cognos, Inc. (a)	138,900	5,180
FileNET Corp. (a)	1,749,089	49,237
Hyperion Solutions Corp. (a)	108,600	5,252
Microsoft Corp.	600,000	15,420
NAVTEQ Corp. (a)	1,654,900	64,740
TIBCO Software, Inc. (a)	7,921,100	60,121
		327,670

TOTAL INFORMATION TECHNOLOGY		2,481,400

MATERIALS 7.3%
Chemicals – 6.1%
Agrium, Inc.	3,491,500	73,703
Air Products & Chemicals, Inc.	500,000	28,620
Ashland, Inc.	172,100	9,209
Monsanto Co.	3,235,800	203,888
Mosaic Co. (a)	2,472,899	32,642
Potash Corp. of Saskatchewan	2,263,600	185,573
Tokuyama Corp.	1,472,000	14,660
		548,295
Construction Materials 0.7%
Florida Rock Industries, Inc.	1,200,000	68,280
Containers & Packaging – 0.3%
Smurfit-Stone Container Corp. (a)	2,453,038	25,904

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Metals & Mining – 0.2%
Novelis, Inc.	963,100	$18,862

TOTAL MATERIALS		661,341

TELECOMMUNICATION SERVICES – 5.7%
Diversified Telecommunication Services – 3.5%
Qwest Communications International, Inc. (a)	58,728,271	256,047
Time Warner Telecom, Inc. Class A (a)(e)	7,555,777	63,317
		319,364
Wireless Telecommunication Services – 2.2%
Nextel Partners, Inc. Class A (a)	1,910,400	48,047
NII Holdings, Inc. (a)	733,735	60,841
Sprint Nextel Corp.	3,899,878	90,906
		199,794

TOTAL TELECOMMUNICATION SERVICES		519,158

UTILITIES – 0.1%
Independent Power Producers & Energy Traders – 0.1%
TXU Corp.	100,000	10,075
TOTAL COMMON STOCKS
(Cost $8,074,379)		8,991,921

Money Market Funds 1.0%

Fidelity Cash Central Fund, 3.92% (b)	11,929,231	11,929
Fidelity Securities Lending Cash Central Fund,
3.94% (b)(c)	78,543,275	78,543
TOTAL MONEY MARKET FUNDS
(Cost $90,472)		90,472

TOTAL INVESTMENT PORTFOLIO 100.6%
(Cost $8,164,851)		9,082,393

NET OTHER ASSETS – (0.6)%		(54,994)
NET ASSETS 100%		$9,027,399

See accompanying notes which are an integral part of the financial statements.

13 Semiannual Report

Investments (Unaudited) continued

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

(e) Affiliated company

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund’s Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

	Value,				Value,
Affiliate	beginning of		Sales	Dividend	end of
(Amounts in thousands)	period	Purchases	Proceeds	Income	period
Blue Nile, Inc.	$28,578	$665	$—	$—	$41,473
Cyberonics, Inc.	90,045	6,683	69,150	—	—
Homestore, Inc	28,757	3,016	265	—	55,704
IntraLase Corp.	—	31,650	21,587	—	—
Sapient Corp.	47,905	2,464	44,807	—	—
Telvent GIT SA	24,272	—	—	—	28,155
Time Warner Telecom,
Inc. Class A	30,541	371	—	—	63,317
Total	$250,098	$44,849	$135,809	$—	$188,649

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	86.9%
Canada	3.5%
Korea (South)	2.0%
Liberia	1.9%
Cayman Islands	1.3%
Singapore	1.2%
Others (individually less than 1%) .	3.2%
100.0%

Income Tax Information

At April 30, 2005, the fund had a capital loss carryforward of approximately $145,770,000 all of which will expire on April 30, 2011.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report 14

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)	October 31, 2005 (Unaudited)

Assets
Investment in securities, at value (including securities
loaned of $78,633) (cost $8,164,851) See
accompanying schedule		$9,082,393
Receivable for investments sold		50,305
Receivable for fund shares sold		13,469
Dividends receivable		550
Interest receivable		170
Other affiliated receivables		24
Other receivables		1,582
Total assets		9,148,493

Liabilities
Payable for investments purchased	$29,558
Payable for fund shares redeemed	7,799
Accrued management fee	2,977
Other affiliated payables	2,139
Other payables and accrued expenses	78
Collateral on securities loaned, at value	78,543
Total liabilities		121,094

Net Assets		$9,027,399
Net Assets consist of:
Paid in capital		$7,883,303
Accumulated net investment loss		(4,699)
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		231,255
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		917,540
Net Assets, for 362,483 shares outstanding		$9,027,399
Net Asset Value, offering price and redemption price per
share ($9,027,399 ÷ 362,483 shares)		$24.90

See accompanying notes which are an integral part of the financial statements.

15 Semiannual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Six months ended October 31, 2005 (Unaudited)

Investment Income
Dividends		$21,126
Interest		1,943
Security lending		724
Total income		23,793

Expenses
Management fee
Basic fee	$25,456
Performance adjustment	(6,712)
Transfer agent fees	11,546
Accounting and security lending fees	610
Independent trustees’ compensation	20
Appreciation in deferred trustee compensation account	8
Custodian fees and expenses	139
Registration fees	45
Audit	43
Legal	19
Miscellaneous	80
Total expenses before reductions	31,254
Expense reductions	(1,867)	29,387

Net investment income (loss)		(5,594)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of
$28,043 from affiliated issuers)	392,684
Foreign currency transactions	(183)
Total net realized gain (loss)		392,501
Change in net unrealized appreciation (depreciation) on:
Investment securities	860,303
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation
(depreciation)		860,299
Net gain (loss)		1,252,800
Net increase (decrease) in net assets resulting from
operations		$1,247,206

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

16

Statement of Changes in Net Assets
	Six months ended	Year ended
	October 31, 2005	April 30,
Amounts in thousands	(Unaudited)	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(5,594)	$18,305
Net realized gain (loss)	392,501	801,420
Change in net unrealized appreciation (depreciation) .	860,299	(574,229)
Net increase (decrease) in net assets resulting from
operations	1,247,206	245,496
Distributions to shareholders from net investment income .	(14,638)	(27,220)
Share transactions
Proceeds from sales of shares	883,874	1,782,192
Reinvestment of distributions	14,356	26,657
Cost of shares redeemed	(1,045,480)	(2,298,258)
Net increase (decrease) in net assets resulting from
share transactions	(147,250)	(489,409)
Redemption fees	85	212
Total increase (decrease) in net assets	1,085,403	(270,921)

Net Assets
Beginning of period	7,941,996	8,212,917
End of period (including accumulated net investment
loss of $4,699 and undistributed net investment
income of $15,533, respectively)	$9,027,399	$7,941,996

Other Information
Shares
Sold	36,197	81,686
Issued in reinvestment of distributions	619	1,184
Redeemed	(42,546)	(104,392)
Net increase (decrease)	(5,730)	(21,522)

See accompanying notes which are an integral part of the financial statements.

17 Semiannual Report

Financial Highlights
	Six months ended
	October 31, 2005	Years ended April 30,
	(Unaudited)	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$21.57	$21.07	$16.80	$21.42	$24.14	$25.13
Income from Investment
Operations
Net investment income
(loss)D	(.02)	.05E	.07	.13	.18G	.20
Net realized and unrealized
gain (loss)	3.39	.52	4.29	(4.66)	(2.74)G	1.41
Total from investment
operations	3.37	.57	4.36	(4.53)	(2.56)	1.61
Distributions from net
investment income	(.04)	(.07)	(.09)	(.09)	(.16)	(.10)
Distributions from net realized
gain	—	—	—	—	—	(1.99)
Distributions in excess of net
realized gain	—	—	—	—	—	(.51)
Total distributions	(.04)	(.07)	(.09)	(.09)	(.16)	(2.60)
Redemption fees added to
paid in capitalD	—H	—H	—H	—H	—H	—H
Net asset value, end of period	$24.90	$21.57	$21.07	$16.80	$21.42	$24.14
Total ReturnB,C	15.64%	2.69%	25.99%	(21.17)%	(10.67)%	6.47%
Ratios to Average Net AssetsF
Expenses before expense
reductions	70%A	.71%	.70%	.74%	.94%	.90%
Expenses net of voluntary
waivers, if any	70%A	.71%	.70%	.74%	.94%	.90%
Expenses net of all
reductions	66%A	.62%	.65%	.66%	.87%	.84%
Net investment income (loss)	(.13)%A	.22%E	.34%	.75%	.79%G	.81%
Supplemental Data
Net assets, end of period
(in millions)	$9,027	$7,942	$8,213	$5,507	$6,728	$6,958
Portfolio turnover rate	105%A	186%	137%	120%	200%	218%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.01 per share and an inkind dividend received in a corporate reorganization which amounted to $.01 per share. Excluding these dividends, the ratio of net investment income to average net assets would have been .08%.
F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.
G Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Pershare data and ratios for periods prior to adoption have not been restated to reflect this change.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

18

Notes to Financial Statements

For the period ended October 31, 2005 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Mid Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds), collectively referred to as Central Funds, which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR)and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assump tions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

19 Semiannual Report

Notes to Financial Statements (Unaudited) continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Semiannual Report

20

1. Significant Accounting Policies continued Income Tax Information and Distributions to Shareholders continued

Distributions are recorded on the ex dividend date. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, market dis count, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investments and unrealized appreciation (depreciation) as of period end were as follows:

Unrealized appreciation	$1,338,142
Unrealized depreciation	(442,234)
Net unrealized appreciation (depreciation)	$895,908
Cost for federal income tax purposes	$8,186,485

Short Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

21 Semiannual Report

Notes to Financial Statements (Unaudited) continued (Amounts in thousands except ratios) 3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $4,631,561 and $4,734,504, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund’s relative investment performance as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .42% of the fund’s average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of ac count. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual ized rate of .26% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund’s accounting rec ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,408 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $272 for the period.

Semiannual Report

22

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and ex penses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain ex penses on behalf of the fund totaling $1,672 for the period. In addition, through arrange ments with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and transfer agent expenses by $4 and $191, respectively.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

At the end of the period, Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 21% of the total outstanding shares of the fund.

23 Semiannual Report

Distributions

The Board of Trustees of Fidelity Mid-Cap Stock Fund voted to pay on December 5, 2005, to shareholders of record at the opening of business on December 2, 2005, a distribution of $.60 per share derived from capital gains realized from sales of portfo lio securities.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Semiannual Report

24

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	18,240,248,322.53	96.150
Withheld	730,313,302.58	3.850
TOTAL	18,970,561,625.11	100.000
Albert R. Gamper, Jr.B
Affirmative	18,204,838,072.06	95.964
Withheld	765,723,553.05	4.036
TOTAL	18,970,561,625.11	100.000
Robert M. Gates
Affirmative	18,191,748,681.13	95.895
Withheld	778,812,943.98	4.105
TOTAL	18,970,561,625.11	100.000
George H. Heilmeier
Affirmative	18,193,638,757.60	95.905
Withheld	776,922,867.51	4.095
TOTAL	18,970,561,625.11	100.000
Abigail P. Johnson
Affirmative	18,103,320,241.78	95.428
Withheld	867,241,383.33	4.572
TOTAL	18,970,561,625.11	100.000
Edward C. Johnson 3d
Affirmative	18,055,585,171.13	95.177
Withheld	914,976,453.98	4.823
TOTAL	18,970,561,625.11	100.000
Stephen P. Jonas
Affirmative	18,188,419,716.35	95.877
Withheld	782,141,908.76	4.123
TOTAL	18,970,561,625.11	100.000
Marie L. Knowles
Affirmative	18,208,650,664.29	95.984
Withheld	761,910,960.82	4.016
TOTAL	18,970,561,625.11	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	18,224,936,039.64	96.070
Withheld	745,625,585.47	3.930
TOTAL	18,970,561,625.11	100.000

Marvin L. Mann
Affirmative	18,146,216,753.93	95.655
Withheld	824,344,871.18	4.345
TOTAL	18,970,561,625.11	100.000

William O. McCoy
Affirmative	18,164,580,135.79	95.751
Withheld	805,981,489.32	4.249
TOTAL	18,970,561,625.11	100.000

Robert L. Reynolds
Affirmative	18,197,448,372.22	95.925
Withheld	773,113,252.89	4.075
TOTAL	18,970,561,625.11	100.000

Cornelia M. Small
Affirmative	18,214,122,413.76	96.013
Withheld	756,439,211.35	3.987
TOTAL	18,970,561,625.11	100.000

William S. Stavropoulos
Affirmative	18,186,563,509.46	95.867
Withheld	783,998,115.65	4.133
TOTAL	18,970,561,625.11	100.000

Kenneth L. Wolfe
Affirmative	18,211,332,412.92	95.998
Withheld	759,229,212.19	4.002
TOTAL	18,970,561,625.11	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

25 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Mid Cap Stock Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Semiannual Report

26

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the backgrounds of the fund’s portfolio managers and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

27 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the fund’s returns, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objec tive similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Semiannual Report

28

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the fourth quartile for the one and three year periods and the second quartile for the five year period. The Board also stated that the relative investment performance of the fund was lower than its bench mark over time. The Board discussed with FMR actions to be taken by FMR to improve the fund’s more recent disappointing performance.

The Board also considered that the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s invest ment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incen tive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services

29 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked and the impact of the fund’s performance adjustment, is also included in the chart and considered by the Board.

Semiannual Report

30

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund’s negative performance adjustment on the fund’s management fee ranking.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund’s total expenses, the Board considered the fund’s management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund’s negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

31 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the fund’s total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or

Semiannual Report

32

expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

33 Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report 34

To Write Fidelity

We’ll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(such as changing name, address, bank, etc.) Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

35 Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1 800 544 9797.

Arizona
7001 West Ray Road
Chandler, AZ
7373 N. Scottsdale Road
Scottsdale, AZ

California
815 East Birch Street
Brea, CA
1411 Chapin Avenue
Burlingame, CA
851 East Hamilton Avenue
Campbell, CA
19200 Von Karman Avenue
Irvine, CA
601 Larkspur Landing Circle
Larkspur, CA
10100 Santa Monica Blvd.
Los Angeles, CA
27101 Puerta Real
Mission Viejo, CA
73 575 El Paseo
Palm Desert, CA
251 University Avenue
Palo Alto, CA
123 South Lake Avenue
Pasadena, CA
16995 Bernardo Ctr. Drive
Rancho Bernardo, CA
1740 Arden Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
8 Montgomery Street
San Francisco, CA
3793 State Street
Santa Barbara, CA
21701 Hawthorne Boulevard
Torrance, CA
2001 North Main Street
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA

Colorado
1625 Broadway
Denver, CO
9185 East Westview Road
Littleton, CO

Connecticut
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT

Delaware
222 Delaware Avenue
Wilmington, DE

Florida
4400 N. Federal Highway
Boca Raton, FL
121 Alhambra Plaza
Coral Gables, FL
2948 N. Federal Highway
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
3550 Tamiami Trail, South
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
2465 State Road 7
Wellington, FL
3501 PGA Boulevard
West Palm Beach, FL

Georgia
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA

Illinois
One North LaSalle Street
Chicago, IL
875 North Michigan Ave.
Chicago, IL
1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL

Indiana
4729 East 82nd Street
Indianapolis, IN

Kansas
5400 College Boulevard
Overland Park, KS

Maine
Three Canal Plaza
Portland, ME

Maryland
7315 Wisconsin Avenue
Bethesda, MD
One W. Pennsylvania Ave.
Towson, MD

Massachusetts
801 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
405 Cochituate Road
Framingham, MA
416 Belmont Street
Worcester, MA

Michigan
500 E. Eisenhower Pkwy.
Ann Arbor, MI
280 Old N. Woodward Ave.
Birmingham, MI
43420 Grand River Avenue
Novi, MI
29155 Northwestern Hwy.
Southfield, MI

Minnesota
7600 France Avenue South
Edina, MN

Missouri
8885 Ladue Road
Ladue, MO

Semiannual Report 36

Nevada
2225 Village Walk Drive
Henderson, NV

New Jersey
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
396 Route 17, North
Paramus, NJ
3518 Route 1 North
Princeton, NJ
530 Highway 35
Shrewsbury, NJ

New York
1055 Franklin Avenue
Garden City, NY
37 West Jericho Turnpike
Huntington Station, NY
1271 Avenue of the Americas
New York, NY
61 Broadway
New York, NY
350 Park Avenue
New York, NY
200 Fifth Avenue
New York, NY
733 Third Avenue
New York, NY
11 Penn Plaza
New York, NY
2070 Broadway
New York, NY
1075 Northern Blvd.
Roslyn, NY

North Carolina
4611 Sharon Road
Charlotte, NC

Ohio
3805 Edwards Road
Cincinnati, OH
1324 Polaris Parkway
Columbus, OH
28699 Chagrin Boulevard
Woodmere Village, OH

Oregon
16850 SW 72nd Avenue
Tigard, OR

Pennsylvania
600 West DeKalb Pike
King of Prussia, PA
1735 Market Street
Philadelphia, PA
12001 Perry Highway
Wexford, PA

Rhode Island
47 Providence Place
Providence, RI

Tennessee
6150 Poplar Avenue
Memphis, TN

Texas
10000 Research Boulevard
Austin, TX
4001 Northwest Parkway
Dallas, TX
12532 Memorial Drive
Houston, TX
2701 Drexel Drive
Houston, TX
6500 N. MacArthur Blvd.
Irving, TX
6005 West Park Boulevard
Plano, TX
14100 San Pedro
San Antonio, TX
1576 East Southlake Blvd.
Southlake, TX
19740 IH 45 North
Spring, TX

Utah
215 South State Street
Salt Lake City, UT

Virginia
1861 International Drive
McLean, VA

Washington
411 108th Avenue, N.E.
Bellevue, WA
1518 6th Avenue
Seattle, WA

Washington, DC
1900 K Street, N.W.
Washington, DC

Wisconsin
595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

37 Semiannual Report

37

Semiannual Report

38

39 Semiannual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

MCS-USAN-1205 1.784862.102

Fidelity® Small Cap Retirement Fund

Semiannual Report October 31, 2005

Contents

Chairman’s Message	3	Ned Johnson’s message to shareholders.
Shareholder Expense	4	An example of shareholder expenses.
Example
Investment Changes	5	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	6	A complete list of the fund’s investments
		with their market values.
Financial Statements	13	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	17	Notes to the financial statements.
Distributions	22
Proxy Voting Results	23
Board Approval of	24
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general informa tion of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quar ters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

2

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund compa nies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active par ticipation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

3 Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Actual	$1,000.00	$1,141.30	$5.67
Hypothetical (5% return per year
before expenses)	$1,000.00	$1,019.91	$5.35

* Expenses are equal to the Fund’s annualized expense ratio of 1.05%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Semiannual Report

4

Investment Changes

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Philadelphia Consolidated Holdings Corp.	2.5	2.3
Alliant Techsystems, Inc.	2.1	2.3
Fisher Scientific International, Inc.	2.1	2.7
Renal Care Group, Inc.	2.0	1.9
Omnicare, Inc.	1.9	1.4
Sierra Health Services, Inc.	1.7	0.6
Fidelity National Financial, Inc.	1.7	1.7
Oil States International, Inc.	1.7	1.1
BJ’s Wholesale Club, Inc.	1.6	1.8
Plains Exploration & Production Co.	1.6	1.0
	18.9
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	19.6	22.6
Health Care	19.5	14.1
Consumer Discretionary	16.5	16.9
Energy	12.6	12.9
Information Technology	11.8	9.0

5 Semiannual Report

Investments October 31, 2005 (Unaudited)
Showing Percentage of Net Assets

Common Stocks 99.4%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 16.5%
Auto Components 1.3%
Aftermarket Technology Corp. (a)	72,900	$ 1,343,547
Keystone Automotive Industries, Inc. (a)	9,808	280,607
Noble International Ltd.	33,900	796,311
		2,420,465
Distributors – 1.3%
Advanced Marketing Services, Inc. (a)	65,678	256,144
Prestige Brands Holdings, Inc.	187,100	2,254,555
		2,510,699
Diversified Consumer Services – 2.3%
Jackson Hewitt Tax Service, Inc.	107,600	2,659,872
Regis Corp.	39,750	1,524,810
		4,184,682
Hotels, Restaurants & Leisure 3.1%
Ambassadors Group, Inc.	55,952	1,453,633
Applebee’s International, Inc.	82,600	1,809,766
Domino’s Pizza, Inc.	92,900	2,222,168
Fox & Hound Restaurant Group (a)	22,390	293,309
		5,778,876
Household Durables – 2.0%
Blount International, Inc. (a)	47,000	745,420
Jarden Corp. (a)	86,725	2,930,438
		3,675,858
Internet & Catalog Retail 0.7%
Insight Enterprises, Inc. (a)	62,600	1,284,552
Varsity Group, Inc. (a)	4,100	20,500
		1,305,052
Media – 1.1%
New Frontier Media, Inc. (a)	133,320	753,258
Saga Communications, Inc. Class A (a)	97,080	1,222,237
		1,975,495
Specialty Retail – 4.2%
Asbury Automotive Group, Inc. (a)	56,300	951,470
Big 5 Sporting Goods Corp.	72,226	1,601,973
Group 1 Automotive, Inc. (a)	15,900	439,476
Lithia Motors, Inc. Class A (sub. vtg.)	42,075	1,146,123
Pacific Sunwear of California, Inc. (a)	36,500	913,230
PETCO Animal Supplies, Inc. (a)	77,000	1,463,770
Pomeroy IT Solutions, Inc. (a)	30,942	354,286
See accompanying notes which are an integral part of the financial statements.

Semiannual Report	6

Common Stocks continued
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
The Men’s Wearhouse, Inc. (a)	33,600	$829,920
Whitehall Jewellers, Inc. (a)	95,700	97,614
		7,797,862
Textiles, Apparel & Luxury Goods – 0.5%
Perry Ellis International, Inc. (a)	46,465	961,361

TOTAL CONSUMER DISCRETIONARY		30,610,350

CONSUMER STAPLES 1.6%
Food & Staples Retailing – 1.6%
BJ’s Wholesale Club, Inc. (a)	106,676	3,038,132

ENERGY 12.6%
Energy Equipment & Services – 3.4%
Offshore Logistics, Inc. (a)	23,600	802,400
Oil States International, Inc. (a)	94,200	3,118,020
Superior Energy Services, Inc. (a)	53,200	1,084,216
Unit Corp. (a)	26,200	1,372,880
		6,377,516
Oil, Gas & Consumable Fuels – 9.2%
Atlas America, Inc. (a)	14,800	689,680
Encore Acquisition Co. (a)	66,550	2,283,331
Energy Partners Ltd. (a)	38,300	971,671
Forest Oil Corp. (a)	26,200	1,144,416
Holly Corp.	31,600	1,820,160
KCS Energy, Inc. (a)	50,900	1,227,708
Petroleum Development Corp. (a)	27,800	933,524
Plains Exploration & Production Co. (a)	75,400	2,940,600
Vintage Petroleum, Inc.	41,600	2,158,624
Whiting Petroleum Corp. New (a)	30,000	1,216,500
World Fuel Services Corp.	49,802	1,588,684
		16,974,898

TOTAL ENERGY		23,352,414

FINANCIALS – 19.6%
Commercial Banks – 3.2%
Hanmi Financial Corp.	91,698	1,678,990
Nara Bancorp, Inc.	21,008	378,774
Oriental Financial Group, Inc.	60,200	747,684

See accompanying notes which are an integral part of the financial statements.

7 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Commercial Banks – continued
Sterling Financial Corp., Washington	43,190	$ 1,081,478
UCBH Holdings, Inc.	89,700	1,560,780
Wilshire Bancorp, Inc.	32,244	526,545
		5,974,251
Diversified Financial Services – 1.1%
EuroBancshares, Inc. (a)	56,979	593,721
Marlin Business Services Corp. (a)	60,619	1,424,547
		2,018,268
Insurance – 12.5%
AmerUs Group Co.	26,002	1,537,238
Aspen Insurance Holdings Ltd.	60,100	1,453,819
Berkshire Hathaway, Inc. Class A (a)	20	1,718,000
Fidelity National Financial, Inc.	83,600	3,131,656
Fidelity National Title Group, Inc. Class A	14,630	318,203
Hilb Rogal & Hobbs Co.	55,500	2,078,475
IPC Holdings Ltd.	17,539	461,802
LandAmerica Financial Group, Inc.	15,600	985,296
Montpelier Re Holdings Ltd.	84,963	1,707,756
Philadelphia Consolidated Holdings Corp. (a)	47,553	4,577,447
Protective Life Corp.	14,900	653,216
Reinsurance Group of America, Inc.	16,000	732,000
Scottish Re Group Ltd.	39,300	964,815
StanCorp Financial Group, Inc.	20,358	1,874,972
Universal American Financial Corp. (a)	65,128	963,894
		23,158,589
Real Estate 0.6%
Education Realty Trust, Inc.	38,434	595,727
Windrose Medical Properties Trust	32,200	487,830
		1,083,557
Thrifts & Mortgage Finance – 2.2%
Doral Financial Corp.	66,300	567,528
Farmer Mac Class C (non-vtg.)	37,500	975,000
NetBank, Inc.	46,733	365,452
R&G Financial Corp. Class B	82,447	807,981
Rainier Pacific Financial Group, Inc.	32,284	487,811
W Holding Co., Inc.	127,211	980,797
		4,184,569

TOTAL FINANCIALS		36,419,234

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

8

Common Stocks continued
	Shares	Value (Note 1)

HEALTH CARE – 19.5%
Health Care Equipment & Supplies – 4.1%
CONMED Corp. (a)	74,700	$1,791,306
Fisher Scientific International, Inc. (a)	67,564	3,817,366
Merit Medical Systems, Inc. (a)	99,000	1,180,080
Nutraceutical International Corp. (a)	63,194	833,535
		7,622,287
Health Care Providers & Services – 15.4%
Allied Healthcare International, Inc. (a)	267,044	1,626,298
American Dental Partners, Inc. (a)	8,219	174,243
AmSurg Corp. (a)	60,000	1,425,000
Apria Healthcare Group, Inc. (a)	99,100	2,286,237
Corvel Corp. (a)	17,401	382,474
Genesis HealthCare Corp. (a)	48,800	1,980,304
Humana, Inc. (a)	35,500	1,575,845
LifePoint Hospitals, Inc. (a)	58,700	2,295,170
Omnicare, Inc.	65,504	3,543,766
Pediatrix Medical Group, Inc. (a)	14,400	1,109,664
RehabCare Group, Inc. (a)	57,700	1,228,433
Renal Care Group, Inc. (a)	77,650	3,637,903
Sierra Health Services, Inc. (a)	43,100	3,232,500
Universal Health Services, Inc. Class B	36,400	1,715,896
WellChoice, Inc. (a)	29,500	2,231,675
		28,445,408

TOTAL HEALTH CARE		36,067,695

INDUSTRIALS – 11.7%
Aerospace & Defense – 3.1%
Alliant Techsystems, Inc. (a)	54,721	3,842,509
DRS Technologies, Inc.	39,700	1,955,622
		5,798,131
Air Freight & Logistics – 0.7%
Pacer International, Inc.	52,900	1,367,465
Commercial Services & Supplies – 5.0%
Corrections Corp. of America (a)	50,351	2,007,998
FTI Consulting, Inc. (a)	105,000	2,873,850
Intersections, Inc. (a)	29,500	396,775
PeopleSupport, Inc.	10,224	81,792

See accompanying notes which are an integral part of the financial statements.

9 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Commercial Services & Supplies – continued
SOURCECORP, Inc. (a)	88,824	$ 2,020,746
The Geo Group, Inc. (a)	87,388	1,908,554
		9,289,715
Construction & Engineering – 1.1%
URS Corp. (a)	50,700	2,049,801
Electrical Equipment – 0.6%
Genlyte Group, Inc. (a)	20,000	1,019,400
Road & Rail 0.1%
Universal Truckload Services, Inc.	6,552	132,023
Trading Companies & Distributors – 1.1%
BlueLinx Corp.	65,563	795,935
UAP Holding Corp.	63,500	1,212,850
		2,008,785

TOTAL INDUSTRIALS		21,665,320

INFORMATION TECHNOLOGY – 11.8%
Communications Equipment – 1.6%
Black Box Corp.	23,000	922,760
Plantronics, Inc.	65,300	1,949,205
		2,871,965
Electronic Equipment & Instruments – 1.9%
Global Imaging Systems, Inc. (a)	47,600	1,695,036
Measurement Specialties, Inc. (a)	68,600	1,638,854
SYNNEX Corp. (a)	11,200	198,352
		3,532,242
Internet Software & Services – 1.1%
Digital River, Inc. (a)	73,200	2,050,332
IT Services – 5.0%
Affiliated Computer Services, Inc. Class A (a)	27,782	1,503,284
Anteon International Corp. (a)	43,400	1,961,680
CACI International, Inc. Class A (a)	30,000	1,636,200
Computer Sciences Corp. (a)	42,700	2,188,375
SI International, Inc. (a)	25,725	742,681
The BISYS Group, Inc. (a)	102,000	1,293,360
		9,325,580
Semiconductors & Semiconductor Equipment – 0.1%
ESS Technology, Inc. (a)	64,368	186,024

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

10

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Software 2.1%
Blackbaud, Inc.	73,209	$ 1,054,210
EPIQ Systems, Inc. (a)	56,311	1,072,725
Pervasive Software, Inc. (a)	101,018	424,276
SERENA Software, Inc. (a)	59,154	1,294,881
		3,846,092

TOTAL INFORMATION TECHNOLOGY		21,812,235

MATERIALS 4.6%
Chemicals – 2.2%
OM Group, Inc. (a)	50,400	805,392
RPM International, Inc.	88,700	1,651,594
Spartech Corp.	84,326	1,599,664
		4,056,650
Containers & Packaging – 0.4%
Packaging Dynamics Corp.	82,620	841,072
Metals & Mining – 1.4%
Compania de Minas Buenaventura SA sponsored ADR	73,100	1,883,787
Olympic Steel, Inc. (a)	39,568	703,519
		2,587,306
Paper & Forest Products 0.6%
Schweitzer-Mauduit International, Inc.	45,500	1,102,010

TOTAL MATERIALS		8,587,038

TELECOMMUNICATION SERVICES – 0.3%
Diversified Telecommunication Services – 0.3%
Premiere Global Services, Inc. (a)	56,500	479,120
UTILITIES – 1.2%
Multi-Utilities – 1.2%
CMS Energy Corp. (a)	144,700	2,157,477
TOTAL COMMON STOCKS
(Cost $163,545,330)		184,189,015

See accompanying notes which are an integral part of the financial statements.

11 Semiannual Report

Investments (Unaudited) continued

Money Market Funds 2.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.92% (b)
(Cost $4,737,075)	4,737,075	$4,737,075
TOTAL INVESTMENT PORTFOLIO 101.9%
(Cost $168,282,405)		188,926,090

NET OTHER ASSETS – (1.9)%		(3,555,790)
NET ASSETS 100%		$185,370,300

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

12

Financial Statements

Statement of Assets and Liabilities
	October 31, 2005 (Unaudited)

Assets
Investment in securities, at value (cost $168,282,405)
See accompanying schedule		$188,926,090
Receivable for investments sold		1,109,575
Receivable for fund shares sold		528,843
Dividends receivable		28,884
Interest receivable		24,431
Other affiliated receivables		80
Other receivables		15,773
Total assets		190,633,676

Liabilities
Payable for investments purchased	$5,026,165
Payable for fund shares redeemed	62,048
Accrued management fee	91,945
Other affiliated payables	58,833
Other payables and accrued expenses	24,385
Total liabilities		5,263,376

Net Assets		$185,370,300
Net Assets consist of:
Paid in capital		$160,262,770
Accumulated net investment loss		(366,057)
Accumulated undistributed net realized gain (loss) on
investments		4,829,902
Net unrealized appreciation (depreciation) on
investments		20,643,685
Net Assets, for 11,491,792 shares outstanding		$185,370,300
Net Asset Value, offering price and redemption price per
share ($185,370,300 ÷ 11,491,792 shares)		$16.13

See accompanying notes which are an integral part of the financial statements.

13 Semiannual Report

Financial Statements continued

Statement of Operations
	Six months ended October 31, 2005 (Unaudited)

Investment Income
Dividends		$479,820
Interest		77,366
Security lending		5,383
Total income		562,569

Expenses
Management fee
Basic fee	$608,363
Performance adjustment	(89,541)
Transfer agent fees	296,907
Accounting and security lending fees	32,480
Independent trustees’ compensation	360
Custodian fees and expenses	9,087
Registration fees	21,165
Audit	20,157
Legal	153
Miscellaneous	1,546
Total expenses before reductions	900,677
Expense reductions	(35,731)	864,946

Net investment income (loss)		(302,377)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities		5,180,758
Change in net unrealized appreciation (depreciation) on
investment securities		15,019,752
Net gain (loss)		20,200,510
Net increase (decrease) in net assets resulting from
operations		$19,898,133

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

14

Statement of Changes in Net Assets
	Six months ended	Year ended
	October 31, 2005	April 30,
	(Unaudited)	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(302,377)	$331,171
Net realized gain (loss)	5,180,758	7,484,571
Change in net unrealized appreciation (depreciation) .	15,019,752	(6,643,014)
Net increase (decrease) in net assets resulting
from operations	19,898,133	1,172,728
Distributions to shareholders from net investment income .	(388,794)	—
Distributions to shareholders from net realized gain	(4,956,831)	—
Total distributions	(5,345,625)	—
Share transactions
Proceeds from sales of shares	44,054,882	75,530,799
Reinvestment of distributions	5,341,896	—
Cost of shares redeemed	(19,455,321)	(27,685,373)
Net increase (decrease) in net assets resulting from
share transactions	29,941,457	47,845,426
Redemption fees	33,415	48,099
Total increase (decrease) in net assets	44,527,380	49,066,253

Net Assets
Beginning of period	140,842,920	91,776,667
End of period (including accumulated net investment
loss of $366,057 and undistributed net investment
income of $331,171, respectively)	$185,370,300	$140,842,920

Other Information
Shares
Sold	2,735,389	5,009,066
Issued in reinvestment of distributions	355,179	—
Redeemed	(1,214,553)	(1,867,560)
Net increase (decrease)	1,876,015	3,141,506

See accompanying notes which are an integral part of the financial statements.

15 Semiannual Report

Financial Highlights
	Six months ended
	October 31, 2005	Years ended April 30,
	(Unaudited)	2005	2004	2003	2002	2001F
Selected Per Share Data
Net asset value,
beginning of period	$ 14.65	$ 14.18	$ 10.36	$13.95	$ 11.41	$10.00
Income from Investment
Operations
Net investment income
(loss)D	(.03)	.04E	(.08)	(.05)	(.06)	(.01)
Net realized and unreal
ized gain (loss)	2.06	.42	3.90	(3.26)	2.63	1.40
Total from investment
operations	2.03	.46	3.82	(3.31)	2.57	1.39
Distributions from net
investment income	(.04)	—	—	—	—	—
Distributions from net
realized gain	(.51)	—	—	(.29)	(.06)	—
Total distributions	(.55)	—	—	(.29)	(.06)	—
Redemption fees added to
paid in capitalD	—H	.01	—H	.01	.03	.02
Net asset value, end of
period	$ 16.13	$ 14.65	$ 14.18	$10.36	$ 13.95	$11.41
Total ReturnB,C	14.13%	3.31%	36.87%	(24.06)%	22.87%	14.10%
Ratios to Average Net AssetsG
Expenses before expense
reductions	1.07%A	1.16%	1.45%	1.71%	1.91%	7.54%A
Expenses net of voluntary
waivers, if any	1.05%A	1.05%	1.05%	1.05%	1.05%	1.05%A
Expenses net of all
reductions	1.02%A	1.00%	.99%	.86%	.92%	.93%A
Net investment income
(loss)	(.36)%A	.29%E	(.63)%	(.49)%	(.48)%	(.15)%A
Supplemental Data
Net assets, end of period
(000 omitted)	$185,370	$140,843	$91,777	$51,469	$57,579	$5,708
Portfolio turnover rate	60%A	94%	151%	242%	338%	820%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects special dividends which amounted to $.11 per share. Excluding these special dividends, the ratio of net investment income to average net assets would have been (.49)%.
F For the period September 26, 2000 (commencement of operations) to April 30, 2001.
G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

16

Notes to Financial Statements

For the period ended October 31, 2005 (Unaudited)

1. Significant Accounting Policies.

Fidelity Small Cap Retirement Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

17 Semiannual Report

Notes to Financial Statements (Unaudited) continued

1. Significant Accounting Policies continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Distributions are recorded on the ex dividend date. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to short term capital gains and losses deferred due to wash sales.

The federal tax cost of investments and unrealized appreciation (depreciation) as of period end were as follows:

Unrealized appreciation	$30,911,107
Unrealized depreciation	(10,661,873)
Net unrealized appreciation (depreciation)	$20,249,234
Cost for federal income tax purposes	$168,676,856

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18

1. Significant Accounting Policies continued

Short Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $74,425,130 and $49,140,333, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of .20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund’s relative investment performance as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .61% of the fund’s average net assets.

19 Semiannual Report

Notes to Financial Statements (Unaudited) continued

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .35% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $81,404 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,374 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Semiannual Report

20

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and ex penses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse the fund to the extent annual operating expenses exceeded 1.05% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund’s expenses by $14,551.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $16,558 for the period. In addition, through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and transfer agent expenses by $4 and $4,618, respectively.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

21 Semiannual Report

Distributions

The Board of Trustees of Fidelity Small Cap Retirement fund voted to pay on Decem-ber 5, 2005, to shareholders of record at the opening of business on December 2, 2005, a distribution of $0.39 per share derived from capital gains realized from sales of portfolio securities.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Semiannual Report

22

Proxy Voting Results

A special meeting of each fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	18,240,248,322.53	96.150
Withheld	730,313,302.58	3.850
TOTAL	18,970,561,625.11	100.000
Albert R. Gamper, Jr.B
Affirmative	18,204,838,072.06	95.964
Withheld	765,723,553.05	4.036
TOTAL	18,970,561,625.11	100.000
Robert M. Gates
Affirmative	18,191,748,681.13	95.895
Withheld	778,812,943.98	4.105
TOTAL	18,970,561,625.11	100.000
George H. Heilmeier
Affirmative	18,193,638,757.60	95.905
Withheld	776,922,867.51	4.095
TOTAL	18,970,561,625.11	100.000
Abigail P. Johnson
Affirmative	18,103,320,241.78	95.428
Withheld	867,241,383.33	4.572
TOTAL	18,970,561,625.11	100.000
Edward C. Johnson 3d
Affirmative	18,055,585,171.13	95.177
Withheld	914,976,453.98	4.823
TOTAL	18,970,561,625.11	100.000
Stephen P. Jonas
Affirmative	18,188,419,716.35	95.877
Withheld	782,141,908.76	4.123
TOTAL	18,970,561,625.11	100.000
Marie L. Knowles
Affirmative	18,208,650,664.29	95.984
Withheld	761,910,960.82	4.016
TOTAL	18,970,561,625.11	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	18,224,936,039.64	96.070
Withheld	745,625,585.47	3.930
TOTAL	18,970,561,625.11	100.000

Marvin L. Mann
Affirmative	18,146,216,753.93	95.655
Withheld	824,344,871.18	4.345
TOTAL	18,970,561,625.11	100.000

William O. McCoy
Affirmative	18,164,580,135.79	95.751
Withheld	805,981,489.32	4.249
TOTAL	18,970,561,625.11	100.000

Robert L. Reynolds
Affirmative	18,197,448,372.22	95.925
Withheld	773,113,252.89	4.075
TOTAL	18,970,561,625.11	100.000

Cornelia M. Small
Affirmative	18,214,122,413.76	96.013
Withheld	756,439,211.35	3.987
TOTAL	18,970,561,625.11	100.000

William S. Stavropoulos
Affirmative	18,186,563,509.46	95.867
Withheld	783,998,115.65	4.133
TOTAL	18,970,561,625.11	100.000

Kenneth L. Wolfe
Affirmative	18,211,332,412.92	95.998
Withheld	759,229,212.19	4.002
TOTAL	18,970,561,625.11	100.000

A Denotes trust-wide proposals and voting results.

B Effective on or about January 1, 2006.

23 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Retirement Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Semiannual Report

24

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

25 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one and three year periods ended December 31, 2004, the fund’s returns, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Semiannual Report

26

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the third quartile for the one and three year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time. The Board discussed with FMR actions to be taken by FMR to improve the fund’s disappointing performance.

The Board also considered that the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s invest ment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incen tive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the

27 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked and the impact of the fund’s performance adjustment, is also included in the chart and considered by the Board.

Semiannual Report

28

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund’s negative performance adjustment on the fund’s management fee ranking.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund’s total expenses, the Board considered the fund’s management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund’s negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

29 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the fund’s total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or

Semiannual Report

30

expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

31 Semiannual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

SMR-USAN-1205 1.784865.102

Fidelity® Small Cap Stock Fund

Semiannual Report October 31, 2005

Contents

Chairman’s Message	3	Ned Johnson’s message to shareholders.
Shareholder Expense	4	An example of shareholder expenses.
Example
Investment Changes	5	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	6	A complete list of the fund’s investments
		with their market values.
Financial Statements	19	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	23	Notes to the financial statements.
Distributions	29
Proxy Voting Results	30
Board Approval of	31
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general informa tion of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quar ters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

2

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund compa nies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confi dent we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

3 Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	May 1, 2005
	May 1, 2005	October 31, 2005	to October 31, 2005
Actual	$1,000.00	$1,110.40	$5.16
Hypothetical (5% return per year
before expenses)	$1,000.00	$1,020.32	$4.94

* Expenses are equal to the Fund’s annualized expense ratio of .97%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Semiannual Report

4

Investment Changes

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
American Healthways, Inc.	2.4	2.5
Cerner Corp.	2.1	3.8
Arrow Electronics, Inc.	2.0	1.9
Ingram Micro, Inc. Class A	1.6	1.8
Per Se Technologies, Inc.	1.3	1.0
Foot Locker, Inc.	1.3	3.3
Tele Atlas NV	1.3	0.4
Owens Illinois, Inc.	1.2	1.3
BE Aerospace, Inc.	1.2	0.8
Penn National Gaming, Inc.	1.2	0.5
	15.6
Top Five Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	26.1	24.3
Consumer Discretionary	19.0	18.0
Health Care	17.6	22.0
Industrials	16.3	20.0
Financials	8.4	6.2

5 Semiannual Report

Investments October 31, 2005 (Unaudited)
Showing Percentage of Net Assets

Common Stocks 92.9%
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 19.0%
Auto Components 0.5%
Amerigon, Inc. (a)(e)	1,144,424	$6,752
Midas, Inc. (a)	728,900	14,257
		21,009
Diversified Consumer Services – 0.9%
Bright Horizons Family Solutions, Inc. (a)	131,958	5,274
Carriage Services, Inc. Class A (a)(e)	1,113,800	6,727
Laureate Education, Inc. (a)	275,000	13,585
Service Corp. International (SCI)	1,264,000	10,580
		36,166
Hotels, Restaurants & Leisure 3.2%
Buffalo Wild Wings, Inc. (a)	374,871	10,286
Domino’s Pizza UK & IRL PLC	1,826,921	9,542
Friendly Ice Cream Corp. (a)	324,500	3,239
Paddy Power PLC (Ireland)	800,000	13,522
Penn National Gaming, Inc. (a)	1,636,648	48,363
Sportingbet PLC	3,384,400	17,646
Steak n Shake Co. (a)	835,700	15,394
WMS Industries, Inc. (a)	600,000	15,078
		133,070
Household Durables – 1.1%
Fourlis Holdings SA	1,299,600	11,497
Interface, Inc. Class A (a)	1,573,821	12,150
Lifetime Brands, Inc. (e)	1,050,140	24,552
		48,199
Internet & Catalog Retail 0.5%
Blue Nile, Inc. (a)(d)	527,500	18,921
Insight Enterprises, Inc. (a)	165,600	3,398
		22,319
Leisure Equipment & Products – 1.4%
Jumbo SA (a)	1,450,000	15,818
Polaris Industries, Inc.	349,600	15,763
RC2 Corp. (a)	740,863	25,915
		57,496
Media – 2.3%
Cumulus Media, Inc. Class A (a)	911,261	11,081
Harris Interactive, Inc. (a)	2,430,100	10,134
Maiden Group PLC	250,000	604
Modern Times Group AB (MTG) (B Shares) (a)	751,350	28,736
See accompanying notes which are an integral part of the financial statements.

Semiannual Report	6

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Media – continued
Salem Communications Corp. Class A (a)	905,841	$16,957
Spanish Broadcasting System, Inc. Class A (a)	1,499,934	9,150
The Reader’s Digest Association, Inc. (non-vtg.)	178,900	2,741
Trader Classified Media NV (A Shares)	946,150	14,552
		93,955
Multiline Retail – 0.1%
Gifi (d)	106,150	3,347
Specialty Retail – 7.4%
Big 5 Sporting Goods Corp.	925,100	20,519
Carphone Warehouse Group PLC	4,250,000	14,748
Deb Shops, Inc.	132,300	3,346
Dress Barn, Inc. (a)	649,900	17,268
Eddie Bauer Holdings, Inc. (a)	449,800	10,683
Fielmann AG	230,000	15,702
Foot Locker, Inc.	2,785,300	54,146
Gamestop Corp.:
Class A (a)	365,292	12,961
Class B (a)	193,800	6,267
Guitar Center, Inc. (a)	97,200	5,065
JD Group Ltd.	1,819,800	19,459
Kesa Electricals PLC	1,400,000	5,949
La Senza Corp. (sub. vtg.)	844,100	12,972
New York & Co., Inc.	849,700	11,471
RONA, Inc. (a)	2,079,400	38,630
The Children’s Place Retail Stores, Inc. (a)	452,000	19,404
The Game Group PLC	406,400	617
The Men’s Wearhouse, Inc. (a)	900,100	22,232
The Pep Boys – Manny, Moe & Jack	1,099,400	15,172
		306,611
Textiles, Apparel & Luxury Goods – 1.6%
Ashworth, Inc. (a)	197,300	1,387
Carter’s, Inc. (a)	550,000	34,733
Gildan Activewear, Inc. Class A (a)	425,100	14,866
Reebok International Ltd.	115,500	6,589
Ted Baker PLC	1,372,100	9,923
		67,498

TOTAL CONSUMER DISCRETIONARY		789,670

See accompanying notes which are an integral part of the financial statements.

7 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER STAPLES 1.0%
Food Products 0.7%
Corn Products International, Inc.	575,000	$13,691
Global Bio-Chem Technology Group Co. Ltd.	11,876,000	4,711
Global Bio-Chem Technology Group Co. Ltd. warrants
5/31/07 (a)	1,750,000	11
Richmond Foods PLC	1,100,000	9,981
		28,394
Personal Products 0.3%
NBTY, Inc. (a)	625,000	12,506

TOTAL CONSUMER STAPLES		40,900

ENERGY 2.1%
Energy Equipment & Services – 0.3%
Maverick Tube Corp. (a)(d)	365,900	11,328
Oil, Gas & Consumable Fuels – 1.8%
Forest Oil Corp. (a)	347,800	15,192
Frontier Oil Corp.	250,000	9,220
Gastar Exploration Ltd. (a)	883,600	2,993
Gastar Exploration Ltd. (a)(f)	2,264,411	7,669
Holly Corp.	190,800	10,990
Plains Exploration & Production Co. (a)	454,700	17,733
Range Resources Corp.	316,800	11,307
		75,104

TOTAL ENERGY		86,432

FINANCIALS – 8.4%
Capital Markets 0.5%
optionsXpress Holdings, Inc.	54,600	1,030
TradeStation Group, Inc. (a)	1,818,587	18,149
		19,179
Commercial Banks – 4.6%
Cathay General Bancorp	703,453	27,428
Center Financial Corp., California	696,844	17,658
East West Bancorp, Inc.	490,705	18,789
Hanmi Financial Corp.	1,102,666	20,190
Nara Bancorp, Inc.	766,723	13,824
Preferred Bank, Los Angeles California	44,425	1,901
PrivateBancorp, Inc.	301,116	10,229

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

8

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Commercial Banks – continued
SVB Financial Group (a)	670,000	$33,306
Texas Capital Bancshares, Inc. (a)	1,147,698	24,572
UCBH Holdings, Inc.	633,094	11,016
Wintrust Financial Corp.	226,250	12,145
		191,058
Diversified Financial Services – 0.3%
NETeller PLC (a)	1,166,800	14,233
Insurance – 2.4%
Aspen Insurance Holdings Ltd.	400,000	9,676
Endurance Specialty Holdings Ltd.	776,200	25,739
Montpelier Re Holdings Ltd.	894,000	17,969
Platinum Underwriters Holdings Ltd.	749,300	21,348
United America Indemnity Ltd. Class A (a)	561,889	10,805
USI Holdings Corp. (a)	1,124,531	14,788
		100,325
Real Estate 0.4%
Pennsylvania Real Estate Investment Trust (SBI)	425,000	16,363
Thrifts & Mortgage Finance – 0.2%
W Holding Co., Inc.	1,140,648	8,794

TOTAL FINANCIALS		349,952

HEALTH CARE – 17.4%
Biotechnology – 1.3%
ImmunoGen, Inc. (a)	578,300	3,238
Myriad Genetics, Inc. (a)	918,100	17,793
ONYX Pharmaceuticals, Inc. (a)	500,000	12,845
Serologicals Corp. (a)	985,243	19,193
		53,069
Health Care Equipment & Supplies – 5.0%
Abaxis, Inc. (a)	684,200	11,768
Aspect Medical Systems, Inc. (a)	931,400	30,382
Axis Shield PLC (a)	2,000,000	11,225
BioLase Technology, Inc. (a)(d)	1,013,000	6,767
Cholestech Corp. (a)(e)	1,346,100	11,576
Cytyc Corp. (a)	511,000	12,954
Dionex Corp. (a)	475,000	23,004
DJ Orthopedics, Inc. (a)	827,600	24,067
NeuroMetrix, Inc. (a)	42,700	1,590

See accompanying notes which are an integral part of the financial statements.

9 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Equipment & Supplies – continued
Nutraceutical International Corp. (a)(e)	713,100	$9,406
Regeneration Technologies, Inc. (a)(e)	1,817,700	13,142
ResMed, Inc. (a)	1,083,100	41,299
Respironics, Inc. (a)	343,350	12,316
		209,496
Health Care Providers & Services – 10.3%
Air Methods Corp. (a)	496,917	5,779
Allscripts Healthcare Solutions, Inc. (a)	675,000	10,800
America Service Group, Inc. (a)(e)	787,139	12,146
American Healthways, Inc. (a)(e)	2,483,710	100,734
Cerner Corp. (a)(d)	1,006,244	84,977
Corporacion Dermoestetica SA	31,475	355
Covance, Inc. (a)	617,100	30,022
DaVita, Inc. (a)	376,700	18,526
Emdeon Corp. (a)	999,600	9,196
ICON PLC sponsored ADR (a)	365,900	14,720
Per-Se Technologies, Inc. (a)(e)	2,499,400	55,562
Phase Forward, Inc. (a)(e)	3,308,515	36,129
Psychiatric Solutions, Inc. (a)	226,100	12,368
Rural/Metro Corp. (a)	529,149	5,022
Sunrise Senior Living, Inc. (a)(d)	910,800	29,455
		425,791
Pharmaceuticals – 0.8%
Atherogenics, Inc. (a)	363,400	5,451
Connetics Corp. (a)	1,425,900	18,594
Salix Pharmaceuticals Ltd. (a)	500,200	8,974
		33,019

TOTAL HEALTH CARE		721,375

INDUSTRIALS – 16.3%
Aerospace & Defense – 2.2%
AAR Corp. (a)	1,045,300	16,652
BE Aerospace, Inc. (a)	2,668,411	48,378
CAE, Inc.	2,345,000	16,004
Kaman Corp. Class A	444,879	10,424
		91,458
Air Freight & Logistics – 0.9%
EGL, Inc. (a)	460,273	12,901

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Air Freight & Logistics – continued
Hub Group, Inc. Class A (a)	390,886	$14,217
Pacer International, Inc.	360,355	9,315
		36,433
Building Products 0.5%
Pfleiderer AG (a)	375,100	6,835
Quixote Corp. (e)	622,952	12,590
		19,425
Commercial Services & Supplies – 4.8%
CeWe Color Holding AG	237,000	12,557
Consolidated Graphics, Inc. (a)	258,500	10,079
Corrections Corp. of America (a)	676,000	26,959
CRA International, Inc. (a)	289,037	12,793
Datamonitor PLC (e)	5,633,595	22,491
G&K Services, Inc. Class A	377,468	14,302
Kforce, Inc. (a)	1,144,100	12,356
Knoll, Inc.	619,056	9,862
Medialink Worldwide, Inc. (a)(d)(e)	602,200	1,716
Providence Service Corp. (a)(e)	717,400	22,146
RemedyTemp, Inc. Class A (a)	81,444	590
Team, Inc. (a)	71,500	1,816
Tele Atlas NV (a)(d)	1,869,500	51,993
		199,660
Construction & Engineering – 1.7%
Comfort Systems USA, Inc. (a)(e)	2,737,600	23,270
EMCOR Group, Inc. (a)	2,200	134
Granite Construction, Inc.	429,200	14,640
Perini Corp. (a)	793,400	16,169
URS Corp. (a)	380,700	15,392
		69,605
Electrical Equipment – 1.0%
A.O. Smith Corp.	569,900	18,453
SolarWorld AG	98,710	13,338
Solon AG Fuer Solartechnik (a)	145,159	4,333
XP Power PLC (e)	1,000,000	6,108
		42,232
Industrial Conglomerates – 0.3%
Carlisle Companies, Inc.	175,100	11,677

See accompanying notes which are an integral part of the financial statements.

11 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Machinery – 1.8%
Bucyrus International, Inc. Class A	95,060	$3,950
Deutz AG (a)(d)	575,178	2,606
Manitowoc Co., Inc.	624,500	33,230
Wabtec Corp.	1,211,100	32,942
Watts Water Technologies, Inc. Class A	150,000	4,164
		76,892
Marine – 0.3%
Alexander & Baldwin, Inc.	245,211	12,001
Road & Rail 0.4%
Landstar System, Inc.	412,773	15,900
Trading Companies & Distributors – 1.9%
MSC Industrial Direct Co., Inc. Class A	735,400	28,078
UAP Holding Corp.	600,000	11,460
WESCO International, Inc. (a)	999,600	39,734
		79,272
Transportation Infrastructure 0.5%
Brisa Auto-Estradas de Portugal SA	2,554,000	20,207

TOTAL INDUSTRIALS		674,762

INFORMATION TECHNOLOGY – 26.1%
Communications Equipment – 1.3%
COM DEV International Ltd. (a)(d)	2,566,500	4,455
CSR PLC (a)	1,200,000	15,286
Dycom Industries, Inc. (a)	125,100	2,493
MasTec, Inc. (a)	1,499,100	15,276
Oplink Communications, Inc. (a)	6,019,416	9,631
Sierra Wireless, Inc. (a)	187,000	2,055
Symmetricom, Inc. (a)	500,000	3,985
		53,181
Computers & Peripherals – 1.3%
Avid Technology, Inc. (a)	390,000	19,200
iCAD, Inc. (a)	551,640	800
Mobility Electronics, Inc. (a)(e)	1,871,547	16,900
UNOVA, Inc. (a)	570,231	17,677
		54,577
Electronic Equipment & Instruments – 8.8%
Arrow Electronics, Inc. (a)	2,761,400	81,489

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Electronic Equipment & Instruments – continued
Avnet, Inc. (a)	845,204	$19,482
AVX Corp.	790,800	9,790
Bell Microproducts, Inc. (a)(e)	1,982,354	13,658
Cogent, Inc. (a)	500,000	13,275
FARO Technologies, Inc. (a)	699,700	14,526
Ingram Micro, Inc. Class A (a)	3,578,050	64,763
KEMET Corp. (a)	1,411,272	9,766
Kingboard Chemical Holdings Ltd.	8,566,900	18,124
PC Connection, Inc. (a)(e)	1,500,857	8,690
SYNNEX Corp. (a)	1,042,800	18,468
Tech Data Corp. (a)	497,461	17,232
Trimble Navigation Ltd. (a)	704,100	20,327
TTM Technologies, Inc. (a)(e)	2,305,164	18,418
Vishay Intertechnology, Inc. (a)	1,100,000	12,474
Xyratex Ltd. (a)(e)	1,659,950	22,476
		362,958
Internet Software & Services – 2.3%
Bankrate, Inc. (a)(d)	350,000	9,356
Digital River, Inc. (a)(e)	1,719,058	48,151
Digitas, Inc. (a)	1,272,291	13,741
ValueClick, Inc. (a)	700,000	12,250
Websense, Inc. (a)	190,365	11,247
		94,745
IT Services – 2.7%
Anteon International Corp. (a)	332,600	15,034
BearingPoint, Inc. (a)	1,647,600	11,566
Computer Horizons Corp. (a)(d)	160,000	666
Lionbridge Technologies, Inc. (a)(e)	4,926,718	33,354
Ness Technologies, Inc. (a)	1,731,232	15,737
Safeguard Scientifics, Inc. (a)	475,000	713
Sapient Corp. (a)	3,200,477	16,610
SI International, Inc. (a)(e)	668,137	19,289
		112,969
Office Electronics – 0.3%
Zebra Technologies Corp. Class A (a)	300,000	12,933
Semiconductors & Semiconductor Equipment – 4.1%
California Micro Devices Corp. (a)(e)	1,281,200	11,620
FormFactor, Inc. (a)	927,723	22,841
Integrated Device Technology, Inc. (a)	1,000,000	9,880

See accompanying notes which are an integral part of the financial statements.

13 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Intersil Corp. Class A	630,300	$14,346
Kontron AG (a)	1,155,000	8,446
MKS Instruments, Inc. (a)	700,000	13,209
ON Semiconductor Corp. (a)	2,664,700	12,364
Silicon Laboratories, Inc. (a)	606,500	19,511
Silicon On Insulator Technologies SA (SOITEC) (a)(d)	900,000	13,475
SiRF Technology Holdings, Inc. (a)	848,044	21,871
STATS ChipPAC Ltd. sponsored ADR (a)	1,999,870	11,219
Tessera Technologies, Inc. (a)	475,000	13,253
		172,035
Software 5.3%
Agile Software Corp. (a)	1,750,246	12,427
Ansoft Corp. (a)(e)	1,174,239	37,576
Bottomline Technologies, Inc. (a)	1,106,218	13,994
Cognos, Inc. (a)	600,000	22,374
DATATRAK International, Inc. (a)(d)(e)	1,018,383	10,153
Fundtech Ltd. (a)(e)	1,450,800	14,537
Hyperion Solutions Corp. (a)	424,900	20,548
JDA Software Group, Inc. (a)	899,726	14,549
Macrovision Corp. (a)	600,000	11,304
Moldflow Corp. (a)(e)	666,116	9,739
MSC.Software Corp. (a)(d)	1,298,000	18,821
NAVTEQ Corp. (a)	525,000	20,538
Net 1 UEPS Technologies, Inc. (a)	10,900	228
Plato Learning, Inc. (a)(e)	1,692,694	11,984
Visual Networks, Inc. (a)	1,330,691	1,663
		220,435

TOTAL INFORMATION TECHNOLOGY		1,083,833

MATERIALS 2.5%
Chemicals – 0.7%
Albemarle Corp.	448,300	15,731
PolyOne Corp. (a)	1,440,300	8,311
Spartech Corp.	200,000	3,794
		27,836

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Construction Materials 0.2%
Martin Marietta Materials, Inc.	121,000	$9,548
U.S. Concrete, Inc. (a)	121,127	739
		10,287
Containers & Packaging – 1.6%
Myers Industries, Inc.	1,495,704	17,081
Owens Illinois, Inc. (a)	2,618,723	49,860
		66,941

TOTAL MATERIALS		105,064

TELECOMMUNICATION SERVICES – 0.1%
Diversified Telecommunication Services – 0.1%
New Skies Satellites Holdings Ltd.	150,000	3,374
TOTAL COMMON STOCKS
(Cost $3,371,776)		3,855,362

Preferred Stocks 0.2%

Convertible Preferred Stocks 0.2%

HEALTH CARE – 0.2%
Biotechnology – 0.0%
Lifelink Monitoring Corp. Series A (a)(f)	1,421,380	0
Health Care Providers & Services – 0.2%
LifeMasters Supported SelfCare, Inc. Series F (f)	461,818	6,059

TOTAL CONVERTIBLE PREFERRED STOCKS		6,059
Nonconvertible Preferred Stocks 0.0%

HEALTH CARE – 0.0%
Biotechnology – 0.0%
GeneProt, Inc. Series A (a)(f)	43,000	0
TOTAL PREFERRED STOCKS
(Cost $11,345)		6,059

See accompanying notes which are an integral part of the financial statements.

15 Semiannual Report

Investments (Unaudited) continued

Money Market Funds 11.7%
	Shares	Value (Note 1)
		(000s)
Fidelity Cash Central Fund, 3.92% (b)	353,753,240	$353,753
Fidelity Securities Lending Cash Central Fund,
3.94% (b)(c)	132,650,108	132,650
TOTAL MONEY MARKET FUNDS
(Cost $486,403)		486,403
TOTAL INVESTMENT PORTFOLIO 104.8%
(Cost $3,869,524)		4,347,824

NET OTHER ASSETS – (4.8)%		(197,830)
NET ASSETS 100%		$4,149,994

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Affiliated company

(f) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $13,728,000
or 0.3% of net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Gastar
Exploration Ltd.	6/13/05	$6,000
GeneProt, Inc.
Series A	7/7/00	$237

Lifelink	11/28/00
Monitoring Corp.
Series A	11/14/02	$6,012
LifeMasters
Supported
SelfCare, Inc.
Series F	6/24/02	$5,100

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	83.4%
United Kingdom	3.3%
Canada	2.9%
Bermuda	2.3%
Netherlands	1.7%
Germany	1.5%
Others (individually less than 1%) .	4.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Semiannual Report 16

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund’s Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

	Value,				Value,
Affiliate	beginning of		Sales	Dividend	end of
(Amounts in thousands)	period	Purchases	Proceeds	Income	period
A.O. Smith Corp.	$43,625	$—	$29,753	$225	$—
Air Methods Corp.	6,663	—	4,974	—	—
America Service
Group, Inc.	14,792	3,197	1,033	—	12,146
American Healthways,
Inc.	100,897	30,714	40,143	—	100,734
Amerigon, Inc.	4,508	253	—	—	6,752
Ansoft Corp.	18,366	11,097	—	—	37,576
Baldor Electric Co.	53,679	—	53,047	502
Bell Microproducts, Inc.	15,859	—	—	—	13,658
Bottomline
Technologies, Inc.	20,109	—	5,094	—	—
California Micro
Devices Corp.	4,035	5,080	1,191	—	11,620
Carriage Services, Inc.
Class A	3,839	2,928	—	—	6,727
Cerner Corp.	150,409	—	119,212
Cholestech Corp	13,838	—	—	—	11,576
Collegiate Pacific, Inc.	5,036	—	5,737	7	—
COM DEV
International Ltd.	6,573	—	1,113	—	—
Comfort Systems USA,
Inc.	18,832	655	—	—	23,270
Computer Horizons
Corp.	9,112	—	10,256	—	—
Datamonitor PLC	17,707	246	—	219	22,491
DATATRAK
International, Inc.	8,800	1,672	—	—	10,153
Digital River, Inc.	14,455	34,047	—	—	48,151
Dynamex, Inc.	14,658	—	12,545	—	—
EVCI Career Colleges,
Inc.	6,983	—	3,168	—	—
Famous Dave’s of
America, Inc.	11,340	—	11,496	—	—
Fundtech Ltd.	13,237	1,277	—	—	14,537
HealthTronics Surgical
Services, Inc.	24,169	—	20,046	—	—
Intelligroup, Inc	2,043	—	1,911	—	—
KEMET Corp.	33,198	—	27,911	—	—
Lifetime Brands, Inc.	—	14,824	934	36	24,552

See accompanying notes which are an integral part of the financial statements.

17 Semiannual Report

Investments (Unaudited) continued

	Value,				Value,
Affiliate	beginning of		Sales	Dividend	end of
(Amounts in thousands)	period	Purchases	Proceeds	Income	period
Lionbridge
Technologies, Inc.	$ 19,874	$8,573	$4,583	$—	$33,354
Medialink Worldwide,
Inc.	2,210	—	—	—	1,716
Midas, Inc.	17,488	—	1,837	—	—
Mobility Electronics, Inc.	12,581	3,739	1,723		16,900
Moldflow Corp.	8,513	—	—	—	9,739
MSC.Software Corp. .	16,968	—	4,178	—	—
Nutraceutical
International Corp. .	8,201	749	—	—	9,406
Patientline PLC	13,459	—	6,748	—	—
PC Connection, Inc.	7,241	1,291	—	—	8,690
Per Se Technologies,
Inc.	40,640	8,460	10,372	—	55,562
Phase Forward, Inc. .	16,244	3,240	—	—	36,129
Plato Learning, Inc.	12,407	—	—	—	11,984
Priority Healthcare
Corp. Class B	99,379	—	113,474	—	—
Providence Service
Corp.	20,405	—	2,037	—	22,146
Quixote Corp.	11,397	1,196	—	106	12,590
Regeneration
Technologies, Inc.	13,779	2,197	—	—	13,142
SI International, Inc.	8,590	8,514	—	—	19,289
The Pep Boys Manny,
Moe & Jack	82,242	14,771	74,944	250	—
TTM Technologies, Inc.	20,770	—	—	—	18,418
Visual Networks, Inc. .	3,152	—	1,423	—	—
XP Power PLC	7,725	—	—	125	6,108
Xyratex Ltd.	15,345	10,484	—	—	22,476
Total	$ 1,095,372	$169,204	$570,883	$1,470	$641,592

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

18

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)	October 31, 2005 (Unaudited)

Assets
Investment in securities, at value (including securities
loaned of $131,002) (cost $3,869,524) See
accompanying schedule		$4,347,824
Foreign currency held at value (cost $4,218)		4,218
Receivable for investments sold		64,451
Receivable for fund shares sold		4,765
Dividends receivable		551
Interest receivable		861
Other affiliated receivables		3
Other receivables		864
Total assets		4,423,537

Liabilities
Payable for investments purchased	$132,357
Payable for fund shares redeemed	5,059
Accrued management fee	2,272
Other affiliated payables	944
Other payables and accrued expenses	261
Collateral on securities loaned, at value	132,650
Total liabilities		273,543

Net Assets		$4,149,994
Net Assets consist of:
Paid in capital		$3,532,209
Accumulated net investment loss		(2,715)
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		142,191
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		478,309
Net Assets, for 231,405 shares outstanding		$4,149,994
Net Asset Value, offering price and redemption price per
share ($4,149,994 ÷ 231,405 shares)		$17.93

See accompanying notes which are an integral part of the financial statements.

19 Semiannual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Six months ended October 31, 2005 (Unaudited)

Investment Income
Dividends (including $1,470 received from affiliated
issuers)		$12,533
Interest		1,602
Security lending		2,824
Total income		16,959

Expenses
Management fee
Basic fee	$15,038
Performance adjustment	(758)
Transfer agent fees	5,089
Accounting and security lending fees	523
Independent trustees’ compensation	9
Custodian fees and expenses	172
Registration fees	36
Audit	31
Legal	7
Miscellaneous	183
Total expenses before reductions	20,330
Expense reductions	(424)	19,906

Net investment income (loss)		(2,947)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of
$35,114 from affiliated issuers)	157,796
Foreign currency transactions	20
Total net realized gain (loss)		157,816
Change in net unrealized appreciation (depreciation) on:
Investment securities	274,338
Assets and liabilities in foreign currencies	20
Total change in net unrealized appreciation
(depreciation)		274,358
Net gain (loss)		432,174
Net increase (decrease) in net assets resulting from
operations		$429,227

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

20

Statement of Changes in Net Assets
	Six months ended	Year ended
	October 31, 2005	April 30,
Amounts in thousands	(Unaudited)	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,947)	$(8,557)
Net realized gain (loss)	157,816	306,144
Change in net unrealized appreciation (depreciation) .	274,358	(155,919)
Net increase (decrease) in net assets resulting
from operations	429,227	141,668
Distributions to shareholders from net realized gain	(143,635)	(273,944)
Share transactions
Proceeds from sales of shares	357,378	1,659,700
Reinvestment of distributions	139,896	265,060
Cost of shares redeemed	(627,087)	(1,118,813)
Net increase (decrease) in net assets resulting from
share transactions	(129,813)	805,947
Redemption fees	268	1,190
Total increase (decrease) in net assets	156,047	674,861

Net Assets
Beginning of period	3,993,947	3,319,086
End of period (including accumulated net investment
loss of $2,715 and undistributed net investment
income of $232, respectively)	$4,149,994	$3,993,947

Other Information
Shares
Sold	20,019	95,502
Issued in reinvestment of distributions	8,288	15,391
Redeemed	(35,464)	(64,652)
Net increase (decrease)	(7,157)	46,241

See accompanying notes which are an integral part of the financial statements.

21 Semiannual Report

Financial Highlights
	Six months ended
	October 31, 2005		Years ended April 30,
	(Unaudited)	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$16.74	$17.26	$11.86	$15.11	$13.16	$13.74
Income from Investment
Operations
Net investment income
(loss)D	(.01)	(.04)	(.05)E	.01	.03	.05
Net realized and unreal-
ized gain (loss)	1.82	.84	5.51	(2.98)	1.91	.02
Total from investment
operations	1.81	.80	5.46	(2.97)	1.94	.07
Distributions from net
investment income					(.02)	(.04)
Distributions from net realized
gain	(.62)	(1.33)	(.07)	(.31)	—	(.49)
Distributions in excess of net
realized gain	—	—	—	—	—	(.16)
Total distributions	(.62)	(1.33)	(.07)	(.31)	(.02)	(.69)
Redemption fees added to
paid in capitalD	—G	.01	.01	.03	.03	.04
Net asset value, end of period	$17.93	$16.74	$17.26	$11.86	$15.11	$13.16
Total ReturnB,C	11.04%	4.63%	46.15%	(19.78)%	14.98%	.78%
Ratios to Average Net AssetsF
Expenses before expense
reductions	97%A	1.07%	1.13%	1.20%	1.12%	1.10%
Expenses net of voluntary
waivers, if any	97%A	1.07%	1.13%	1.20%	1.12%	1.10%
Expenses net of all
reductions	95%A	1.00%	1.08%	1.10%	1.07%	1.05%
Net investment income
(loss)	(.14)%A	(.23)%	(.34)%	.05%	.24%	.36%
Supplemental Data
Net assets, end of period
(in millions)	$4,150	$3,994	$3,319	$1,413	$1,754	$1,163
Portfolio turnover rate	78%A	99%	96%	116%	132%	126%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.01 per share.
F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the fund.
G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

22

Notes to Financial Statements

For the period ended October 31, 2005 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Small Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affili ates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

23 Semiannual Report

Notes to Financial Statements (Unaudited) continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Semiannual Report

24

1. Significant Accounting Policies continued Income Tax Information and Distributions to Shareholders continued

Distributions are recorded on the ex dividend date. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, market dis count, net operating losses and losses deferred due to wash sales.

The federal tax cost of investments and unrealized appreciation (depreciation) as of period end were as follows:

Unrealized appreciation	$679,477
Unrealized depreciation	(208,837)
Net unrealized appreciation (depreciation)	$470,640
Cost for federal income tax purposes	$3,877,184

Short Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

25 Semiannual Report

Notes to Financial Statements (Unaudited) continued (Amounts in thousands except ratios) 2. Operating Policies continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $1,588,113 and $2,038,224, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of .20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund’s relative investment performance as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .68% of the fund’s average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of ac count. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual ized rate of .24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund’s accounting rec ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Semiannual Report

26

4. Fees and Other Transactions with Affiliates continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,527 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $121 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

27 Semiannual Report

Notes to Financial Statements (Unaudited) continued (Amounts in thousands except ratios) 7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $372 for the period. In addition, through arrange ments with the fund’s custodian and transfer agent, credits realized as a result of unin vested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and transfer agent expenses by $3 and $49, respectively.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

Semiannual Report

28

Distributions

The Board of Trustees of Fidelity Small Cap Stock Fund voted to pay on December 5, 2005, to shareholders of record at the opening of business on December 2, 2005, a distribution of $.64 per share derived from capital gains realized from sales of portfo lio securities.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

29 Semiannual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	18,240,248,322.53	96.150
Withheld	730,313,302.58	3.850
TOTAL	18,970,561,625.11	100.000
Albert R. Gamper, Jr.B
Affirmative	18,204,838,072.06	95.964
Withheld	765,723,553.05	4.036
TOTAL	18,970,561,625.11	100.000
Robert M. Gates
Affirmative	18,191,748,681.13	95.895
Withheld	778,812,943.98	4.105
TOTAL	18,970,561,625.11	100.000
George H. Heilmeier
Affirmative	18,193,638,757.60	95.905
Withheld	776,922,867.51	4.095
TOTAL	18,970,561,625.11	100.000
Abigail P. Johnson
Affirmative	18,103,320,241.78	95.428
Withheld	867,241,383.33	4.572
TOTAL	18,970,561,625.11	100.000
Edward C. Johnson 3d
Affirmative	18,055,585,171.13	95.177
Withheld	914,976,453.98	4.823
TOTAL	18,970,561,625.11	100.000
Stephen P. Jonas
Affirmative	18,188,419,716.35	95.877
Withheld	782,141,908.76	4.123
TOTAL	18,970,561,625.11	100.000
Marie L. Knowles
Affirmative	18,208,650,664.29	95.984
Withheld	761,910,960.82	4.016
TOTAL	18,970,561,625.11	100.000

Ned C. Lautenbach
Affirmative	18,224,936,039.64	96.070
Withheld	745,625,585.47	3.930
TOTAL	18,970,561,625.11	100.000

Marvin L. Mann
Affirmative	18,146,216,753.93	95.655
Withheld	824,344,871.18	4.345
TOTAL	18,970,561,625.11	100.000

William O. McCoy
Affirmative	18,164,580,135.79	95.751
Withheld	805,981,489.32	4.249
TOTAL	18,970,561,625.11	100.000

Robert L. Reynolds
Affirmative	18,197,448,372.22	95.925
Withheld	773,113,252.89	4.075
TOTAL	18,970,561,625.11	100.000

Cornelia M. Small
Affirmative	18,214,122,413.76	96.013
Withheld	756,439,211.35	3.987
TOTAL	18,970,561,625.11	100.000

William S. Stavropoulos
Affirmative	18,186,563,509.46	95.867
Withheld	783,998,115.65	4.133
TOTAL	18,970,561,625.11	100.000

Kenneth L. Wolfe
Affirmative	18,211,332,412.92	95.998
Withheld	759,229,212.19	4.002
TOTAL	18,970,561,625.11	100.000

A Denotes trust-wide proposals and voting results.

B Effective on or about January 1, 2006.

Semiannual Report 30

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Stock Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

31 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the backgrounds of the fund’s portfolio managers and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

Semiannual Report

32

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the fund’s returns, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objec tive similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

33 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the third quartile for the one year period and the second quartile for the three and five year periods. The Board also stated that the relative investment performance of the fund has compared favorably to its benchmark over time, although the fund’s one year cumulative total return was lower than its benchmark.

The Board also considered that the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s invest ment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incen tive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services

Semiannual Report

34

provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked and the impact of the fund’s performance adjustment, is also included in the chart and considered by the Board.

35 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund’s positive performance adjustment on the fund’s management fee ranking.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund’s total expenses, the Board considered the fund’s management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund’s positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Semiannual Report

36

Based on its review, the Board concluded that the fund’s total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or

37 Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Semiannual Report

38

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

39 Semiannual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

SLCX USAN-1205 1.784863.102

Spartan® 500 Index Fund— Investor Class Fidelity Advantage Class

Semiannual Report October 31, 2005

Contents

Chairman’s Message	3	Ned Johnson’s message to shareholders.
Shareholder Expense	4	An example of shareholder expenses.
Example
Investment Changes	6	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	7	A complete list of the fund’s investments
		with their market values.
Financial Statements	25	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	30	Notes to the financial statements.
Proxy Voting Results	36

Board Approval of	37	Board approval of an amendment to the
Investment Advisory		fund’s management contract.
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference Room in Washington,
DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at
http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

2

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund compa nies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

3 Semiannual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005) for Investor Class and for the entire period (October 14, 2005 to October 31, 2005) for Fidelity Advantage Class. The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (May 1, 2005 to October 31, 2005).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semiannual Report

4

		Ending
	Beginning	Account Value	Expenses Paid
	Account Value	October 31, 2005	During Period
Investor Class
Actual	$1,000.00	$1,052.30	$.52B
HypotheticalA	$1,000.00	$1,024.70	$.51C
Fidelity Advantage Class
Actual	$1,000.00	$1,017.60	$.03B
HypotheticalA	$1,000.00	$1,024.85	$.36C

A 5% return per year before expenses B Actual expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period) for Investor Class and multiplied by 18/365 (to reflect the period October 14, 2005 to October 31, 2005) for Fidelity Advan tage Class.

C Hypothetical expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Investor Class	10%
Fidelity Advantage Class	07%

5 Semiannual Report

Investment Changes

Top Ten Stocks as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Electric Co.	3.2	3.6
Exxon Mobil Corp.	3.2	3.4
Microsoft Corp.	2.1	2.4
Citigroup, Inc.	2.1	2.3
Procter & Gamble Co.	1.7	1.3
Johnson & Johnson	1.7	1.9
Bank of America Corp.	1.6	1.7
American International Group, Inc.	1.5	1.2
Pfizer, Inc.	1.5	1.9
Altria Group, Inc.	1.4	1.2
	20.0
Market Sectors as of October 31, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	20.7	19.9
Information Technology	15.0	14.6
Health Care	12.9	13.5
Industrials	11.0	11.6
Consumer Discretionary	10.6	10.8
Consumer Staples	9.7	10.3
Energy	9.3	8.3
Utilities	3.4	3.3
Telecommunication Services	3.0	3.1
Materials	2.9	3.0
Asset Allocation (% of fund’s net assets)

To match the Standard & Poor’s 500SM Index, Spartan® 500 Index seeks 100% investment exposure to stocks at all times.

Semiannual Report

6

Investments October 31, 2005 (Unaudited)
Showing Percentage of Net Assets

Common Stocks 98.5%
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 10.6%
Auto Components 0.2%
Cooper Tire & Rubber Co.	70,757	$967
Dana Corp.	173,750	1,305
Goodyear Tire & Rubber Co. (a)(d)	203,440	3,182
Johnson Controls, Inc.	222,467	15,139
Visteon Corp. (a)	148,678	1,238
		21,831
Automobiles – 0.4%
Ford Motor Co.	2,141,060	17,814
General Motors Corp.	653,396	17,903
Harley Davidson, Inc. (d)	317,062	15,704
		51,421
Distributors – 0.1%
Genuine Parts Co.	201,114	8,923
Diversified Consumer Services – 0.1%
Apollo Group, Inc. Class A (a)	168,975	10,649
H&R Block, Inc.	375,109	9,325
		19,974
Hotels, Restaurants & Leisure 1.4%
Carnival Corp. unit	498,678	24,769
Darden Restaurants, Inc.	155,210	5,032
Harrah’s Entertainment, Inc.	212,145	12,831
Hilton Hotels Corp.	378,552	7,363
International Game Technology	394,080	10,439
Marriott International, Inc. Class A	197,811	11,793
McDonald’s Corp.	1,444,337	45,641
Starbucks Corp. (a)	887,910	25,110
Starwood Hotels & Resorts Worldwide, Inc. unit	251,517	14,696
Wendy’s International, Inc.	133,479	6,236
Yum! Brands, Inc.	329,774	16,776
		180,686
Household Durables – 0.7%
Black & Decker Corp.	92,967	7,635
Centex Corp.	148,287	9,542
D.R. Horton, Inc.	314,522	9,653
Fortune Brands, Inc.	168,668	12,814
KB Home	89,616	5,856
Leggett & Platt, Inc.	217,899	4,367
Lennar Corp. Class A	154,562	8,591

See accompanying notes which are an integral part of the financial statements.

7	Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Household Durables – continued
Maytag Corp.	92,272	$1,589
Newell Rubbermaid, Inc.	318,088	7,313
Pulte Homes, Inc.	247,870	9,367
Snap-On, Inc.	66,801	2,406
The Stanley Works	83,888	4,021
Whirlpool Corp.	77,180	6,059
		89,213
Internet & Catalog Retail 0.4%
eBay, Inc. (a)	1,282,743	50,797
Leisure Equipment & Products – 0.2%
Brunswick Corp.	112,402	4,286
Eastman Kodak Co.	331,839	7,267
Hasbro, Inc.	206,822	3,897
Mattel, Inc.	466,447	6,880
		22,330
Media – 3.4%
Clear Channel Communications, Inc.	626,983	19,073
Comcast Corp. Class A (a)	2,537,284	70,613
Dow Jones & Co., Inc.	67,975	2,305
Gannett Co., Inc.	281,946	17,667
Interpublic Group of Companies, Inc. (a)	488,618	5,047
Knight-Ridder, Inc. (d)	80,181	4,280
McGraw Hill Companies, Inc.	431,898	21,137
Meredith Corp.	48,438	2,417
News Corp. Class A	2,830,417	40,333
Omnicom Group, Inc.	210,413	17,456
The New York Times Co. Class A (d)	167,854	4,572
Time Warner, Inc.	5,423,755	96,706
Tribune Co.	306,358	9,653
Univision Communications, Inc. Class A (a)	265,981	6,953
Viacom, Inc. Class B (non-vtg.)	1,831,696	56,728
Walt Disney Co.	2,322,565	56,601
		431,541
Multiline Retail – 1.1%
Big Lots, Inc. (a)	131,535	1,522
Dillard’s, Inc. Class A	74,379	1,540
Dollar General Corp.	370,883	7,210
Family Dollar Stores, Inc.	178,972	3,962
Federated Department Stores, Inc.	306,353	18,801

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

8

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Multiline Retail – continued
JCPenney Co., Inc.	289,323	$14,813
Kohl’s Corp. (a)	398,236	19,167
Nordstrom, Inc.	255,828	8,864
Sears Holdings Corp. (a)	118,090	14,200
Target Corp.	1,022,163	56,924
		147,003
Specialty Retail – 2.2%
AutoNation, Inc. (a)(d)	208,348	4,142
AutoZone, Inc. (a)	64,253	5,198
Bed Bath & Beyond, Inc. (a)	341,703	13,846
Best Buy Co., Inc.	467,721	20,701
Circuit City Stores, Inc.	190,064	3,381
Gap, Inc.	669,552	11,570
Home Depot, Inc.	2,472,989	101,491
Limited Brands, Inc.	403,408	8,072
Lowe’s Companies, Inc.	900,838	54,744
Office Depot, Inc. (a)	365,522	10,063
OfficeMax, Inc.	81,710	2,290
RadioShack Corp. (d)	155,154	3,429
Sherwin-Williams Co.	131,532	5,597
Staples, Inc.	849,079	19,300
Tiffany & Co., Inc.	164,568	6,484
TJX Companies, Inc.	538,339	11,590
		281,898
Textiles, Apparel & Luxury Goods – 0.4%
Coach, Inc. (a)	439,194	14,133
Jones Apparel Group, Inc	136,800	3,732
Liz Claiborne, Inc.	123,996	4,365
NIKE, Inc. Class B	220,694	18,549
Reebok International Ltd.	60,735	3,465
VF Corp.	103,206	5,393
		49,637

TOTAL CONSUMER DISCRETIONARY		1,355,254

CONSUMER STAPLES 9.7%
Beverages – 2.2%
Anheuser-Busch Companies, Inc.	897,511	37,031
Brown-Forman Corp. Class B (non-vtg.)	95,871	6,072

See accompanying notes which are an integral part of the financial statements.

9 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER STAPLES – continued
Beverages – continued
Coca-Cola Enterprises, Inc.	348,256	$6,582
Constellation Brands, Inc. Class A (sub. vtg.) (a)	226,439	5,330
Molson Coors Brewing Co. Class B	66,099	4,078
Pepsi Bottling Group, Inc.	160,420	4,561
PepsiCo, Inc.	1,929,363	113,987
The Coca-Cola Co.	2,399,106	102,634
		280,275
Food & Staples Retailing – 2.4%
Albertsons, Inc.	425,662	10,688
Costco Wholesale Corp.	553,675	26,776
CVS Corp.	939,252	22,927
Kroger Co. (a)	836,509	16,647
Safeway, Inc.	518,439	12,059
SUPERVALU, Inc.	157,015	4,935
Sysco Corp.	731,433	23,340
Wal-Mart Stores, Inc.	2,885,810	136,528
Walgreen Co.	1,181,300	53,666
		307,566
Food Products 1.1%
Archer-Daniels Midland Co.	751,635	18,317
Campbell Soup Co.	213,698	6,219
ConAgra Foods, Inc.	598,389	13,925
General Mills, Inc.	422,913	20,410
H.J. Heinz Co.	393,831	13,981
Hershey Co.	212,094	12,053
Kellogg Co.	295,986	13,074
McCormick & Co., Inc. (non-vtg.)	154,699	4,686
Sara Lee Corp.	906,491	16,181
Tyson Foods, Inc. Class A	290,413	5,169
Wm. Wrigley Jr. Co.	207,706	14,436
		138,451
Household Products – 2.3%
Clorox Co.	175,296	9,487
Colgate-Palmolive Co.	600,158	31,784
Kimberly Clark Corp.	550,319	31,280
Procter & Gamble Co.	3,969,345	222,244
		294,795

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER STAPLES – continued
Personal Products 0.2%
Alberto-Culver Co.	87,118	$3,782
Avon Products, Inc.	543,942	14,681
		18,463
Tobacco 1.5%
Altria Group, Inc.	2,397,984	179,969
Reynolds American, Inc.	98,770	8,395
UST, Inc.	189,917	7,861
		196,225

TOTAL CONSUMER STAPLES		1,235,775

ENERGY 9.3%
Energy Equipment & Services – 1.6%
Baker Hughes, Inc.	393,624	21,634
BJ Services Co.	372,444	12,942
Halliburton Co.	587,310	34,710
Nabors Industries Ltd. (a)	181,938	12,486
National Oilwell Varco, Inc. (a)	200,347	12,516
Noble Corp.	157,960	10,169
Rowan Companies, Inc.	125,840	4,151
Schlumberger Ltd. (NY Shares)	679,739	61,700
Transocean, Inc. (a)	379,875	21,839
Weatherford International Ltd. (a)	159,910	10,010
		202,157
Oil, Gas & Consumable Fuels – 7.7%
Amerada Hess Corp.	92,299	11,547
Anadarko Petroleum Corp	273,078	24,771
Apache Corp.	379,958	24,253
Burlington Resources, Inc.	440,272	31,796
Chevron Corp.	2,601,931	148,492
ConocoPhillips	1,608,306	105,151
Devon Energy Corp.	523,659	31,619
El Paso Corp.	761,793	9,035
EOG Resources, Inc.	277,420	18,804
Exxon Mobil Corp.	7,285,105	408,986
Kerr-McGee Corp.	133,294	11,335
Kinder Morgan, Inc.	110,393	10,035
Marathon Oil Corp.	422,899	25,442
Murphy Oil Corp.	189,655	8,885

See accompanying notes which are an integral part of the financial statements.

11 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Occidental Petroleum Corp.	461,938	$36,438
Sunoco, Inc.	157,823	11,758
Valero Energy Corp.	353,097	37,160
Williams Companies, Inc.	661,112	14,743
XTO Energy, Inc.	417,425	18,141
		988,391

TOTAL ENERGY		1,190,548

FINANCIALS – 20.7%
Capital Markets 3.1%
Ameriprise Financial, Inc. (a)	286,752	10,673
Bank of New York Co., Inc.	899,415	28,143
Bear Stearns Companies, Inc.	129,961	13,750
Charles Schwab Corp.	1,200,783	18,252
E*TRADE Financial Corp. (a)	428,192	7,943
Federated Investors, Inc. Class B (non-vtg.)	97,877	3,427
Franklin Resources, Inc.	171,527	15,158
Goldman Sachs Group, Inc.	537,259	67,893
Janus Capital Group, Inc.	257,530	4,520
Lehman Brothers Holdings, Inc.	314,437	37,629
Mellon Financial Corp.	483,157	15,311
Merrill Lynch & Co., Inc.	1,070,325	69,293
Morgan Stanley	1,254,925	68,280
Northern Trust Corp.	214,456	11,495
State Street Corp.	382,313	21,115
T. Rowe Price Group, Inc.	149,951	9,825
		402,707
Commercial Banks – 5.7%
AmSouth Bancorp.	404,905	10,216
Bank of America Corp.	4,642,413	203,059
BB&T Corp.	632,612	26,785
Comerica, Inc.	193,269	11,167
Compass Bancshares, Inc.	143,682	7,006
Fifth Third Bancorp	642,571	25,812
First Horizon National Corp.	144,556	5,591
Huntington Bancshares, Inc.	266,696	6,203
KeyCorp	472,923	15,247
M&T Bank Corp.	93,352	10,043
Marshall & Ilsley Corp.	239,398	10,285

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Commercial Banks – continued
National City Corp.	657,056	$21,177
North Fork Bancorp, Inc., New York	552,763	14,007
PNC Financial Services Group, Inc.	335,949	20,395
Regions Financial Corp. New	532,067	17,319
SunTrust Banks, Inc.	418,883	30,361
Synovus Financial Corp.	360,224	9,895
U.S. Bancorp, Delaware	2,111,718	62,465
Wachovia Corp.	1,822,500	92,073
Wells Fargo & Co.	1,950,395	117,414
Zions Bancorp	104,078	7,647
		724,167
Consumer Finance – 1.3%
American Express Co.	1,433,764	71,358
Capital One Financial Corp.	333,563	25,468
MBNA Corp.	1,453,346	37,162
SLM Corp.	482,433	26,790
		160,778
Diversified Financial Services – 3.6%
CIT Group, Inc.	233,060	10,658
Citigroup, Inc.	5,973,639	273,473
JPMorgan Chase & Co.	4,058,826	148,634
Moody’s Corp.	292,040	15,554
Principal Financial Group, Inc.	323,173	16,039
		464,358
Insurance – 4.7%
ACE Ltd.	366,246	19,081
AFLAC, Inc.	579,677	27,697
Allstate Corp.	758,869	40,061
AMBAC Financial Group, Inc.	123,589	8,761
American International Group, Inc.	2,998,419	194,298
Aon Corp.	368,028	12,458
Cincinnati Financial Corp.	201,960	8,593
Hartford Financial Services Group, Inc.	346,028	27,596
Jefferson-Pilot Corp.	155,715	8,546
Lincoln National Corp.	199,298	10,086
Loews Corp.	156,627	14,563
Marsh & McLennan Companies, Inc.	618,470	18,028
MBIA, Inc.	154,878	9,020
MetLife, Inc.	874,059	43,187

See accompanying notes which are an integral part of the financial statements.

13 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Insurance – continued
Progressive Corp.	227,861	$26,389
Prudential Financial, Inc.	592,733	43,145
SAFECO Corp.	144,524	8,050
The Chubb Corp.	229,166	21,306
The St. Paul Travelers Companies, Inc.	780,460	35,144
Torchmark Corp.	120,540	6,368
UnumProvident Corp.	344,186	6,984
XL Capital Ltd. Class A	162,222	10,392
		599,753
Real Estate 0.7%
Apartment Investment & Management Co. Class A	110,350	4,237
Archstone-Smith Trust	244,662	9,926
Equity Office Properties Trust	474,385	14,611
Equity Residential (SBI)	331,773	13,022
Plum Creek Timber Co., Inc.	212,561	8,269
ProLogis Trust	285,412	12,273
Public Storage, Inc.	95,497	6,322
Simon Property Group, Inc.	211,543	15,151
Vornado Realty Trust	136,223	11,034
		94,845
Thrifts & Mortgage Finance – 1.6%
Countrywide Financial Corp.	687,020	21,827
Fannie Mae	1,118,340	53,144
Freddie Mac	798,398	48,982
Golden West Financial Corp., Delaware	295,236	17,339
MGIC Investment Corp.	107,505	6,369
Sovereign Bancorp, Inc.	417,882	9,014
Washington Mutual, Inc.	1,152,613	45,643
		202,318

TOTAL FINANCIALS		2,648,926

HEALTH CARE – 12.9%
Biotechnology – 1.5%
Amgen, Inc. (a)	1,425,571	108,001
Applera Corp. – Applied Biosystems Group	225,696	5,478
Biogen Idec, Inc. (a)	390,923	15,883
Chiron Corp. (a)(d)	125,907	5,558
Genzyme Corp. (a)	296,566	21,442

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Biotechnology – continued
Gilead Sciences, Inc. (a)	526,790	$24,891
MedImmune, Inc. (a)	284,618	9,956
		191,209
Health Care Equipment & Supplies – 2.1%
Bausch & Lomb, Inc.	62,126	4,609
Baxter International, Inc.	719,261	27,497
Becton, Dickinson & Co.	288,793	14,656
Biomet, Inc.	288,354	10,043
Boston Scientific Corp. (a)	682,319	17,140
C.R. Bard, Inc.	121,660	7,589
Fisher Scientific International, Inc. (a)	140,869	7,959
Guidant Corp.	381,329	24,024
Hospira, Inc. (a)	184,736	7,362
Medtronic, Inc.	1,399,297	79,284
Millipore Corp. (a)	59,574	3,647
PerkinElmer, Inc.	150,499	3,322
St. Jude Medical, Inc. (a)	421,268	20,250
Stryker Corp.	335,680	13,786
Thermo Electron Corp. (a)	186,733	5,637
Waters Corp. (a)	132,880	4,810
Zimmer Holdings, Inc. (a)	285,787	18,225
		269,840
Health Care Providers & Services – 3.0%
Aetna, Inc.	335,018	29,669
AmerisourceBergen Corp.	119,930	9,147
Cardinal Health, Inc.	493,176	30,828
Caremark Rx, Inc. (a)	519,936	27,245
CIGNA Corp.	148,551	17,213
Coventry Health Care, Inc. (a)	186,099	10,047
Express Scripts, Inc. (a)	171,730	12,950
HCA, Inc.	522,209	25,165
Health Management Associates, Inc. Class A	285,609	6,115
Humana, Inc. (a)	187,663	8,330
IMS Health, Inc.	260,863	6,060
Laboratory Corp. of America Holdings (a)	156,119	7,533
Manor Care, Inc.	91,381	3,404
McKesson Corp.	356,275	16,186
Medco Health Solutions, Inc. (a)	351,697	19,871
Patterson Companies, Inc. (a)	159,225	6,589

See accompanying notes which are an integral part of the financial statements.

15 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Providers & Services – continued
Quest Diagnostics, Inc.	192,321	$8,983
Tenet Healthcare Corp. (a)	541,390	4,559
UnitedHealth Group, Inc.	1,459,460	84,488
WellPoint, Inc. (a)	708,989	52,947
		387,329
Pharmaceuticals – 6.3%
Abbott Laboratories	1,796,010	77,318
Allergan, Inc.	151,111	13,494
Bristol-Myers Squibb Co.	2,259,851	47,841
Eli Lilly & Co.	1,310,037	65,227
Forest Laboratories, Inc. (a)	392,716	14,888
Johnson & Johnson	3,437,035	215,227
King Pharmaceuticals, Inc. (a)	279,310	4,310
Merck & Co., Inc.	2,536,831	71,589
Mylan Laboratories, Inc.	252,578	4,852
Pfizer, Inc.	8,516,058	185,139
Schering-Plough Corp.	1,705,845	34,697
Watson Pharmaceuticals, Inc. (a)	120,430	4,162
Wyeth	1,549,628	69,051
		807,795

TOTAL HEALTH CARE		1,656,173

INDUSTRIALS – 11.0%
Aerospace & Defense – 2.2%
General Dynamics Corp.	232,263	27,012
Goodrich Corp.	140,458	5,066
Honeywell International, Inc.	988,058	33,792
L 3 Communications Holdings, Inc.	137,118	10,671
Lockheed Martin Corp.	420,459	25,463
Northrop Grumman Corp.	412,594	22,136
Raytheon Co.	521,488	19,269
Rockwell Collins, Inc.	204,142	9,354
The Boeing Co.	948,143	61,288
United Technologies Corp.	1,184,032	60,717
		274,768
Air Freight & Logistics – 1.0%
FedEx Corp.	349,894	32,166

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Air Freight & Logistics – continued
Ryder System, Inc.	74,194	$2,943
United Parcel Service, Inc. Class B	1,279,358	93,316
		128,425
Airlines – 0.1%
Southwest Airlines Co.	800,476	12,816
Building Products 0.2%
American Standard Companies, Inc.	211,923	8,062
Masco Corp.	497,295	14,173
		22,235
Commercial Services & Supplies – 0.7%
Allied Waste Industries, Inc. (a)(d)	252,100	2,052
Avery Dennison Corp.	127,631	7,230
Cendant Corp.	1,208,948	21,060
Cintas Corp.	159,478	6,470
Equifax, Inc.	150,489	5,187
Monster Worldwide, Inc. (a)	140,719	4,617
Pitney Bowes, Inc.	264,427	11,127
R.R. Donnelley & Sons Co.	248,070	8,687
Robert Half International, Inc.	195,627	7,215
Waste Management, Inc.	649,465	19,166
		92,811
Construction & Engineering – 0.1%
Fluor Corp.	100,216	6,374
Electrical Equipment – 0.4%
American Power Conversion Corp.	197,594	4,227
Cooper Industries Ltd. Class A	107,013	7,586
Emerson Electric Co.	477,298	33,196
Rockwell Automation, Inc.	209,826	11,152
		56,161
Industrial Conglomerates – 4.3%
3M Co.	883,983	67,165
General Electric Co.	12,248,438	415,340
Textron, Inc.	154,558	11,134
Tyco International Ltd.	2,338,431	61,711
		555,350
Machinery – 1.3%
Caterpillar, Inc.	781,965	41,124
Cummins, Inc.	53,709	4,585

See accompanying notes which are an integral part of the financial statements.

17 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Machinery – continued
Danaher Corp.	274,554	$14,304
Deere & Co.	278,680	16,910
Dover Corp.	233,967	9,120
Eaton Corp.	170,310	10,019
Illinois Tool Works, Inc.	241,208	20,445
Ingersoll-Rand Co. Ltd. Class A	389,741	14,728
ITT Industries, Inc.	107,122	10,884
Navistar International Corp. (a)	71,283	1,962
PACCAR, Inc.	198,078	13,869
Pall Corp.	143,724	3,760
Parker Hannifin Corp.	138,289	8,668
		170,378
Road & Rail 0.6%
Burlington Northern Santa Fe Corp.	431,476	26,777
CSX Corp.	250,681	11,484
Norfolk Southern Corp.	467,410	18,790
Union Pacific Corp.	304,772	21,084
		78,135
Trading Companies & Distributors – 0.1%
W.W. Grainger, Inc.	87,512	5,862

TOTAL INDUSTRIALS		1,403,315

INFORMATION TECHNOLOGY – 15.0%
Communications Equipment – 2.7%
ADC Telecommunications, Inc. (a)	134,608	2,349
Andrew Corp. (a)	187,702	1,993
Avaya, Inc. (a)	490,032	5,645
CIENA Corp. (a)	667,794	1,583
Cisco Systems, Inc. (a)	7,383,944	128,850
Comverse Technology, Inc. (a)	232,585	5,838
Corning, Inc. (a)	1,700,857	34,170
JDS Uniphase Corp. (a)	1,904,297	3,999
Lucent Technologies, Inc. (a)	5,135,688	14,637
Motorola, Inc.	2,852,801	63,218
QUALCOMM, Inc.	1,883,824	74,901
Scientific-Atlanta, Inc.	177,016	6,273
Tellabs, Inc. (a)	517,053	4,943
		348,399

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

18

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Computers & Peripherals – 3.7%
Apple Computer, Inc. (a)	958,805	$55,218
Dell, Inc. (a)	2,770,055	88,309
EMC Corp. (a)	2,785,307	38,883
Gateway, Inc. (a)	304,486	868
Hewlett-Packard Co.	3,310,280	92,820
International Business Machines Corp.	1,843,816	150,972
Lexmark International, Inc. Class A (a)	137,177	5,696
NCR Corp. (a)	214,678	6,488
Network Appliance, Inc. (a)	425,119	11,631
QLogic Corp. (a)	104,794	3,161
Sun Microsystems, Inc. (a)	3,940,049	15,760
		469,806
Electronic Equipment & Instruments – 0.3%
Agilent Technologies, Inc. (a)	570,985	18,277
Jabil Circuit, Inc. (a)	198,696	5,931
Molex, Inc.	167,443	4,238
Sanmina-SCI Corp. (a)	607,314	2,217
Solectron Corp. (a)	1,123,355	3,965
Symbol Technologies, Inc.	280,818	2,331
Tektronix, Inc.	97,626	2,243
		39,202
Internet Software & Services – 0.4%
Yahoo!, Inc. (a)	1,448,866	53,565
IT Services – 1.0%
Affiliated Computer Services, Inc. Class A (a)	145,133	7,853
Automatic Data Processing, Inc.	670,377	31,280
Computer Sciences Corp. (a)	213,505	10,942
Convergys Corp. (a)	161,820	2,630
Electronic Data Systems Corp.	599,595	13,977
First Data Corp.	891,471	36,060
Fiserv, Inc. (a)	217,356	9,494
Paychex, Inc.	384,807	14,915
Sabre Holdings Corp. Class A	151,496	2,959
Unisys Corp. (a)	393,480	2,011
		132,121
Office Electronics – 0.1%
Xerox Corp. (a)	1,108,603	15,044
Semiconductors & Semiconductor Equipment – 3.1%
Advanced Micro Devices, Inc. (a)	460,271	10,687

See accompanying notes which are an integral part of the financial statements.

19 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Altera Corp. (a)	430,464	$7,167
Analog Devices, Inc.	430,284	14,965
Applied Materials, Inc.	1,874,665	30,707
Applied Micro Circuits Corp. (a)	352,949	861
Broadcom Corp. Class A (a)	326,622	13,868
Freescale Semiconductor, Inc. Class B (a)	468,056	11,177
Intel Corp.	7,040,002	165,440
KLA Tencor Corp.	228,296	10,568
Linear Technology Corp.	354,475	11,772
LSI Logic Corp. (a)	451,446	3,661
Maxim Integrated Products, Inc.	378,866	13,139
Micron Technology, Inc. (a)(d)	711,894	9,248
National Semiconductor Corp.	396,604	8,975
Novellus Systems, Inc. (a)	160,141	3,501
NVIDIA Corp. (a)	194,911	6,539
PMC-Sierra, Inc. (a)	210,568	1,495
Teradyne, Inc. (a)	227,332	3,078
Texas Instruments, Inc.	1,875,315	53,540
Xilinx, Inc.	403,813	9,671
		390,059
Software 3.7%
Adobe Systems, Inc. (d)	567,995	18,318
Autodesk, Inc. (a)	263,899	11,910
BMC Software, Inc. (a)	251,821	4,933
Citrix Systems, Inc. (a)	196,866	5,428
Computer Associates International, Inc.	535,338	14,973
Compuware Corp. (a)	448,381	3,627
Electronic Arts, Inc. (a)	350,694	19,947
Intuit, Inc. (a)	209,410	9,618
Mercury Interactive Corp. (a)(d)	100,063	3,481
Microsoft Corp.	10,644,843	273,572
Novell, Inc. (a)	441,362	3,363
Oracle Corp. (a)	4,357,473	55,253
Parametric Technology Corp. (a)	314,637	2,048
Siebel Systems, Inc.	603,518	6,246
Symantec Corp. (a)	1,383,991	33,008
		465,725

TOTAL INFORMATION TECHNOLOGY		1,913,921

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

20

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS 2.9%
Chemicals – 1.6%
Air Products & Chemicals, Inc.	256,153	$14,662
Ashland, Inc.	85,733	4,588
Dow Chemical Co.	1,114,508	51,111
E.I. du Pont de Nemours & Co.	1,149,372	47,917
Eastman Chemical Co.	94,142	4,967
Ecolab, Inc.	212,758	7,038
Engelhard Corp.	138,801	3,775
Hercules, Inc. (a)	130,301	1,452
International Flavors & Fragrances, Inc.	94,347	3,113
Monsanto Co.	310,389	19,558
PPG Industries, Inc.	196,301	11,772
Praxair, Inc.	373,570	18,458
Rohm & Haas Co.	167,965	7,312
Sigma Aldrich Corp.	77,990	4,968
		200,691
Construction Materials 0.0%
Vulcan Materials Co.	118,187	7,682
Containers & Packaging – 0.2%
Ball Corp.	126,102	4,965
Bemis Co., Inc.	123,524	3,264
Pactiv Corp. (a)	173,044	3,409
Sealed Air Corp. (a)	95,755	4,817
Temple-Inland, Inc.	130,543	4,808
		21,263
Metals & Mining – 0.7%
Alcoa, Inc.	1,008,009	24,485
Allegheny Technologies, Inc.	97,206	2,791
Freeport-McMoRan Copper & Gold, Inc. Class B	204,906	10,126
Newmont Mining Corp.	515,559	21,963
Nucor Corp.	180,518	10,804
Phelps Dodge Corp.	112,021	13,495
United States Steel Corp.	132,004	4,822
		88,486
Paper & Forest Products 0.4%
Georgia-Pacific Corp.	300,661	9,781
International Paper Co.	566,735	16,537
Louisiana-Pacific Corp.	128,085	3,193

See accompanying notes which are an integral part of the financial statements.

21 Semiannual Report

Investments (Unaudited) continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Paper & Forest Products – continued
MeadWestvaco Corp.	212,589	$5,574
Weyerhaeuser Co.	283,034	17,927
		53,012

TOTAL MATERIALS		371,134

TELECOMMUNICATION SERVICES – 3.0%
Diversified Telecommunication Services – 2.2%
AT&T Corp.	926,671	18,330
BellSouth Corp.	2,117,136	55,088
CenturyTel, Inc.	150,154	4,915
Citizens Communications Co.	396,506	4,853
Qwest Communications International, Inc. (a)(d)	1,762,081	7,683
SBC Communications, Inc.	3,817,436	91,046
Verizon Communications, Inc.	3,194,979	100,674
		282,589
Wireless Telecommunication Services – 0.8%
ALLTEL Corp.	441,128	27,288
Sprint Nextel Corp.	3,388,900	78,995
		106,283

TOTAL TELECOMMUNICATION SERVICES		388,872

UTILITIES – 3.4%
Electric Utilities – 1.7%
Allegheny Energy, Inc. (a)(d)	188,034	5,314
Ameren Corp.	235,437	12,384
American Electric Power Co., Inc.	454,281	17,245
Cinergy Corp.	229,792	9,169
Edison International	376,450	16,473
Entergy Corp.	239,842	16,962
Exelon Corp.	774,779	40,312
FirstEnergy Corp.	381,101	18,102
FPL Group, Inc.	455,257	19,603
Pinnacle West Capital Corp.	114,111	4,765
PPL Corp.	438,493	13,742
Progress Energy, Inc.	290,274	12,653
Southern Co.	862,885	30,192
		216,916

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

22

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

UTILITIES – continued
Gas Utilities 0.0%
Nicor, Inc.	51,010	$2,000
Peoples Energy Corp.	44,068	1,639
		3,639
Independent Power Producers & Energy Traders – 0.7%
AES Corp. (a)	754,694	11,992
Calpine Corp. (a)(d)	656,241	1,562
Constellation Energy Group, Inc.	205,640	11,269
Duke Energy Corp.	1,070,367	28,343
Dynegy, Inc. Class A (a)	330,969	1,470
TXU Corp.	277,370	27,945
		82,581
Multi-Utilities – 1.0%
CenterPoint Energy, Inc.	357,662	4,735
CMS Energy Corp. (a)	253,350	3,777
Consolidated Edison, Inc.	282,329	12,846
Dominion Resources, Inc.	393,759	29,957
DTE Energy Co.	205,480	8,877
KeySpan Corp.	201,369	6,961
NiSource, Inc.	314,842	7,446
PG&E Corp.	431,037	15,681
Public Service Enterprise Group, Inc.	276,174	17,369
Sempra Energy	295,954	13,111
TECO Energy, Inc.	240,164	4,155
Xcel Energy, Inc. (d)	465,343	8,530
		133,445

TOTAL UTILITIES		436,581

TOTAL COMMON STOCKS
(Cost $10,237,295)		12,600,499

U.S. Treasury Obligations 0.2%
	Principal
	Amount (000s)
U.S. Treasury Bills, yield at date of purchase 3.32%
12/22/05 (e)
(Cost $19,905)	$20,000	19,898

See accompanying notes which are an integral part of the financial statements.

23 Semiannual Report

Investments (Unaudited) continued

Money Market Funds 1.8%
		Shares	Value (Note 1)
			(000s)
Fidelity Cash Central Fund, 3.92% (b)		156,929,628	$156,930
Fidelity Securities Lending Cash Central Fund,
3.94% (b)(c)		69,803,936	69,804
TOTAL MONEY MARKET FUNDS
(Cost $226,734)			226,734
TOTAL INVESTMENT PORTFOLIO 100.5%
(Cost $10,483,934)			12,847,131

NET OTHER ASSETS – (0.5)%			(58,789)
NET ASSETS 100%			$12,788,342

Futures Contracts
	Expiration	Underlying	Unrealized
	Date	Face Amount	Appreciation/
		at Value (000s)	(Depreciation)
			(000s)
Purchased
Equity Index Contracts
623 S&P 500 Index Contracts	Dec. 2005	$ 188,426	$(1,233)

The face value of futures purchased as a percentage of net assets – 1.5%

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $10,805,000.

Income Tax Information

At April 30, 2005, the fund had a capital loss carryforward of approximately $419,387,000 of which $92,003,000 and $327,384,000 will expire on April 30, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report 24

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)	October 31, 2005 (Unaudited)

Assets
Investment in securities, at value (including securities
loaned of $68,022) (cost $10,483,934) See
accompanying schedule		$12,847,131
Receivable for fund shares sold		11,616
Dividends receivable		11,596
Interest receivable		308
Receivable for daily variation on futures contracts		1,559
Other affiliated receivables		33
Other receivables		51
Total assets		12,872,294

Liabilities
Payable for fund shares redeemed	$13,066
Accrued management fee	733
Other affiliated payables	349
Collateral on securities loaned, at value	69,804
Total liabilities		83,952

Net Assets		$12,788,342
Net Assets consist of:
Paid in capital		$10,657,310
Undistributed net investment income		106,261
Accumulated undistributed net realized gain (loss) on
investments		(337,193)
Net unrealized appreciation (depreciation) on
investments		2,361,964
Net Assets		$12,788,342
Investor Class:
Net Asset Value, offering price and redemption price
per share ($7,180,622 ÷ 85,737 shares)		$83.75
Fidelity Advantage Class:
Net Asset Value, offering price and redemption price
per share ($5,607,720 ÷ 66,956 shares)		$83.75

See accompanying notes which are an integral part of the financial statements.

25 Semiannual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Six months ended October 31, 2005 (Unaudited)

Investment Income
Dividends		$110,308
Interest		2,463
Security lending		491
Total income		113,262

Expenses
Management fee	$6,020
Transfer agent fees	241
Independent trustees’ compensation	28
Appreciation in deferred trustee compensation account	4
Interest	2
Miscellaneous	19
Total expenses before reductions	6,314
Expense reductions	(31)	6,283

Net investment income (loss)		106,979
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	167,128
Futures contracts	9,821
Total net realized gain (loss)		176,949
Change in net unrealized appreciation (depreciation) on:
Investment securities	346,543
Futures contracts	1,560
Total change in net unrealized appreciation
(depreciation)		348,103
Net gain (loss)		525,052
Net increase (decrease) in net assets resulting from
operations		$632,031

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

26

Statement of Changes in Net Assets
	Six months ended	Year ended
	October 31, 2005	April 30,
Amounts in thousands	(Unaudited)	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$106,979	$216,293
Net realized gain (loss)	176,949	(55,541)
Change in net unrealized appreciation (depreciation) .	348,103	468,154
Net increase (decrease) in net assets resulting
from operations	632,031	628,906
Distributions to shareholders from net investment income .	(67,828)	(195,056)
Share transactions - net increase (decrease)	192,160	1,403,354
Redemption fees	175	378
Total increase (decrease) in net assets	756,538	1,837,582

Net Assets
Beginning of period	12,031,804	10,194,222
End of period (including undistributed net investment
income of $106,261 and undistributed net invest-
ment income of $67,463, respectively)	$12,788,342	$12,031,804

See accompanying notes which are an integral part of the financial statements.

27 Semiannual Report

Financial Highlights Investor Class
	Six months ended
	October 31, 2005		Years ended April 30,
	(Unaudited)	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning
of period	$ 80.02	$ 76.63	$63.37	$ 74.28	$ 86.16	$100.06
Income from Investment
Operations
Net investment income
(loss)D	72	1.54E	1.10	1.02	.96	.96
Net realized and unreal-
ized gain (loss)	3.46	3.26	13.18	(10.95)	(11.88)	(13.90)
Total from investment
operations	4.18	4.80	14.28	(9.93)	(10.92)	(12.94)
Distributions from net
investment income	(.45)	(1.41)	(1.02)	(.99)	(.96)	(.97)
Redemption fees added to
paid in capitalD	—G	—G	—G	.01	G	.01
Net asset value, end of
period	$ 83.75	$80.02	$ 76.63	$ 63.37	$ 74.28	$ 86.16
Total ReturnB,C	5.23%	6.25%	22.65%	(13.38)%	(12.77)%	(13.02)%
Ratios to Average Net AssetsF
Expenses before expense
reductions	10%A	.32%	.39%	.41%	.39%	.38%
Expenses net of voluntary
waivers, if any	10%A	.13%	.19%	.19%	.19%	.19%
Expenses net of all
reductions	10%A	.13%	.19%	.19%	.19%	.19%
Net investment income
(loss)	1.73%A	1.94%E	1.51%	1.62%	1.21%	1.02%
Supplemental Data
Net assets, end of period
(in millions)	$7,181	$12,032	$10,194	$ 7,270	$ 8,421	$ 9,232
Portfolio turnover rate	6%A	4%	4%	9%	4%	5%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.23 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 1.64% .
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

28

Financial Highlights Fidelity Advantage Class
Period ended
October 31, 2005E
(Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$ 82.30
Income from Investment Operations
Net investment income (loss)D	03
Net realized and unrealized gain (loss)	1.42
Total from investment operations	1.45
Redemption fees added to paid in capitalD	—G
Net asset value, end of period	$ 83.75
Total ReturnB,C	1.76%
Ratios to Average Net AssetsF
Expenses before expense reductions	07%A
Expenses net of voluntary waivers, if any	07%A
Expenses net of all reductions	07%A
Net investment income (loss)	81%A
Supplemental Data
Net assets, end of period (in millions)	$ 5,608
Portfolio turnover rate	6%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E For the period October 14, 2005 (commencement of sale of shares) to October 31, 2005.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions repre sent the net expenses paid by the class.
G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

29 Semiannual Report

Notes to Financial Statements

For the period ended October 31, 2005 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Spartan 500 Index Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Investor Class and Fidelity Advantage Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Fidelity Advantage Class (Advantage Class) shares on October 14, 2005, and the existing class of the fund was re designated as Investor Class (Investor Class). After the commencement of the Advantage Class, the fund began offering voluntary and automatic conversions between classes to eligible shareholders of the Investor Class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent fees incurred and certain expense reductions.

The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund: Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify

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1. Significant Accounting Policies continued Security Valuation - continued

significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of invest ments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

31 Semiannual Report

Notes to Financial Statements (Unaudited) continued (Amounts in thousands except ratios) 1. Significant Accounting Policies continued Income Tax Information and Distributions to Shareholders continued

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to futures transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investments and unrealized appreciation (depreciation) as of period end were as follows:

Unrealized appreciation	$3,649,544
Unrealized depreciation	(1,358,654)
Net unrealized appreciation (depreciation)	$2,290,890
Cost for federal income tax purposes	$10,556,241

Short Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption “Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $622,388 and $375,295, respectively.

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4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. From May 1, 2005 through September 30, 2005, the management fee was based on an annual rate of .10% of the fund’s average net assets. FMR paid all other expenses including transfer agent fees (with certain exceptions). Effective October 1, 2005, an amendment to the management contract was approved by the Board of Trustees lowering the management fee from .10% to .07% of the fund’s average net assets.

In addition, effective October 1, 2005, a new expense contract with FMR was approved by the Board of Trustees limiting total expenses of the Investor Class to .10% and those of the Advantage Class to .07%, excluding the compensation of the independent Trustees and certain other expenses such as interest expense.

Sub Adviser. Geode Capital Management, LLC (Geode), serves as sub adviser for the fund. Geode provides discretionary investment advisory services to the fund and is paid by FMR for providing these services.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. Effective October 1, 2005, FSC receives asset based fees of ..06% and .03% of average net assets for the Inves tor Class and Advantage Class, respectively. Under the new expense contract, the Investor Class pays transfer agent fees at an annual rate of .03%, and the Advantage Class pays no transfer agent fees. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,630 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

33 Semiannual Report

Notes to Financial Statements (Unaudited) continued (Amounts in thousands except ratios) 6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $16,853. The weighted average interest rate was 3.25% . At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Through arrangements with the fund’s custodian and each class’ transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s miscellaneous expense by $6 and reduced Investor Class’ transfer agent expense by $25.

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9. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is consid ered remote.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended	Year ended
	October 31,	April 30,
	2005	2005
From net investment income
Investor Class	$67,828	$195,056

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares			Dollars
	Six months ended	Year ended	Six months ended	Year ended
	October 31,	April 30,	October 31,	April 30,
	2005A	2005	2005A	2005
Investor Class
Shares sold	13,400	36,404	$1,118,683	$2,923,173
Conversions to Advantage
Class	(66,836)	—	(5,500,576)	—
Reinvestment of
distributions	770	2,255	63,522	182,052
Shares redeemed	(11,964)	(21,315)	(1,000,191)	(1,701,871)
Net increase (decrease) .	(64,630)	17,344	$(5,318,562)	$1,403,354
Advantage Class
Shares sold	544	—	$45,197	$—
Conversions from Investor
Class	66,836		5,500,576
Shares redeemed	(424)	—	(35,051)	—
Net increase (decrease) .	66,956	—	$5,510,722	$—

A Share transactions for Advantage Class are for the period October 14, 2005 (commencement of sale of shares) to October 31, 2005.

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Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	18,240,248,322.53	96.150
Withheld	730,313,302.58	3.850
TOTAL	18,970,561,625.11	100.000
Albert R. Gamper, Jr.B
Affirmative	18,204,838,072.06	95.964
Withheld	765,723,553.05	4.036
TOTAL	18,970,561,625.11	100.000
Robert M. Gates
Affirmative	18,191,748,681.13	95.895
Withheld	778,812,943.98	4.105
TOTAL	18,970,561,625.11	100.000
George H. Heilmeier
Affirmative	18,193,638,757.60	95.905
Withheld	776,922,867.51	4.095
TOTAL	18,970,561,625.11	100.000
Abigail P. Johnson
Affirmative	18,103,320,241.78	95.428
Withheld	867,241,383.33	4.572
TOTAL	18,970,561,625.11	100.000
Edward C. Johnson 3d
Affirmative	18,055,585,171.13	95.177
Withheld	914,976,453.98	4.823
TOTAL	18,970,561,625.11	100.000
Stephen P. Jonas
Affirmative	18,188,419,716.35	95.877
Withheld	782,141,908.76	4.123
TOTAL	18,970,561,625.11	100.000
Marie L. Knowles
Affirmative	18,208,650,664.29	95.984
Withheld	761,910,960.82	4.016
TOTAL	18,970,561,625.11	100.000

Ned C. Lautenbach
Affirmative	18,224,936,039.64	96.070
Withheld	745,625,585.47	3.930
TOTAL	18,970,561,625.11	100.000

Marvin L. Mann
Affirmative	18,146,216,753.93	95.655
Withheld	824,344,871.18	4.345
TOTAL	18,970,561,625.11	100.000

William O. McCoy
Affirmative	18,164,580,135.79	95.751
Withheld	805,981,489.32	4.249
TOTAL	18,970,561,625.11	100.000

Robert L. Reynolds
Affirmative	18,197,448,372.22	95.925
Withheld	773,113,252.89	4.075
TOTAL	18,970,561,625.11	100.000

Cornelia M. Small
Affirmative	18,214,122,413.76	96.013
Withheld	756,439,211.35	3.987
TOTAL	18,970,561,625.11	100.000

William S. Stavropoulos
Affirmative	18,186,563,509.46	95.867
Withheld	783,998,115.65	4.133
TOTAL	18,970,561,625.11	100.000

Kenneth L. Wolfe
Affirmative	18,211,332,412.92	95.998
Withheld	759,229,212.19	4.002
TOTAL	18,970,561,625.11	100.000

A Denotes trust-wide proposals and voting results.

B Effective on or about January 1, 2006.

Semiannual Report 36

Board Approval of Investment Advisory Contracts and Management Fees

Spartan 500 Index Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

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Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the backgrounds of the fund’s portfolio managers and the fund’s investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and

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38

expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restric tions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the fund’s returns, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one , three , and five year periods. The Board also stated that the relative investment

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Board Approval of Investment Advisory Contracts and Management Fees continued

performance of the fund was lower than its benchmark over time, but considered that, unlike the benchmark, the fund has fees and transaction costs.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 32% means that 68% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked, is also included in the chart and considered by the Board.

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The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Furthermore, the Board considered that on February 17, 2005, after the periods shown in the chart above, it had approved an amendment (effective March 1, 2005) to the fund’s management contract that reduced the fund’s management fee from 24 basis points to 10 basis points.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund’s total expenses, the Board considered the fund’s management fee as well as other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the new contractual arrange ments described below. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked below its competitive median for 2004.

Furthermore, the Board considered that on February 17, 2005, it had approved changes (effective March 1, 2005) in the contractual arrangements for the fund that (i) have the effect of setting the total “fund level” expenses (including, among other expenses, the

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Board Approval of Investment Advisory Contracts and Management Fees continued

management fee) at 10 basis points, and (ii) limit the total expenses of the fund’s existing class of shareholders to 10 basis points. These new contractual arrangements may not be increased without Board and shareholder approval. (Effective August 31, 2004, FMR had voluntarily agreed to limit the fund’s expenses to 10 basis points.)

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund’s total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

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The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

On September 15, 2005, subsequent to approving the July renewal of the fund’s Advisory Contracts, the Board approved an amended and restated management contract (the Amended Contract) for the fund, effective October 1, 2005. In determining whether to approve the contract, the Board considered that the Amended Contract lowered the management fee from 10 basis points to 7 basis points of the fund’s average daily net assets.

In connection with its approval, the Board also considered the management fees and total expenses of similar funds offered by other fund companies. At its meeting, the Board also approved an expense contract for Fidelity Advantage Class of the fund that obliges FMR to pay all class level expenses of Fidelity Advantage Class and limits the total expenses of the class’s shareholders to 7 basis points. The Board noted that the new contractual expense limit may not be increased without the approval of the Board and of Fidelity Advantage Class shareholders.

Based on its review, the Board concluded that the amended advisory fee structures are fair and reasonable, and the fund’s Amended Contract should be approved.

43 Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report 44

To Write Fidelity

We’ll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(such as changing name, address, bank, etc.)

Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277 0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

45 Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1 800 544 9797.

Arizona
7001 West Ray Road
Chandler, AZ
7373 N. Scottsdale Road
Scottsdale, AZ

California
815 East Birch Street
Brea, CA
1411 Chapin Avenue
Burlingame, CA
851 East Hamilton Avenue
Campbell, CA
19200 Von Karman Avenue
Irvine, CA
601 Larkspur Landing Circle
Larkspur, CA
10100 Santa Monica Blvd.
Los Angeles, CA
27101 Puerta Real
Mission Viejo, CA
73 575 El Paseo
Palm Desert, CA
251 University Avenue
Palo Alto, CA
123 South Lake Avenue
Pasadena, CA
16995 Bernardo Ctr. Drive
Rancho Bernardo, CA
1740 Arden Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
8 Montgomery Street
San Francisco, CA
3793 State Street
Santa Barbara, CA
21701 Hawthorne Boulevard
Torrance, CA
2001 North Main Street
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA

Colorado
1625 Broadway
Denver, CO
9185 East Westview Road
Littleton, CO

Connecticut
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT

Delaware
222 Delaware Avenue
Wilmington, DE

Florida
4400 N. Federal Highway
Boca Raton, FL
121 Alhambra Plaza
Coral Gables, FL
2948 N. Federal Highway
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
3550 Tamiami Trail, South
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
2465 State Road 7
Wellington, FL
3501 PGA Boulevard
West Palm Beach, FL

Georgia
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA

Illinois
One North LaSalle Street
Chicago, IL
875 North Michigan Ave.
Chicago, IL
1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL

Indiana
4729 East 82nd Street
Indianapolis, IN

Kansas
5400 College Boulevard
Overland Park, KS

Maine
Three Canal Plaza
Portland, ME

Maryland
7315 Wisconsin Avenue
Bethesda, MD
One W. Pennsylvania Ave.
Towson, MD

Massachusetts
801 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
405 Cochituate Road
Framingham, MA
416 Belmont Street
Worcester, MA

Michigan
500 E. Eisenhower Pkwy.
Ann Arbor, MI
280 Old N. Woodward Ave.
Birmingham, MI
43420 Grand River Avenue
Novi, MI
29155 Northwestern Hwy.
Southfield, MI

Minnesota
7600 France Avenue South
Edina, MN

Missouri
8885 Ladue Road
Ladue, MO

Semiannual Report 46

Nevada
2225 Village Walk Drive
Henderson, NV

New Jersey
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
396 Route 17, North
Paramus, NJ
3518 Route 1 North
Princeton, NJ
530 Highway 35
Shrewsbury, NJ

New York
1055 Franklin Avenue
Garden City, NY
37 West Jericho Turnpike
Huntington Station, NY
1271 Avenue of the Americas
New York, NY
61 Broadway
New York, NY
350 Park Avenue
New York, NY
200 Fifth Avenue
New York, NY
733 Third Avenue
New York, NY
11 Penn Plaza
New York, NY
2070 Broadway
New York, NY
1075 Northern Blvd.
Roslyn, NY

North Carolina
4611 Sharon Road
Charlotte, NC

Ohio
3805 Edwards Road
Cincinnati, OH
1324 Polaris Parkway
Columbus, OH
28699 Chagrin Boulevard
Woodmere Village, OH

Oregon
16850 SW 72nd Avenue
Tigard, OR

Pennsylvania
600 West DeKalb Pike
King of Prussia, PA
1735 Market Street
Philadelphia, PA
12001 Perry Highway
Wexford, PA

Rhode Island
47 Providence Place
Providence, RI

Tennessee
6150 Poplar Avenue
Memphis, TN

Texas
10000 Research Boulevard
Austin, TX
4001 Northwest Parkway
Dallas, TX
12532 Memorial Drive
Houston, TX
2701 Drexel Drive
Houston, TX
6500 N. MacArthur Blvd.
Irving, TX
6005 West Park Boulevard
Plano, TX
14100 San Pedro
San Antonio, TX
1576 East Southlake Blvd.
Southlake, TX
19740 IH 45 North
Spring, TX

Utah
215 South State Street
Salt Lake City, UT

Virginia
1861 International Drive
McLean, VA

Washington
411 108th Avenue, N.E.
Bellevue, WA
1518 6th Avenue
Seattle, WA

Washington, DC
1900 K Street, N.W.
Washington, DC

Wisconsin
595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

47 Semiannual Report

47

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Geode Capital Management, LLC
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
Mellon Bank, N.A.
Pittsburgh, PA

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

SMI-USAN-1205 1.784866.102

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Fidelity Commonwealth Trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Commonwealth Trust's (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Not applicable.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	December 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	December 15, 2005
By:	/s/Paul M. Murphy
Paul M. Murphy
Chief Financial Officer

Date:	December 15, 2005